As filed with the Securities and Exchange Commission on February 2, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE RESERVE FUND
RESERVE TAX-EXEMPT TRUST
RESERVE NEW YORK TAX-EXEMPT TRUST
RESERVE MUNICIPAL MONEY-MARKET TRUST
RESERVE SHORT-TERM INVESTMENT TRUST
HALLMARK EQUITY SERIES TRUST
HALLMARK INVESTMENT SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

THE RESERVE FUND

Primary Fund

Primary II Fund

U.S. Government Fund

U.S. Treasury Fund

Liquid Performance Money Market Fund

RESERVE TAX-EXEMPT TRUST

Interstate Tax-Exempt Fund

California Tax-Exempt Fund

Connecticut Tax-Exempt Fund

Florida Tax-Exempt Fund

Massachusetts Tax-Exempt Fund

Michigan Tax-Exempt Fund

New Jersey Tax-Exempt Fund

Ohio Tax-Exempt Fund

Pennsylvania Tax-Exempt Fund

Virginia Tax-Exempt Fund

RESERVE NEW YORK TAX-EXEMPT TRUST

New York Tax-Exempt Fund

RESERVE MUNICIPAL MONEY-MARKET TRUST

Arizona Municipal Money-Market Fund

Louisiana Municipal Money-Market Fund

Minnesota Municipal Money-Market Fund

RESERVE SHORT-TERM INVESTMENT TRUST

Reserve Yield Plus Fund

(the foregoing funds are collectively referred to as the “Reserve Funds”,

the following funds are referred to as the “Hallmark Funds”,

and each as a “Fund”, and, collectively, as the “Funds”)

HALLMARK EQUITY SERIES TRUST

Hallmark Capital Appreciation Fund

Hallmark Informed Investors Growth Fund

Hallmark International Equity Fund

Hallmark International Small-Cap Fund

Hallmark Large-Cap Growth Fund

Hallmark Mid-Cap Growth Fund

Hallmark Small-Cap Growth Fund

Hallmark Strategic Growth Fund

HALLMARK INVESTMENT SERIES TRUST

Hallmark First Mutual Fund

Hallmark Total Return Bond Fund

Hallmark Convertible Securities Fund

Broker-related shareholder

February     , 2007

Dear Shareholder:

You are already an investor in one or more Reserve money-market funds that have been selected by your broker to employ your cash balance.

Enclosed is a Proxy Statement and Notice of a Special Meeting of Shareholders of these money-market funds, which includes you.

The Trustees, including a majority of the independent Trustees, have reviewed the proposals and concluded they are in the best interest of you, the shareholder, and the Funds and they recommend you vote FOR each of the proposals and FOR each of the Trustee nominees.

Regardless of the number of shares you own, your vote is important.  Not completing the proxy impedes the ability of the Funds in acting on these important matters and, in the opinion of the independent Trustees, is not in your best interest or the best interest of the fund.  You may vote by telephone, Internet or mail and it will take less than a minute to accomplish.

If you have any questions about the proxy material or need voting assistance, you may call Computershare Fund Services at                        .

The Meeting will be held at the office of the Funds, 1250 Broadway, New York, NY 10001-3701 on April 17, 2007 at  3:00 p.m. Eastern Standard Time.

Your participation and prompt response in this matter will save trees and help us minimize expenses.  Thank you for your cooperation.

As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from our proxy-soliciting firm reminding you to exercise your right to vote.

Sincerely,

Bruce R. Bent

Chairman, President and Founder

February     , 2007

Dear Hallmark Investor:

Enclosed is a Proxy Statement and Notice of a Special Meeting of Shareholders, which includes you.

The Trustees of each Fund, including a majority of the independent Trustees, have reviewed the proposals and concluded they are in the best interest of you, the shareholder, and the Funds and they recommend that you vote FOR each of the proposals and FOR each of the Trustee nominees.

Regardless of the number of shares you own, your vote is important.  Not completing the proxy impedes the ability of the Funds in acting on these important matters and, in the opinion of the independent Trustees, is not in your best interests or the best interest of each Fund.  You may vote by telephone, Internet or mail and it will take less than a minute to accomplish.

If you have any questions about the proxy material or need voting assistance, you may call our proxy-soliciting firm at                          .

The Meeting will be held at the office of the Funds, 1250 Broadway, New York, NY 10001-3701 on March 14, 2007 at 3:00 p.m. Eastern Time.

Your participation and prompt response in this matter will save trees and help us minimize expenses.  Thank you for your cooperation.

As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from our proxy-soliciting firm reminding you to exercise your right to vote.

Sincerely,

Bruce R. Bent

Chairman, President and Founder

Reserve Direct Retail

February     , 2007

Dear Reserve Shareholder:

Enclosed is a Proxy Statement and Notice of a Special Meeting of Shareholders, which includes you.

The Trustees of each Fund, including a majority of the independent Trustees, have reviewed the proposals and concluded they are in the best interest of you, the shareholder, and the Funds and they recommend that you vote FOR each of the proposals and FOR each of the Trustee nominees.

Regardless of the number of shares you own, your vote is important.  Not completing the proxy impedes the ability of the Funds in acting on these important matters and, in the opinion of the independent Trustees, is not in your best interest or the best interest of each Fund.  You may vote by telephone, Internet or mail and it will take less than a minute to accomplish.

If you have any questions about the proxy material or need voting assistance, you may call our proxy-soliciting firm at                          .

The Meeting will be held at the office of the Funds, 1250 Broadway, New York, NY 10001-3701 on April 17, 2007 at 3:00 p.m. Eastern Time.

Your participation and prompt response in this matter will save trees and help us minimize expenses.  Thank you for your cooperation.

As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from our proxy-soliciting firm reminding you to exercise your right to vote.

Sincerely,

Bruce R. Bent

Chairman, President and Founder

THE RESERVE FUND

Primary Fund

Primary II Fund

U.S. Government Fund

U.S. Treasury Fund

Liquid Performance Money Market Fund

RESERVE TAX-EXEMPT TRUST

Interstate Tax-Exempt Fund

California Tax-Exempt Fund

Connecticut Tax-Exempt Fund

Florida Tax-Exempt Fund

Massachusetts Tax-Exempt Fund

Michigan Tax-Exempt Fund

New Jersey Tax-Exempt Fund

Ohio Tax-Exempt Fund

Pennsylvania Tax-Exempt Fund

Virginia Tax-Exempt Fund

RESERVE NEW YORK TAX-EXEMPT TRUST

New York Tax-Exempt Fund

RESERVE MUNICIPAL MONEY-MARKET TRUST

Arizona Municipal Money-Market Fund

Louisiana Municipal Money-Market Fund

Minnesota Municipal Money-Market Fund

RESERVE SHORT-TERM INVESTMENT TRUST

Reserve Yield Plus Fund

(the foregoing funds are collectively referred to as the “Reserve Funds”,

 the following funds are referred to as the “Hallmark Funds”,

and each as a “Fund”, and, collectively, as the “Funds”)

HALLMARK EQUITY SERIES TRUST

Hallmark Capital Appreciation Fund

Hallmark Informed Investors Growth Fund

Hallmark International Equity Fund

Hallmark International Small-Cap Fund

Hallmark Large-Cap Growth Fund

Hallmark Mid-Cap Growth Fund

Hallmark Small-Cap Growth Fund

Hallmark Strategic Growth Fund

HALLMARK INVESTMENT SERIES TRUST

Hallmark First Mutual Fund

Hallmark Total Return Bond Fund

Hallmark Convertible Securities Fund

1250 Broadway

New York, NY 10001-3701

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON MARCH 14 AND APRIL 17, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the funds listed on the preceding page (each, a “Fund” and together, the “Funds”), which are each series of the applicable Trust listed above each such Fund (the “Trusts”), will be held on April 17, 2007 at 3:00 p.m. Eastern time for the Reserve Funds) and  on March 14, 2007 at 3:00 p.m. Eastern time for the Hallmark Funds (each, a “Meeting”), at the offices of Reserve Management Company, Inc., at 1250 Broadway, New York, NY 10001-3701. The Meeting is being held to consider and vote on the following matters:

The following proposals are to be voted on by shareholders of record of the specific Funds (or classes thereof) indicated in the Joint Proxy Statement:

Proposal 1:	Election of Trustees.

Proposal 2:	Approval of New “Comprehensive Fee” Investment Management Agreements.

Proposal 3	Approval to Amend “Comprehensive Fee” Investment Management Agreements.

Proposal 4:	Approval of New Distribution Plans.

Proposal 5:	Approval to Amend Distribution Plans.

Proposal 6(a):	Approval of the Retention of Payments Made Under the “Comprehensive Fee” Investment Management Agreements.

Proposal 6(b):	Approval of the Retention of Payments Made Under Sub-Investment Management Agreements.

Proposal 6(c):	Approval of the Retention of Payments Made Under Distribution Plans and Distribution Agreements.

Proposal 7:

Approval of Proposal to Permit Adviser and Hallmark Equity Series Trust to Enter Into, Terminate or Materially Change Agreements with Sub-Investment Managers, on behalf of Hallmark Mid-Cap Growth Fund, without Obtaining Shareholder Approval.

Proposal 8:	Approval of Plan of Liquidation, Dissolution, and Termination of each Series of Hallmark Equity Series Trust (except for Hallmark Small-Cap Growth Fund).

Proposal 9:

Approval of Change in Fundamental Investment Policy for each Series of the Reserve Tax-Exempt Trust (except Interstate Tax-Exempt Fund of Reserve Tax-Exempt Trust) and Reserve New York Tax-Exempt Trust.

Proposal 10:	To Conduct Such Other Business As May Be Properly Brought Before the Board.

Shareholders of record at the close of business on February 9, 2007 are entitled to notice of, and to vote at, the Meeting. Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, please vote, sign and date the proxy and return its promptly so that a quorum will be present at the Meeting.

By Order of the Boards of Trustees,

/s/ Edmund P. Bergan, Jr.

Edmund P. Bergan, Jr.

Secretary

Contents of Joint Proxy Statement

Page
SUMMARY OF PROPOSALS	8
SUMMARY OF VOTING REQUIREMENTS	10
BACKGROUND	14
Legal and Regulatory Structure	14
Information About the Fund’s Management Agreements, Distribution Agreements and Distribution Plans	14
Board Actions	15
PROPOSAL 1: ELECTION OF TRUSTEES: ALL TRUSTS	16
Remuneration of Trustees	17
Board Committees	17
PROPOSAL 2: APPROVAL OF NEW “COMPREHENSIVE FEE” INVESTMENT MANAGEMENT AGREEMENTS: AFFECTED FUNDS	18
Board Approval of New “Comprehensive Fee” Investment Management Agreement	19
PROPOSAL 3: APPROVAL TO AMEND “COMPREHENSIVE FEE” INVESTMENT MANAGEMENT AGREEMENTS: ALL FUNDS EXCEPT HALLMARK FUNDS	19
Board Approval of Amendment to “Comprehensive Fee” Investment Management Agreement	20
PROPOSAL 4: APPROVAL OF NEW DISTRIBUTION PLANS: CLASSES 70, 75, 95 AND R OF ALL AFFECTED FUNDS	20
Considerations	21
PROPOSAL 5: APPROVAL TO AMEND DISTRIBUTION PLAN: ALL AFFECTED FUNDS EXCEPT HALLMARK FUNDS	21
PROPOSAL 6(A): APPROVAL OF THE RETENTION OF PAYMENTS MADE UNDER THE “COMPREHENSIVE FEE” INVESTMENT MANAGEMENT AGREEMENTS: ALL AFFECTED FUNDS	22
PROPOSAL 6(B): APPROVAL OF THE RETENTION OF PAYMENTS MADE UNDER THE SUB-INVESTMENT MANAGEMENT AGREEMENTS: ALL HALLMARK FUNDS	22
PROPOSAL 6(C): APPROVAL OF THE RETENTION OF PAYMENTS MADE UNDER THE DISTRIBUTION PLANS AND DISTRIBUTION AGREEMENTS: ALL AFFECTED FUNDS	22
PROPOSAL 7: APPROVAL OF PROPOSAL TO PERMIT RMCI AND HALLMARK EQUITY SERIES TRUST TO ENTER INTO, TERMINATE OR MATERIALLY CHANGE AGREEMENTS WITH SUB-INVESTMENT MANAGERS ON BEHALF OF THE HALLMARK MID-CAP GROWTH FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL: HALLMARK MID-CAP GROWTH FUND	23
Conditions of Order	23
Reasons for the Proposal and the Trustees’ Recommendation	24
PROPOSAL 8: APPROVAL OF PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION OF: ALL SERIES OF HALLMARK EQUITY SERIES TRUST (EXCEPT HALLMARK SMALL-CAP GROWTH FUND)	25
The Liquidation in General	25
Reasons for the Proposed Liquidation	26
Plan of Dissolution, Liquidation and Termination of the HEST Funds	27
Federal Income Tax Consequences	27
Liquidation Distribution	29
Procedure for Dissolution Under the Delaware Law, the HEST Liquidation Plan and the HEST Funds’ Charter Documents
PROPOSAL 9: APPROVAL OF CHANGE IN FUNDAMENTAL INVESTMENT POLICY	30
Proposed Changes to the Fundamental Investment Policy	31
Effect on the Fund and Shareholders	32
Implementation of the Change	32

OTHER INFORMATION	32
Information on each Trust’s Independent Accountants	32
Solicitation of Proxies	33
SHAREHOLDER PROPOSALS	34
DELIVERY OF JOINT PROXY STATEMENT	34
INDEX OF EXHIBITS	6

INDEX OF EXHIBITS

Exhibit A:	Shares Outstanding	A-1
Exhibit B:	Beneficial Owners	B-1
Exhibit C:	(A) Information Concerning Trustees and Officers of the Trusts and Directors	C-1
	(B) Information Concerning Management of the Investment Adviser	C-8
Exhibit D:	Securities Beneficially Owned by Each Trustee Nominee by Dollar Range	D-1
Exhibit E:	Trustee Nominee Compensation Table	E-1
Exhibit F:	Charter of the Nominating Committee	F-1
Exhibit G:	Affected Classes	G-1
Exhibit H:	Information Concerning Previous Management Agreements of Affected Class	H-1
Exhibit I:	Investment Advisory Fees and Applicable Fee Waivers and/or Reimbursements of Expenses with Respect to Affected Classes	I-1
Exhibit J:	Comprehensive Management Fee to be Paid by Affected Classes	J-1
Exhibit K:	(A) Board Considerations of New “Comprehensive Fee” Investment Management Agreements	K-1
	(B) Board Considerations of Amendments to “Comprehensive Fee” Management Agreements	K-6

Exhibit L:	Form of Amended “Comprehensive Fee” Management Agreement	L-1
Exhibit M:	Information Concerning Previous Management Agreements of Share Classes Other than Affected Classes	M-1
Exhibit N:	Investment Advisory Fees Paid and Applicable Fee Waivers and/or Reimbursements of Expenses with Respect to Share Classes other than Affected Classes	N-1
Exhibit O:	Comprehensive Management Fee to be Paid by Share Classes Other than Affected Classes	O-1
Exhibit P:	Form of Rule 12b-1 Distribution Plan	P-1
Exhibit Q:	Information Concerning Previous Distribution Agreement of Affected Classes	Q-1
Exhibit R:	(A) Board Considerations of New Distribution Plans	R-1
	(B) Board Considerations of Amended Distribution Plans	R-1
Exhibit S:	Rule 12b-1 Distribution Fees	S-1
Exhibit T:	Fees Previously Paid Under Distribution Plan for Most Recent Fiscal Year	T-1
Exhibit U:	Fee and Expense Information	U-1
Exhibit V:	Compensation Received under Previous “Comprehensive Fee” Investment Management Agreement to the Present	V-1
Exhibit W:	Compensation Received under Previous Sub-Investment Management Agreement to the Present	W-1
Exhibit X:	Compensation Received under Previous Distribution Plans to the Present	X-1
Exhibit Y:	Investment Advisory Fees Paid or Payable and Applicable Fee Waivers and/or Reimbursements from Fund Inception (or since Previous Management Agreement Lapsed) of each Relevant Fund to Record Date	Y-1
Exhibit Z:	Fees Paid to Each Sub-Investment Manager and Applicable Fee Waivers and/or Reimbursements From Expiration Date to June 30, 2005	Z-1
Exhibit Aa:	Distribution Fees Paid or Payable by Relevant Fund Share Class to Resrv and Applicable Fee Waivers and/or Reimbursements From Expiration or Lack of Approval by Relevant Fund Share Class to Record Date	Aa-1
Exhibit Bb:	Board Considerations of Retention of Payments	Bb-1
Exhibit Cc:	Form of Plan of Liquidation, Dissolution and Termination	Cc-1
Exhibit Dd:	Net Assets Of HEST Funds (excluding Hallmark Small-Cap Growth Fund) At The Conclusion of the 3 Years (If Available) Preceding the Board Meeting and Percentage Change in Net Assets For This Time Period	Dd-1
Exhibit Ee:	Information about Audit and Other Fees	Ee-1

JOINT PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON MARCH 14 AND APRIL 17, 2007

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of each of the Trusts listed on the cover page hereto (the “Board” and members of the Board will be referred to as “Trustees”) for use at the Special Meetings of Shareholders of the Trusts (each, a “Meeting”) to be held on March 14, 2007 at 3:00 p.m. Eastern time for shareholders of  the Hallmark Funds and on April 17, 2007 at 3:00 p.m. Eastern time for shareholders of the Reserve Funds, at the offices of the Funds’ investment adviser, Reserve Management Company, Inc. (“RMCI” or “Adviser”), at 1250 Broadway, New York, New York 10001-3701 and at any adjournment thereof.

This Joint Proxy Statement and the accompanying proxy cards were first mailed to shareholders on or about                   , 2007. The close of business on February 9, 2007 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.  See “Summary of Voting Requirements,” below for a discussion of the quorum requirements, including the effects of redemptions subsequent to the Record Date for the Hallmark Funds.

All shares represented by the enclosed proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of each of the proposals.  As set forth under “Other Information — Solicitation of Proxies,” proxies may be solicited in person or by telephone, telegraph, facsimile, oral communication or electronic medium. Any proxy may be revoked by the timely submission of a properly executed subsequent proxy, by a timely written revocation, or by an oral revocation or vote at the Meeting prior to the finalization of the vote on a particular proposal. Execution and submission of a proxy does not affect a shareholder’s right to attend the Meeting in person.

An abstention by a shareholder from voting on Proposals 2, 3, 4, 5, 6(a), 6(b), 6(c), 7, 8, and 9, each of which require the approval of a specified percentage of the outstanding shares of the relevant fund (or class thereof), either by proxy or in person at the Meeting, will have the same effect as a negative vote as to that matter. An abstention will not be counted in favor of, but will have no other effect on the vote for Proposal 1, which requires the approval of a plurality of the shares of each Trust (except that in the case of Reserve Municipal Money-Market Trust, Trustees shall be elected by a plurality of the shares of each Fund). Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to attend the Meeting and vote the shares or to grant a proxy with respect thereto, or if the record owner has and exercises discretionary voting power. If the record owner does not have discretionary voting power as to a particular proposal, but grants a proxy for the shares, those shares will be counted toward the quorum but will have the effect of a negative vote on Proposals 2, 3, 4, 5, 6(a), 6(b), 6(c), 7, 8 and 9.

The Board may seek one or more adjournments of the Meeting if necessary to obtain a quorum or to obtain the vote required for approval of one or more proposals. A vote may be taken at the Meeting, including any adjournment, on any proposal for which there are sufficient votes for one Trust, Fund or class even though the Meeting is adjourned as to that same proposal or to other proposals for other Trusts, Funds or classes.

All costs associated with the meeting, including the expenses of preparing, printing and distributing the Joint Proxy Statement, and legal expenses, are being borne by RMCI, the investment adviser to the Funds, and are not an expense to the shareholders.

RMCI, a New Jersey corporation, with its principal place of business at 1250 Broadway, New York, NY 10001-3701, serves as investment adviser for the Funds.  RMCI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971.  The Funds’ distributor and principal underwriter, Resrv Partners, Inc. (“Resrv”), is an affiliate of RMCI. Resrv has its principal office at 1250 Broadway, New York, New York 10001-3701.

You can obtain a copy of the Funds’ most recent Annual Reports and Semi-Annual Reports at no cost either at RMCI’s website at www.TheR.com, by writing the Trusts at 1250 Broadway, New York, NY 10001 or by calling toll-free at (800) 637-1700 or (888) 823-2867. These reports have been previously mailed to shareholders.

SUMMARY OF PROPOSALS

The proposals described in this Joint Proxy Statement and the Trusts or Funds to which each applies are set forth below:

SUMMARY OF PROPOSAL	AFFECTED TRUST(S)/FUND(S)

Proposal 1: Election of Trustees	All Trusts

Proposal 2: Approval of New “Comprehensive Fee” Investment Management Agreements

Primary Fund, Primary II Fund, U.S. Government Fund, U.S. Treasury Fund, Interstate Tax-Exempt Fund, California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, New York Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund, Louisiana Municipal Money-Market Fund, Minnesota Municipal Money-Market Fund, Virginia Tax-Exempt Fund, Hallmark Capital Appreciation Fund, Hallmark Informed Investors Fund, Hallmark International Equity Fund, Hallmark International Small Cap Fund, Hallmark Mid-Cap Growth Fund, Hallmark Small-Cap Growth Fund, Hallmark Large Cap-Growth Fund and Hallmark Strategic Growth Fund (collectively, the “Affected Funds”)

Proposal 3: Approval to Amend “Comprehensive Fee” Investment Management Agreements

All Funds except Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Small-Cap Growth Fund, Hallmark Large-Cap Growth Fund, Hallmark Mid-Cap Growth Fund, Hallmark Strategic Growth Fund, Hallmark First Mutual

Fund, Hallmark Total Return Bond Fund, and Hallmark Convertible Securities Fund

Proposal 4: Approval of New Distribution Plans	Classes 70, 75, 95 and R of all Affected Funds

Proposal 5: Approval to Amend Distribution Plans	All Funds except Primary II Fund of the Reserve Fund, Reserve Yield Plus Fund of Reserve Short-Term Investment Trust and the Hallmark Funds

Proposal 6(a): Approval of the Retention of Payments Made Under Investment Management Agreements	All Affected Funds

Proposal 6(b): Approval of the Retention of Payments Made Under Sub-Investment Management Agreements	All Hallmark Funds

Proposal 6(c): Approval of the Retention of Payments Made Under Distribution Plans and Distribution Agreements	All Affected Funds

Proposal 7: Approval of a Proposal to Permit Adviser and Hallmark Equity Series Trust to Enter Into, Terminate or Materially Amend Agreements with Sub-Investment Managers on behalf of Hallmark Mid-Cap Growth Fund Without Obtaining Shareholder Approval

Hallmark Mid-Cap Growth Fund of Hallmark Equity Series Trust

Proposal 8: Approval of Plan of Liquidation, Dissolution, and Termination of each Series of Hallmark Equity Series Trust (except for Hallmark Small-Cap Growth Fund)	All Series of Hallmark Equity Series Trust (except Hallmark Small-Cap Growth Fund)

Proposal 9: Approval of Change in Fundamental Investment Policy	All Series of Reserve Tax-Exempt Trust (except Interstate Tax-Exempt Fund of Reserve Tax-Exempt Trust) and Reserve New York Tax-Exempt Trust

SUMMARY OF VOTING REQUIREMENTS

The following table summarizes the voting requirements for each of the proposals:

PROPOSALS	SHAREHOLDERS ENTITLED TO VOTE	VOTE REQUIRED FOR APPROVAL

Proposal 1: Election of Trustees	Shareholders of each Trust vote together for each nominee (shareholders of all Funds of a Trust vote together as a single class)

Each nominee must be elected by a plurality of the Trust voting at the Meeting; except that in the case of the Reserve Municipal Money-Market Trust, Trustees shall be elected by a plurality of each Fund

Proposal 2: Approval of New “Comprehensive Fee” Investment Management Agreements	Shareholders of each relevant class of each Fund vote separately	Approved by a “majority of the outstanding voting securities” of each class of each Fund

Proposal 3: Approval To Amend “Comprehensive Fee” Investment Management Agreements	Shareholders of each class of each Fund vote separately	Approved by a “majority of the outstanding voting securities” of each class of each Fund

Proposal 4: Approval of New Distribution Plans	Shareholders of each relevant class of each Fund vote separately	Approved by a “majority of the outstanding voting securities” of each relevant class of each Fund

Proposal 5: Approval To Amend Distribution Plans	Shareholders of each relevant class of each Fund vote separately	Approved by a “majority of the outstanding voting securities” of each relevant class of each Fund

Proposal 6(a): Approval of Retention of Payments made under the “Comprehensive Fee” Investment Management Agreement	Shareholders of each Fund vote separately, without regard to class	Approved by a “majority of the outstanding voting securities” of each Fund

Proposal 6(b): Approval of Retention of Payments made under the Sub-Investment Management Agreements	Shareholders of each Fund vote separately, without regard to class	Approved by a “majority of the outstanding voting securities” of each Fund

PROPOSALS	SHAREHOLDERS ENTITLED TO VOTE	VOTE REQUIRED FOR APPROVAL

Proposal 6(c): Approval of Retention of Payments made under the Distribution Plans and Distribution Agreements	Shareholders of each Fund vote separately, without regard to class	Approved by a “majority of the outstanding voting securities” of each Fund

Proposal 7: Approval to allow Adviser to enter into, terminate or materially change Sub-Investment Management Agreements on behalf of Hallmark Mid-Cap Growth Fund without obtaining Shareholder Approval

	Shareholders of the Fund vote separately, without regard to class	Approved by a “majority of the outstanding voting securities” of the Fund

Proposal 8: Approval of Plan of Liquidation, Dissolution, and Termination of each Series of Hallmark Equity Series Trust (except for Hallmark Small-Cap Growth Fund).	Shareholders of each Fund vote separately, without regard to class	Approved by a “majority of the outstanding voting securities” of each Fund

Proposal 9: Approval of Change in Fundamental Investment Policy	Shareholders of each Fund vote separately, without regard to class	Approved by a “majority of the outstanding voting securities” of each Fund

A Fund’s shareholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether any other Fund’s quorum requirement is met.  For The Reserve Fund, the Reserve Tax-Exempt Trust, the Reserve New York Tax-Exempt Trust and Hallmark Equity Series Trust (“HEST”), the presence of one-third of the outstanding securities eligible to vote constitutes a quorum.  With respect to the Funds that are series of Reserve Municipal Money-Market Trust, a majority of the shares of that Trust (or a particular Fund) entitled to vote shall constitute a quorum.  For Hallmark Investment Series Trust (“HIST”), the presence of a majority of the outstanding securities entitled to vote constitutes a quorum.  In addition, with respect to the HEST and HIST Funds, any shares which have been redeemed between the designated Record Date and the date of the Meeting (or any adjournment thereof) will not be counted as shares outstanding in determining if the percentage of shareholders represented in person by proxy is sufficient to constitute a quorum or if the number of shares needed to approve any proposal has been obtained, and will not be entitled to vote at the Meeting.

The term “majority of the outstanding voting securities” of a Fund (or class of a Fund) as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and as used in this Joint Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund (or class of a Fund, as applicable) present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund (or class of a Fund, as applicable).

Unless otherwise stated, where an approval is being considered by more than one Trust, Fund or class, the approval of any one Trust, Fund or class is not contingent on the approval of any other Trust, Fund or class, and a proposal will be implemented for a Trust, Fund or class where the requisite approval is obtained even if one or more other Trusts, Funds or classes do not approve the proposal.  With respect to Proposal 1, each nominee for the Board of Reserve Municipal Money-Market Trust will only be elected if approved by a plurality of the shareholders of each Fund which is a series of the Trust.

The direct or indirect ownership of certain Fund (or class) shares by Messrs. Bruce R. Bent, Bruce R. Bent II, and Arthur T. Bent is set forth in Exhibit B.  Each of these persons is an officer of RMCI and the Trusts.  Mr. Bruce R. Bent also is an interested Trustee of the Trusts.  As shareholders of the HEST and HIST Funds, these persons intend to vote in favor of all the Trustee Nominees and the other applicable proposals.  Depending on the number of shares or share classes of a Fund outstanding, these favorable votes could be a deciding factor in approving an applicable proposal.

Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval (although such broker “non-votes” will be counted for the purposes of determining if a quorum is present at the Meeting with respect to a Fund). Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote.  In the event that at the time any session of the Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date.  For any Fund, in the event that at the time any session of the Meeting is called to order and a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxy holders will vote those proxies that they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. A shareholder vote may be taken on one or more of the items in this Joint Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Holders of record of the shares of beneficial interest of each Fund at the close of business on February 9, 2007 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per $1.00 of net asset value on all business of the meeting (except those shareholders of the Hallmark Funds which will be entitled to one vote per share).  The table in Exhibit A sets forth the number of shares for each Fund as of the Record Date.

Exhibit B attached hereto sets forth information regarding the persons known by each Fund to beneficially own more than 5% of the outstanding shares of each class of such Fund.  [As of February 9, 2007, the Trustees and officers of each Fund collectively beneficially owned less than 1% of that Fund’s outstanding shares, except as indicated in Exhibit B.]

BACKGROUND

Legal and Regulatory Structure

The Investment Company Act vests special responsibilities with the trustees of a fund for reviewing fund contracts and distribution plans and for compliance with certain exemptive rules. Section 15 of the Investment Company Act requires a fund’s investment management agreement to be approved initially by both (i) the fund’s board (including by a majority of its trustees who are not “interested persons” of the fund (as defined in the Investment Company Act)) and (ii) the fund’s shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the board, including a majority of its Independent Trustees (as defined below).  In the event that a properly constituted board fails to approve a fund’s investment management agreement initially, and at least annually, the agreement will automatically lapse. As a result, the fund would no longer have a valid management agreement and must arrange for a new agreement to be adopted by the board and shareholders, as required by Section 15.

The Investment Company Act contains specific rules concerning the composition of a fund’s board of trustees. Section 10(a) requires that at least 40% of the trustees be persons who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the fund. (This proxy refers to trustees who are not “interested persons” as “Independent Trustees.”).  However, a higher percentage of Independent Trustees is required if a fund wishes to use a principal underwriter that is an affiliated person of the fund. Section 10(b)(2) of the Investment Company Act prohibits a fund from entering into or renewing a distribution agreement with an affiliated entity unless the board has a majority of Independent Trustees.  Resrv Partners, Inc. (“Resrv”), the Trust’s principal underwriter, is an affiliated person of the Trusts. In addition, Rule 12b-1 under the Investment Company Act requires that a board is constituted by majority of Independent Trustees “who have no direct or indirect interest in the operation of the plan or in any agreements related to the plan” in order to approve a plan of distribution and related agreements, as well as to approve the renewal of the plans and agreements annually. Under a Rule 12b-1 plan of distribution, fund assets may be used to facilitate distribution of fund shares and pay for other shareholder services. If a fund board that is properly constituted with Independent Trustees who do not have an interest in the plan fails to approve the plan of distribution, the distribution plan automatically terminates.

A majority of Independent Trustees is also required to utilize certain exemptive rules adopted by the Securities and Exchange Commission (“SEC”) on which funds typically rely and on which the Trusts have relied.  As discussed below, a majority of Independent Trustees is also required under an exemptive order affecting Hallmark Mid-Cap Growth Fund’s sub-investment management agreements.

Information About The Funds’ Management Agreements, Distribution Agreements and Distribution Plans

In March 2005, management became aware that two trustees it had believed in good faith qualified as Independent Trustees were, in fact, “interested persons” under Section 2(a)(19) of the Investment Company Act.  The reclassification of these Trustees as “interested persons” resulted in the Board of Trustees of each Trust (except HIST) not being composed of a majority of Independent Trustees beginning in 1997.  This situation was immediately rectified.

Management determined that, as a result, the “Comprehensive Fee” Investment Management Agreements for the Louisiana Municipal Money-Market Fund and the Minnesota Municipal Money-Market Fund were not properly approved in accordance with Section 15 of the Investment Company Act and that the “Comprehensive Fee” Investment Management Agreements for most other Funds had not met the annual continuance requirements of Section 15, and had therefore lapsed with respect to those Funds, because of those Funds’ respective Board composition.  In addition, initial Board approval of the “Comprehensive Fee” Investment Management Agreements for certain classes of other Funds did not appear to be appropriately documented.

Sub-investment management agreements for various series of HEST (“Previous Sub-Investment Management Agreements”) had also not been properly approved because, at the time of approval, less than a majority of the HEST Board members were Independent Trustees.  Also, the Funds’ distribution agreements and Rule 12b-1 distribution plans had lapsed or, in some cases, were not properly approved in the first instance due to the Board not having a majority of Independent Trustees.  Not having a majority of Independent Trustees also affected the Funds’ abilities to rely on various exemptive rules under the Investment Company Act.

At all times both management and the Trustees, including the Independent Trustees, believed in good faith that the Boards were composed in a way that met the applicable regulatory requirements and the “Comprehensive Fee” Investment Management Agreements, Sub-Investment Management Agreements, Distribution Agreements and Rule 12b-1 Distribution Plans had been approved and, where applicable, renewed in accordance with the Investment Company Act.

Board Actions

Once the relevant Boards were reconstituted to ensure that a majority of each Board was comprised of Independent Trustees, each relevant Board, including a majority of the Independent Trustees of the newly-constituted Board, at in-person meetings:

(1) approved new distribution agreements (“New Distribution Agreements”) for all Trusts (except HIST, the distribution agreement for which had not terminated);

(2) approved (a) “Comprehensive Fee” Investment Management Agreements with RMCI for Affected Funds and classes (as described in Proposal 2), and (b) Distribution Plans for Affected Funds and classes (as described in Proposal 4), in each case on substantially the same term terms as the previous agreements and plans;

(3) approved the retention of fees paid or payable under comprehensive fee investment management, sub-investment management and distribution agreements and Rule 12b-1 distribution plans that were not properly approved or continued (Proposals 6(a), (b) and (c)); and

(4) approved new sub-investment management agreements (the “New Sub-Investment Management Agreements”) for each relevant Fund on substantially the same terms as the terminated agreements.

Neither the New Distribution Agreements nor the New Sub-Investment Management Agreements need be presented to shareholders for ratification or approval.

The Boards then directed that a meeting of shareholders be called to consider new “Comprehensive Fee” Investment Management Agreements and Distribution Plans for Affected Funds and classes and to consider the ratification of the Boards’ decision to approve the retention of payments made under agreements and distribution plans to service providers that were not properly approved.

Subject to receipt of the required shareholder approval, the Funds have been operating under the “Comprehensive Fee” Investment Management Agreements and Distribution Plans being presented in Proposal 2 and Proposal 4, respectively.  On January 10, 2007, the Board of each Trust approved an amendment to the “Comprehensive Fee” Investment Management Agreements and an amendment to the Distribution Plans for certain Funds and classes as described in Proposals 3 and 5, each to be presented for shareholder consideration.  The Independent Trustees were separately advised by their own independent counsel on all of these matters and had an opportunity to discuss them both with and without RMCI personnel present.

PROPOSAL 1:                       ELECTION OF TRUSTEES: ALL TRUSTS

In order to conform the size and composition of all Boards and to ensure that at least 75% of the members of each Board are Independent Trustees, it is proposed, and each Board recommends, that shareholders elect the nominees set forth the table in Exhibit C(A) (the “Trustee Nominees”), three of whom - Messrs. Bent, Ehlert and Montgoris - are currently Trustees of each Trust.  Messrs. Donnelly and Stalzer are currently Trustees of the Reserve Short-Term Investment Trust.  If all nominees are elected, the same group of individuals will serve as Trustees for each of the Trusts.

If elected, the term of that Trustee Nominee will begin on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as shareholder approval is obtained.  If Proposal 1 is approved with respect to a Trust it is also anticipated that Mr. Bruce R. Bent will remain Chairman of the Board of each Trust, until any successor is elected.

The Trustee Nominees have had distinguished careers in finance, marketing and other areas and will bring a wide range of expertise to the Boards.  Mr. Bent and Mr. Viklund are interested Trustee Nominees.  Each of the seven remaining nominees, if elected, would be Trustees who are Independent Trustees.  Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements for the Trusts. If any or all of the Trustee Nominees are not elected, any Trustees elected or holding over will consider what additional action, if any, is appropriate based on the interests of the Trusts’ shareholders.

Each of the Trustee Nominees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxy holders in the Proxy, unless otherwise directed therein, to vote at the Meeting FOR the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxy will vote the subject shares for such other person(s) as the Board may recommend. Proxies that do not contain specific instructions to the contrary will be voted in favor of the election of each of the nominees shown below.

The table in Exhibit C(A) sets forth certain information concerning the Trustees Nominees (which include current Trustees) and information on the Trusts’ Officers.  The table in Exhibit D sets forth the dollar range of equity securities beneficially owned by each Trustee and Trustee Nominee in each Fund and in all registered investment companies in the aggregate in the Reserve and Hallmark funds as of December 29,  2006.

As of the Record Date, the Independent Trustee Nominees and their immediate family members did not own, beneficially or of record, any securities in RMCI, Resrv or in any persons (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with RMCI.

Remuneration of Trustees

No employee of RMCI or Resrv or any of their affiliates receives any compensation from a Fund for acting as an officer or Trustee of a Trust.  The Independent Trustees are paid a fee of $3,500 for each Board meeting of a Trust that they attend in person, a fee of $1,000 for each telephonic meeting of a Trust that they participate in, and an annual fee of $40,000 for service to all of the Trusts in the Reserve/Hallmark family of funds. The Audit Committee members receive an annual committee fee of $2,000 and a per meeting fee of $1,000 for each Audit Committee meeting that is held separately from any full Board meeting of a Trust.  Mr. Montgoris receives an annual fee of $25,000 for his service as an audit committee financial expert for the Trusts for which he serves as such.  In addition, the Trustee Nominees, other than Mr. Zieniewica (who was nominated by the Trusts’ Nominating Committees on January 26, 2007) have each been regularly attending Board meetings although not currently serving on the Boards, and, in the judgment of the current Trustees, have provided valuable input based on their expertise.  As such, the Board of each Trust paid to each such Trustee Nominee, other than Mr. Zieniewica, a fee of $13,500 per quarter (assuming attendance at meetings) for their services through the date of the Meeting.

The table in Exhibit E sets forth information concerning the aggregate compensation received by each Trustee from each Fund and total compensation received by each Trustee from the 31 investment funds comprising the Reserve and Hallmark fund complex (collectively, the “Fund Complex”).  The Trustees do not receive any pension or retirement benefits from any Trust in the Fund Complex, including the Funds.

Board Committees

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee reviews each Fund’s compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof.  The Audit Committee is comprised of Messrs. Montgoris and Ehlert, both of whom are Independent Trustees.  The Nominating Committee is comprised of Messrs. Montgoris and Ehlert and evaluates the qualifications of candidates and nominates individuals to serve as Independent Trustees when required. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Trustees, it may consider nominations for the office of Trustee made by Fund shareholders or by management in the same manner.  Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Funds, including all appropriate biographical information and setting forth the qualifications of the proposed nominee.  The Secretary of the Trusts will forward all nominations received to the Nominating Committee.  The factors that the Nominating Committee considers is set forth in the Nominating Committee Charter included in Exhibit F.  The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, oversees the Funds’ valuation procedures.  For HEST and the Reserve funds, the Audit Committees met eight (8) times, the Nominating Committees met three (3) times and the Valuation Committee did not meet during the twelve month periods ended March 31, 2006 and May 31, 2006, respectively.  For HIST, the Audit Committee met six (6) times, the Nominating Committee met three (3) times and the Valuation Committee did not meet during the twelve month period ended June 30, 2006.  The Valuation Committee for all the Trusts is comprised of Messrs. Bent and Ehlert.

The Board of each Trust, including the Independent Trustees, unanimously recommends that the shareholders of each Trust vote “For” the election of each of the Trustee Nominees.

PROPOSAL 2:                     APPROVAL OF NEW “COMPREHENSIVE FEE” INVESTMENT MANAGEMENT AGREEMENTS: AFFECTED FUNDS

For the reasons discussed above under “Background”, the Board is proposing that shareholders of the Affected Funds listed below approve new “Comprehensive Fee” Investment Management Agreements (the “New Management Agreements”) to be entered into between each Affected Fund and RMCI with respect to each class of each of the Affected Funds (“Affected Classes”).  A Form of the New Management Agreement with respect to the Affected Funds is set forth in Exhibit L.  The Affected Funds are: Primary Fund, Primary II Fund, U.S. Government Fund, U.S. Treasury Fund, Interstate Tax-Exempt Fund, California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, New York Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund, Louisiana Municipal Money-Market Fund, Minnesota Municipal Money-Market Fund, Virginia Tax-Exempt Fund, Hallmark Capital Appreciation Fund, Hallmark Informed Investors Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Mid-Cap Growth Fund, Hallmark Small-Cap Growth Fund, Hallmark Large Cap-Growth Fund and Hallmark Strategic Growth Fund.  The Affected Classes are set forth in Exhibit G.

RMCI manages each Affected Fund and, except for the HEST Funds, provides them with day-to-day investment advisory service. For HEST, RMCI selects sub-investment managers, which provide day-to-day investment advisory services, and monitors the services provided by those sub-investment managers.  Under the “Comprehensive Fee” Investment Management Agreements and the New Management Agreements, RMCI is and will be responsible for the day-to-day oversight of the Funds’ operations and otherwise administers the affairs of the Funds, as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Funds. Presently, the voting stock of RMCI is owned, directly or through certain trusts, solely by Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III. The address of each such person is c/o Reserve Management Company, Inc., 1250 Broadway, New York, NY 10001.  RMCI is a successor of Reserve Management Company, which was founded by Bruce R. Bent in 1970.  Information concerning management of RMCI is set forth in Exhibit C(B).

The table in Exhibit H sets forth the date of each previous “Comprehensive Fee” Investment Management Agreement of the Affected Classes, the date each such previous “Comprehensive Fee” Investment Management Agreement was last submitted to a vote of the shareholders and the purpose of such submission.  The table in Exhibit I sets forth each Affected Fund’s fiscal year end, the investment advisory fees paid and applicable fee waivers and/or reimbursements of expenses with respect to each Affected Class.

Pursuant to a New Management Agreement, each Affected Class will pay RMCI a comprehensive management fee for its services. The fees and terms of each New Management Agreement are identical to those under the previous “Comprehensive Fee” Investment Management Agreements. The comprehensive management fee will be paid based on the average daily net assets of each Affected Class at the annual rates set forth in the table in Exhibit J.

RMCI also furnishes (or arranges for affiliates to furnish) to each Trust, for use by each Fund: (i) the services of a President and such other executive officers as may be requested by each Fund, (ii) office space and customary office facilities to the extent that a Fund’s activities occur in New York, (iii) maintenance of Fund records not otherwise maintained by each Fund’s custodian, distributor or sub-investment managers, and (iv) all accounting, administrative, clerical, secretarial and statistical services as may be required by each Fund for the operation of its business and compliance with applicable laws. The fees paid to sub-investment managers are paid out of the comprehensive management fee paid to RMCI and are not additional expenses of each Fund. RMCI pays the compensation of all officers of each Trust on behalf of each Fund and all operating and other expenses of each Fund, except as specified in the relevant Agreement.  Under each of the “Comprehensive Fee” Investment Management Agreements currently in effect for the Affected Funds and classes, the “Comprehensive Fee” excludes other expenses including interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of each Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of each Trust, payments made pursuant to the Trust’s distribution plan and the fees of the Independent Trustees, the costs of which are borne by the respective Funds.  For the Louisiana Municipal Money-Market Fund and the Minnesota Municipal Money-Market Fund, the Comprehensive Fee also excludes state (blue sky) and SEC registration fees.  It is estimated that these expenses will generally be less than one half of one basis point.  For more on the Funds’ fees and expenses, please see Exhibit U.

Board Approval of New “Comprehensive Fee” Investment Management Agreement

The Board met on July 17, 2006, to consider the approval of the proposed New Management Agreements with RMCI. At that meeting, the Board had the opportunity to meet with the representatives of RMCI to determine whether each proposed agreement is in the best interests of the respective Fund and its shareholders. The Board, including a majority of the Independent Trustees, so concluded and voted to recommend each New Management Agreement to the shareholders of the relevant Affected Class for their approval. The Independent Trustees were advised by independent counsel throughout the process.  The Board’s considerations are set forth in Exhibit K(A).

The Board of each applicable Trust, including the Independent Trustees, unanimously recommends that the shareholders of each Affected Fund vote “For” approval of the New Management Agreement.

PROPOSAL 3:                       APPROVAL TO AMEND “COMPREHENSIVE FEE” INVESTMENT MANAGEMENT AGREEMENTS ALL FUNDS EXCEPT HALLMARK FUNDS

The Board is proposing that shareholdersof each class of each Reserve Fund approve amendments to the terms and fees of its “Comprehensive Fee” Investment Management Agreements, to be entered into between each applicable Fund and RMCI.  The amendments (a) increase the Comprehensive Fee by one basis point and (b) exclude from Comprehensive Fee the expenses of the services of each Fund’s compliance officer and independent counsel to the Independent Trustees (“CCO and Independent Counsel Expenses”).  Under the proposed amendments, CCO and Independent Counsel expenses would be borne by the Funds (together with certain other categories of expenses currently borne by the Funds as discussed under Proposal 2).  A form of amended “Comprehensive Fee” Investment Management Agreement is attached as Exhibit L. The table in Exhibit U provides information on the current and pro forma (assuming approval of Proposal 3) “Comprehensive Fees”.  Approval of Proposal 3 by Affected Class shareholders cannot be implemented unless that class’s shareholders have also approved Proposal 2.

A description of the Adviser and its services is provided above (see Proposal 2).  The responsibilities of RMCI under the “Comprehensive Fee” Investment Management Agreements will remain the same.   The table in Exhibit M sets forth the date of each previous “Comprehensive Fee” Investment Management Agreement of classes of Funds other than Affected Classes, the date each such Agreement was last submitted to a vote of the shareholders and the purpose of such submission.  The table in Exhibit N sets forth each class of such Fund’s fiscal year end, the investment advisory fees paid and applicable fee waivers and/or reimbursements of expenses.  The comprehensive management fee for those funds other than the Affected Funds will be paid based on the average daily net assets of each class of such Fund at the annual rates set forth in the table in Exhibit O.

Board Approval of Amendment To “Comprehensive Fee” Investment Management Agreements

At a meeting called for the purpose of considering such amendments and held on January 10, 2007, the Board approved the amendments to the “Comprehensive Fee” Investment Management Agreements with RMCI described above.  At that meeting, the Board met both with and apart from RMCI personnel to determine whether the amendments were in the best interests of the respective Funds and their shareholders. The Board, including a majority of the Independent Trustees, so concluded and voted to recommend the amendments to the shareholders of the relevant Fund classes for their approval. The Independent Trustees were advised by independent counsel throughout the process.  In determining to approve the amendments, the Board considered that they had approved the new “Comprehensive Fee” Investment Management Agreements on July 17, 2006.  To the extent deemed necessary in their business judgment, the Trustees reconsidered these factors during their January 10, 2007 meeting.  The Board’s considerations are set forth in Exhibit K(B).

The Board of each applicable Trust, including the Independent Trustees, unanimously recommends that the shareholders of each Fund vote “For” approval of the amendments to the Management Agreement.

PROPOSAL 4:                       APPROVAL OF NEW DISTRIBUTION PLANS: CLASSES 70, 75, 95 AND R OF ALL AFFECTED FUNDS

As described above under “Background”, the Board is proposing that shareholders of the above-named classes of each Affected Fund, (each of which has previously adopted a Rule 12b-1 distribution plan) approve a new Rule 12b-1 distribution plan (together, the “New Plans”) to be entered into for each Affected Fund.  The terms of the New Plans are similar in all material respects to the previous Rule 12b-1 distribution plans (the “Previous Plans”).  A form of New Plan is attached hereto as Exhibit P.

The Previous Plans were entered into pursuant to Rule 12b-1 under the Investment Company Act. Under the Previous and New Plans, the relevant classes of a Fund pay Resrv distribution fees on the average daily net assets of those classes at the annual rate of 0.20% (0.25% for HEST, Reserve Yield Plus Fund and the QRI class of Primary II Fund and 1.00% for the QR II class of the Primary II Fund), regardless of the amount of distribution expenses incurred. Pursuant to the Previous and New Plans, Resrv or its affiliates make payments (“assistance payments”) to brokers, financial institutions and financial intermediaries (“Intermediaries”) in respect to certain of their shareholder accounts (“qualified accounts”) to which the Intermediaries have rendered distribution assistance or other shareholder services. Substantially all such payments are paid to Intermediaries for distribution and administrative services. Resrv may also retain amounts to pay for advertising and marketing expenses. Under the Previous and New Plans, each Trust’s officers will report quarterly the amounts and purposes of assistance payments to the Trustees.

In addition to the amounts paid under the Plans and the Distribution Agreements, RMCI may, at its discretion, pay an Intermediary amounts from its own resources, including amounts paid to it under “Comprehensive Fee” Investment Management Agreements.  Each New Plan will continue in effect with respect to a class for so long as its continuance is specifically approved at least annually by the Board of the relevant Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the New Plan. Any material amendment of any New Plan would require the approval of the Board in the same manner.

Considerations

The Board, including a majority of the Independent Trustees (each of whom has no direct or indirect financial interest in the operation of the Previous Plans, the New Plans or any agreements related to the Plans), unanimously approved the New Plans on July 17, 2006, subject to the approval of the holders of shares of the applicable class(es) of each Fund. The terms of the New Plans will be essentially identical to those of the Previous Plans that were adopted by the shareholders of each class on the dates listed in Exhibit Q.  A description of the Board’s considerations in determining to approve the New Plans and recommend their adoption by shareholders are set forth in Exhibit R(A).  The fees that the Funds will pay Resrv under the New Plans will be paid based on the average daily net assets of the relevant class of the Fund at the rates set forth in the table in Exhibit S.  The amounts of fees and expenses each relevant Fund class actually has paid under its Previous Plan during its most recent fiscal year are shown in the table in Exhibit T. All payments have been, or would be, made to Resrv.  Substantially all of the amounts paid to Resrv were paid by Resrv to Intermediaries for providing shareholder and distribution services. For the most recent fiscal year of each Fund, and for each Fund class, the distribution expenses paid by Resrv have equaled or exceeded the distribution revenues received by it from each such Fund class.

The Board of each Trust, including the Independent Trustees, unanimously recommends that the shareholders of each relevant Fund share class vote “For” approval of the New Plan.

PROPOSAL 5:                       APPROVAL TO AMEND DISTRIBUTION PLAN:  ALL AFFECTED FUNDS EXCEPT HALLMARK FUNDS.

In addition to proposing New Plans for certain classes of the Affected Funds (see Proposal 4), the Board is proposing that shareholdersof each class of each Fund (except the Hallmark Funds, Primary II Fund and Reserve Yield Plus Fund) that has adopted a Rule 12b-1 distribution plan approve a change in the distribution fees that each applicable Fund pays the Resrv pursuant to the New Plans.  Under the New Plans, one or more classes of an applicable Fund pay Resrv distribution fees on the average daily net assets of those classes at annual rate of 0.20%.  The Board proposes to increase this annual rate from 0.20% to 0.25% for those classes.  A description of the New Plans is provided above.  The terms of the New Plans will not change; only the distribution fee for classes that currently charge 0.20% annually will increase.  The table in Exhibit U provides information on the current fees and pro forma fees, which include the revised distribution fees assuming approval of Proposal 5.  Approval of Proposal 5 by a class’s shareholders cannot be implemented unless that class’s shareholders also approve Proposal 4.

Considerations

At a meeting called for the purpose and held on January 10, 2007, the Board, including a majority of the Independent Trustees (each of whom has no direct or indirect financial interest in the operation of the Previous Plans or the New Plans or any agreements related to the Plans), unanimously approved the new distribution fee, subject to the approval of the holders of shares of the applicable class(es) of each Fund.  In determining to approve the amendments, the Board considered that they had approved the New Plans on July 17, 2006.  To the extent deemed necessary in their business judgment, the Trustees reconsidered these factors during their January 10, 2007 meeting.  A description of the Board’s considerations in determining to recommend the new distribution fee and recommend its approval by shareholders are set forth in Exhibit R(B).  The Independent Trustees were advised by independent counsel in their deliberations at meetings both with and apart from Resrv personnel.

The Board of each applicable Trust, including the Independent Trustees, unanimously recommends that the shareholders of each relevant Fund share class vote “For” approval of a change in the distribution fee paid under the New Plan.

PROPOSAL 6(A):	APPROVAL OF THE RETENTION OF PAYMENTS MADE UNDER THE “COMPREHENSIVE FEE” INVESTMENT MANAGEMENT AGREEMENTS: ALL AFFECTED FUNDS

PROPOSAL 6(B):	APPROVAL OF THE RETENTION OF PAYMENTS MADE UNDER THE SUB-INVESTMENT MANAGEMENT AGREEMENTS: ALL HALLMARK FUNDS

PROPOSAL 6(C):	APPROVAL OF THE RETENTION OF PAYMENTS MADE UNDER THE DISTRIBUTION PLANS AND DISTRIBUTION AGREEMENTS: ALL AFFECTED FUNDS

As discussed above under “Background”, certain “Comprehensive Fees” Investment Management Agreements, Sub-Investment Management Agreements, Distribution Agreements and Distribution Plans were not properly approved or inadvertently terminated.  RMCI, relying on equitable principles, sought Board approval to permit it and the other recipients of fees under those Agreements and Plans to retain all payments received from the date of termination to the effective date of new Agreements or New Plans.  The relevant service provider has continued to provide uninterrupted services called for under the relevant Agreements or Plans.

From the expiration of the applicable Agreement or Plan to the present, each relevant Fund or class has compensated service providers for services in amounts set forth in Exhibit V for the “Comprehensive” Fee” Investment Management Agreements, in Exhibit W for the Sub-Investment Management Agreements and Exhibit X for the Distribution Plans and Agreements.  Actual fees paid or payable to a service provider, along with any waivers, during the period these Agreements and Plans were not in effect to the end of the most recent calendar year (unless otherwise noted in the applicable exhibit) are set forth in Exhibit Y (Investment Management fees), Exhibit Z (Sub-Investment Management fees), and Exhibit Aa (Distribution fees).

Each Board, including the Independent Trustees, separately and unanimously approved the retention of all payments by each service provider and then determined to submit the matter for approval by each relevant Fund’s shareholders.  A description of the Board’s considerations in determining to approve the retention of fees is set forth in Exhibit Bb.  Independent counsel advised the independent Trustees throughout the process.

The Boards of each HEST Fund listed in Proposal 8 and each HIST Fund have approved the liquidation of the Funds. Such liquidation cannot be implemented unless Proposals 6(A), 6(B) and 6(C) are approved and, for the HEST Funds, Proposal 8 is also approved.  No shareholder vote is required prior to the liquidation of HIST.

The Board of each applicable Trust, including the Independent Trustees, unanimously recommends that the shareholders of each Fund vote “For” approval of the retention of all payments of all fees paid and payable to RESRV under the previous Managements Agreements, previous Sub-Investment Management Agreements, the previous Plans and previous Distribution Agreements.

PROPOSAL 7:

APPROVAL OF PROPOSAL TO PERMIT RMCI AND HALLMARK EQUITY SERIES TRUST TO ENTER INTO, TERMINATE OR MATERIALLY CHANGE AGREEMENTS WITH SUB-INVESTMENT MANAGERS ON BEHALF OF THE HALLMARK MID-CAP GROWTH FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL: HALLMARK MID-CAP GROWTH FUND.

The Board of HEST (the “HEST Board”) is proposing that shareholders approve, pursuant to an exemptive order as described below, allowing RMCI and HEST, on behalf of its series, Hallmark Mid-Cap Growth Fund, to enter into, terminate or materially change agreements with sub-investment managers without obtaining shareholder approval.  Submission of this Proposal is required under the terms of an exemptive order that RMCI received from the SEC dated October 8, 1997 (the “Order”).  Regardless of whether you approve the liquidation of the Hallmark Mid-Cap Growth Fund in Proposal 8, the Board is asking that you approve Proposal 7 to ensure that each aspect of the Order has been complied with and that the Hallmark Mid-Cap Growth Fund can rely on the Order in the future in case its liquidation is not approved.

Conditions Of Order

This Proposal is designed to satisfy one condition of the Order, which requires that shareholder approval for each fund be obtained before RMCI and the Trust implement the arrangement described above that permits them to enter into and materially amend sub-investment management agreements.  Any fund relying on the requested relief must disclose in its prospectus the existence, substance and effect of the Order. In addition, the fund must hold itself out to the public as employing the sub-investment manager structure described above, and the prospectus will prominently disclose that RMCI has ultimate responsibility to oversee the sub-investment managers and recommend their hiring, termination and replacement.

Shareholder approval prior to the offering of shares to the public was not obtained.  While RMCI had not utilized the Order to change the sub-investment managers of Hallmark Mid-Cap Growth Fund, approval of Proposal 7 will ensure that each aspect of the Order has been complied with and that Hallmark Mid-Cap Growth Fund can rely on the Order in the future.

Also, RMCI must provide management and administrative services to Hallmark Mid-Cap Growth Fund and, subject to the review and approval of its Board, set the overall investment strategies of Hallmark Mid-Cap Growth Fund; recommend the sub-investment managers; where appropriate, allocate and reallocate the assets of the Fund among the sub-investment managers; and monitor and evaluate the investment performance of the sub-investment managers, including their compliance with the Hallmark Mid-Cap Growth Fund’s investment objectives, policies and restrictions. Another condition of the Order requires that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees be at the discretion of the Independent Trustees then in office.

When a change of sub-investment managers is proposed for a fund with an affiliated sub-investment manager the Board, including a majority of the Independent Trustees, must make a separate finding, reflected in the minutes of the Board meeting, that the change is in the best interest of the fund and its shareholders and does not involve a conflict of interest from which the investment adviser or an affiliated sub-investment manager derives an inappropriate advantage. Furthermore, within 90 days of any change to a fund’s sub-investment management agreement, the affected fund must provide shareholders with an information statement that contains information about the sub-investment managers, the Sub-Investment Management Agreement, and the sub-investment management fee.

Under the terms of the Order, a shareholder vote will not be required to approve sub-investment management agreements or any material changes or terminations thereof. The proposal would only apply to entering into any sub-investment management agreement with a sub-investment manager that is not an “affiliated person” (as defined in Section 2(a)(3) of the Investment Company Act) of RMCI or Hallmark Mid-Cap Growth Fund, other than by reason of serving as sub-investment manager to Hallmark Mid-Cap Growth Fund.  Since all sub-investment management fees are paid out of the RMCI comprehensive management fee, there would be no increase in Fund expenses as a result of any such change.  Approval by the Board, including a majority of the Independent Trustees, would continue to be required prior to entering into a new sub-investment management agreement or amending or terminating an existing sub-investment management agreement with respect to Hallmark Mid-Cap Growth Fund.

Reasons for the Proposal and Trustees’ Recommendation

Approval of this Proposal 7 will ensure, as noted above, that each aspect of the Order has been complied with and that Hallmark Mid-Cap Growth Fund can rely on the Order in the future.  In the event that Hallmark Mid-Cap Growth Fund is not liquidated (see Proposal 8), the Board believes that it is appropriate and in the best interests of Hallmark Mid-Cap Growth Fund’s shareholders to provide RMCI and the Board with maximum flexibility to recommend, supervise and evaluate sub-investment managers without incurring the unnecessary delay or expense of obtaining shareholder approval.  In addition, it will ensure, as noted above, that each aspect of the Order has been complied with and that Hallmark Mid-Cap Growth Fund can rely on the Order in the future.

This process will allow Hallmark Mid-Cap Growth Fund to operate more efficiently. Absent the ability to rely on the Order, to appoint a sub-investment manager or to terminate or materially amend a sub-investment management agreement, would require HEST to call and hold a shareholder meeting of Hallmark Mid-Cap Growth Fund, create and distribute proxy materials, and solicit proxy votes from the Hallmark Mid-Cap Growth Fund’s shareholders. This process is often time-consuming and costly, and those costs are generally borne entirely by the Hallmark Mid-Cap Growth Fund. Without this delay, RMCI and the Board would be able to act more quickly and with less expense to appoint a sub-investment manager when the Board and RMCI believe that the appointment would benefit the Hallmark Mid-Cap Growth Fund.

RMCI will be responsible for overseeing and monitoring the performance of Hallmark Mid-Cap Growth Fund’s investment managers. RMCI will also be responsible for determining whether to recommend to the Board that a particular sub-investment management agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-investment management agreement depends on a number of factors, including, but not limited to, the sub-investment manager’s performance record while managing Hallmark Mid-Cap Growth Fund.

The Board will continue to provide oversight of the sub-investment management selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-investment management agreements. In addition, under the Investment Company Act and the terms of the sub-investment management agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a sub-investment management agreement, RMCI and the sub-investment managers must provide information to the Board for evaluation, and the Board must document its reasons for approving or renewing such agreements.

In addition, shareholder approval of this proposal will not result in an increase or decrease in the total amount of fees paid by the Funds to RMCI. When engaging sub-investment managers and entering into and amending sub-investment management agreements, RMCI will negotiate fees with these sub-investment managers. Because these fees are paid by RMCI, and not directly by each Fund, any fee reduction negotiated by RMCI may benefit RMCI, and any increase will be a detriment to RMCI. The fees paid to RMCI by Hallmark Mid-Cap Growth Fund and the fees paid to sub-investment managers by RMCI are considered by the Board in approving and renewing the investment management and sub-investment management agreements. Any increase in fees paid by Hallmark Mid-Cap Growth Fund to RMCI would continue to require shareholder approval.

The HEST Board, including the Independent Trustees, unanimously recommends that the shareholders of each Hallmark Mid-Cap Growth Fund vote “For” Approval of this Proposal.

PROPOSAL 8:	APPROVAL OF PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION OF: ALL SERIES OF HALLMARK EQUITY SERIES TRUST (EXCEPT HALLMARK SMALL-CAP GROWTH FUND)

The Liquidation in General

For the reasons discussed below under “Reasons for the Proposed Liquidation,” the Trustees of HEST have approved, and recommended for shareholder approval, a management proposal to liquidate, dissolve and take other related actions with respect to the following funds, each of which is a series of HEST: Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Large-Cap Growth Fund, Hallmark Mid-Cap Growth Fund and Hallmark Strategic Growth Fund (each a HEST Fund, and collectively the “HEST Funds”), pursuant to the provisions of Plans of Liquidation, Dissolution and Termination with respect to each HEST Fund (each, a “HEST Liquidation Plan”), as approved by the HEST Board on December 6, 2006.  At such time, the HEST Board determined that an orderly liquidation of each of the HEST Fund’s assets was in the best interests of each HEST Fund and its shareholders.  A copy of the form of HEST Liquidation Plan with respect to the HEST Funds is attached to the Joint Proxy Statement as Exhibit Cc.  Each HEST Liquidation Plan with respect to a HEST Fund provides for the complete liquidation of all assets of that HEST Fund.  Shareholders of each HEST Fund will vote separately on the HEST Liquidation Plan with respect to their Fund.

Under applicable regulatory requirements and accounting standards, a Fund cannot implement its respective Liquidation Plan before its shareholders have approved the retention of payments previously made by the Fund to its service providers as contemplated by Proposals 6(A), 6(B) and 6(C), as applicable. Please note that a favorable shareholder vote FOR Proposal 8 will not be implemented unless a favorable vote FOR Proposals 6(a), 6(b) and 6(c), as applicable, with respect to such HEST Funds, proposing the retention of payments made to service providers, is also obtained.

The aforementioned HEST Funds constitute all but one series of HEST.  As to the remaining series, Hallmark Small-Cap Growth Fund, HEST management did not recommend, and the HEST Trustees did not approve, this Fund’s liquidation.  At a meeting of the HEST Board on December 6, 2006, management reported that it anticipated that the current sub-investment manager of Hallmark Small Cap Growth Fund might eventually submit for consideration by RCMI and, if appropriate, the HEST Trustees, a proposal contemplating this Fund’s continuance under the sole management of the sub-investment manager.  As of the date of this Proxy Statement, no such proposal had yet been submitted.  The following discussion relates only to those HEST Funds for which liquidation is proposed.

In the event a HEST Liquidation Plan is not approved by the requisite shareholder vote with respect to a HEST Fund, the HEST Board will consider what other action should be taken, which could include resoliciting shareholders.  Each proposal to approve a HEST Liquidation Plan to liquidate, dissolve and terminate the applicable Fund is independent and not contingent on the approval of any other HEST Liquidation Plan to liquidate, dissolve and terminate any other HEST Fund.

Reasons for the Proposed Liquidations

Each HEST Fund is a series of HEST, a Delaware statutory trust and an open-ended investment management company.  HEST was organized on April 20, 1993.

At a meeting of the Board held on December 6, 2006, the HEST Board was advised by RMCI that the continued operation of the HEST Funds was not in the best interests of the HEST Funds or their shareholders considering all relevant factors.  In particular, the Board considered the following:

1.             As of the beginning of December 2006 aggregate assets under management by the HEST Funds (excluding the Hallmark Small-Cap Growth Fund) had declined to under $25 million.  Because of their sizes, the HEST Funds have been unable to absorb all of their expenses and offer a competitive return.  None of the HEST Funds has the outstanding investment performance necessary for funds of this size to successfully compete for new assets with larger, more established funds.  Although RMCI has been absorbing the HEST Funds’ expenses, this has not resulted in any increase in net assets.  In addition, RMCI’s current fee waiver is voluntary and there is no guarantee this voluntary fee waiver will continue in the future.

2.             The subject HEST Funds have experienced net redemptions since 2003, and with the exception of Hallmark Informed Investors Growth Fund and Hallmark International Equity Fund in 2003 and 2004, each of the HEST Funds lost assets in each year of this time period in which they were in existence.  The table in Exhibit Dd shows the net assets of the HEST Funds as of the conclusion of the three preceding fiscal years and the changes in net assets from fiscal year-end 2003 to November 21, 2006.

3.             Liquidation will be a taxable event for the HEST Funds’ taxable shareholders and could result in a taxable gain to some shareholders of certain HEST Funds.

4.             RMCI’s undertaking, pursuant to each HEST Liquidation Plan, to bear all expenses incurred with respect to the liquidation, excluding HEST Fund transaction costs incurred in disposing of portfolio securities (expected to be approximately $170,000).

5.             RMCI’s undertaking, upon liquidation of a HEST Fund, to indemnify and hold harmless such HEST Fund against any liability of the HEST Fund to the extent that such liability is not fully reflected in the calculation of such HEST Fund’s net asset value immediately prior to the liquidation; and further undertaking to, at its own expense, cause the HEST Funds and the HEST Board to be covered for a period of 6 years following the liquidation as “Insured” under the HEST’s existing Directors and Officers’ Liability Policy, with terms substantially similar to those presently in effect.

6.             The unlikelihood that fund consolidation within the HEST Trust or mergers with unaffiliated funds, due to the relatively small size of the HEST Funds, would provide opportunity for increased long-term fund viability.

Based upon RMCI’s presentation and recommendation and other relevant factors, the HEST Board, including all of the Trustees who are not “interested persons,” concluded that a liquidation of the HEST Funds was in the best interests of each of the HEST Funds and their shareholders.

Plan of Dissolution, Liquidation and Termination of the HEST Funds

Each HEST Liquidation Plan provides for the complete liquidation of all of the assets of the applicable HEST Fund.  If a HEST Liquidation Plan is approved, RMCI will undertake to liquidate the assets of such fund as soon as is reasonable and practicable thereafter depending on market conditions and consistent with the terms of the HEST Plan of Liquidation, the HEST Funds and RMCI.  None of the portfolio securities currently held by the HEST Funds are illiquid, and therefore RMCI has advised the HEST Board that the liquidation of each HEST Fund’s assets should be completed within 30 days after shareholder approval.  The HEST Fund would then distribute pro rata to shareholders as of the close of business on the day prior to the Liquidation Date (defined below) all of the remaining assets of the HEST Fund in complete cancellation and redemption of all of the outstanding shares of the HEST Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities obligations of the HEST Fund on the HEST Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through such date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the HEST Fund on the HEST Fund’s books (such distribution, a “Liquidation Distribution”).  The amount of the Liquidation Distribution actually paid to shareholders of a HEST Fund will vary depending on a number of factors, such as changes in value of the HEST Fund’s holdings and net redemptions of HEST Fund shares.  See “Federal Income Tax Consequences” below.

Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the distribution from the HEST Funds pursuant to the provisions of the applicable HEST Liquidation Plan.  This summary also discusses the effect of federal income tax provisions on the HEST Funds resulting from their liquidation and dissolution.  This summary is based on the tax laws and regulations in effect on the date of this Joint Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.  The HEST Funds have not sought a ruling from the Internal Revenue Service with respect to the tax consequences described herein.  The statements below are, therefore, not binding upon the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the tax consequences to any U.S. Shareholder upon receipt of a Liquidating Distribution will be as set forth below.

This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, non-resident aliens or other foreign investors.  This summary does not address state or local tax consequences.  The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidating Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.  Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the Liquidating Distribution as discussed herein.  The receipt of the Liquidating Distribution may result in tax consequences that are unanticipated by shareholders.

For federal income tax purposes, the Liquidating Distribution received pursuant to the applicable HEST Liquidation Plan by a U.S. Shareholder (i.e., a HEST Fund shareholder who is subject to U.S. federal taxation on a net income basis) may consist of three elements:  (i) a capital gain dividend to the extent of any net long-term capital gains recognized by the applicable HEST Fund during its final tax year; (ii) an income dividend to the extent the amount of the applicable HEST Fund’s investment income and net short-term capital gains earned during its final tax year that have not previously been distributed exceed the Fund’s expenses for the year; and (iii) a distribution treated as a payment for the U.S.

Shareholder’s shares.  The portion of the distribution described in clause (ii) allocable to exempt interest should be an exempt-interest dividend to the shareholders, if so designated by the applicable HEST Fund.

The composition of the actual Liquidating Distribution may vary due to changes in market conditions and the composition of the applicable HEST Fund’s portfolio at the time its assets are sold.  Prior to the last day of the applicable HEST Fund’s final taxable year, the HEST Fund Board may authorize any capital gain dividend and income dividend to be distributed as part of the Liquidating Distribution with respect to such HEST Fund.  By January 31, 2008, a Fund will notify U.S. shareholders as to the portions, if any, of the Liquidating Distribution that constitute, respectively, a capital gain dividend and an income dividend (including the portion of the income dividend that qualifies as an exempt-interest dividend).

Since a HEST Fund would seek to retain its qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, (the “Code”) during the liquidation period, and expects to pay capital gain dividends to the extent of any realized net long-term capital gains and to pay ordinary income dividends to the extent of any ordinary net earnings, it would not expect to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned.  To avoid losing its status as a RIC, each HEST Fund must distribute all net investment income and any net realized gains to shareholders as dividends.  Net gains (or losses) will include all previously recognized gains or losses in portfolio securities that the HEST Fund either sells or distributes in connection with the liquidation.

In the unlikely event that the applicable HEST Fund should lose its status as a RIC during the liquidation process, such HEST Fund would be subject to taxes which would reduce the amount of Liquidating Distributions.

Any portion of a Liquidating Distribution paid under a HEST Liquidation Plan out of investment company taxable income or net realized long-term capital gains will be taxed under the Code in the same manner as any other distribution of such HEST Fund.  Accordingly, such amounts will be treated as ordinary income or long-term capital gains, if so designated.

The balance of any amount (after accounting for the capital gain dividend and income dividend portions of the Liquidating Distribution) received upon liquidation will be treated for federal income tax purposes as a payment in exchange for a U.S. Shareholder’s shares in the HEST Fund.  A U.S. shareholder will recognize a taxable gain or loss on such exchange equal to the difference between the amount of the payment and the U.S. shareholder’s tax basis in its HEST Fund shares.  Any such gain or loss will be a capital gain or capital loss if the U.S. shareholder holds its shares as capital assets.  Any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if a HEST Fund’s shares were held for more than one year by the U.S. shareholder at the time of the exchange.  Notwithstanding the foregoing, any loss realized by a shareholder in respect of the HEST Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares.  Under current law, long-term capital gains are taxed to non-corporate U.S. shareholders at a maximum tax rate of 15%.  If the U.S. shareholder held its HEST Fund shares for not more than one year at the time of the deemed exchange, any gain or loss will be a short-term capital gain or loss.  Short-term capital gains are taxed to non-corporate U.S. shareholders at the graduated federal income tax rates applicable to ordinary income.  All income recognized by a corporate U.S. shareholder pursuant to the liquidation of a HEST Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

If shareholder redemptions prior to liquidation reduce a HEST Fund’s net assets below such HEST Fund’s remaining undistributed investment company taxable income and net realized capital gains, the HEST Fund may redesignate the tax character of all or a portion of any amounts redeemed after the HEST Liquidation Plan is approved by shareholders.  Such redesignation, if it occurred, could result in a shareholder’s redemption proceeds being characterized in whole or in part for tax purposes as an ordinary income or long-term capital gain distribution with an offsetting adjustment to the amount of proceeds treated as received upon the redemption.

The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidating Distribution and, accordingly, this summary is not a substitute for careful tax planning on an individual basis.  Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving Liquidating Distributions as discussed herein, including state and local tax consequences.

Liquidating Distribution

As promptly as practicable following shareholder approval of each HEST Fund’s liquidation, , the HEST Trustees will cause the applicable HEST Funds to conduct the orderly sale of the Fund’s portfolio securities, pay and/or make reasonable reserves for the Fund’s liabilities, pay the remaining assets as Liquidating Distributions to the Fund’s shareholders and cause the Fund to be cancelled on the books and records of the HEST Trust.  At present, the date or dates on which each HEST Fund will pay Liquidating Distributions to shareholders is uncertain, but it is anticipated that if the applicable HEST Liquidation Plan is adopted by the shareholders and Proposals 6(a), 6(b) and 6(c), as applicable are approved, such distributions would occur prior to the conclusion of the second quarter of 2007 (the “Liquidation Date”).  Shareholders holding HEST Fund shares as of the close of business on the day prior to the Liquidation Date will be paid their Liquidating Distribution on the Liquidation Date without any further action on their part.

The right of a shareholder to redeem his or her shares of a HEST Fund at any time has not been impaired by the proposal to liquidate the assets and dissolve their HEST Fund or the adoption of the applicable HEST Liquidation Plan.  Therefore, a shareholder may redeem shares in accordance with redemption procedures set forth in the respective HEST Fund’s current Prospectus(es) and Statement(s) of Additional Information without the necessity of waiting for the HEST Fund to take any action.  The HEST Funds will not impose any redemption charges or contingent deferred sales charges for redemptions of shares as a result of the proposed liquidations.  Trustees of 401(k) and other retirement plans who have selected HEST Funds as an investment option may wish to select alternate investments to avoid holding funds in cash at the time of such distribution.

The Board may modify or amend a HEST Liquidation Plan at any time without shareholder approval if they determine that such action is permissible under the HEST Trust’s Charter, and would be advisable and in the best interests of the HEST Fund and its shareholders.  In addition, the Board may abandon a HEST Liquidation Plan without shareholder approval at any time prior to the Certificate of Cancellation if they determine that abandonment would be advisable and in the best interests of the HEST Fund and its shareholders.

The HEST Board, including the Independent Trustees, unanimously recommends that the shareholders of each HEST Fund vote “For” the proposed liquidation of assets and dissolution of the applicable HEST Fund pursuant to the provisions of the applicable Plan of Dissolution, Liquidation and Termination.

PROPOSAL 9:                       APPROVAL OF CHANGE IN FUNDAMENTAL INVESTMENT POLICY

In order to allow the funds listed in the following table (each a “Tax-Exempt Fund, and collectively the “Tax-Exempt Funds”) to invest in a broader range of municipal securities, including private activity bonds, and to potentially achieve higher pre-tax returns for its shareholders, the Boards of the Tax-Exempt Funds (the “Tax-Exempt Boards”) are proposing that shareholders of each Tax-Exempt Fund approve changes to such Funds’ fundamental investment policy.  The proposed changes would allow each Tax-Exempt Fund to fulfill its investment objective and implement its principal investment strategy by investing, without limitation, in tax-exempt municipal securities which could produce interest income that would subject certain shareholders to the Federal alternative minimum tax (the “AMT”), in addition to such Tax-Exempt Fund’s current investment options.  If the proposed changes to a Tax-Exempt Fund’s fundamental investment policies are approved, such Tax-Exempt Fund will change its name as listed in the table below to indicate that future Tax-Exempt Fund investments might produce taxable income to the extent a shareholder is subject to the AMT.

Current Fund Name	Fund Name if the Proposed Change in Investment Policy is Approved

California Tax-Exempt Fund,	California Municipal Money-Market Fund

Connecticut Tax-Exempt Fund	Connecticut Municipal Money-Market Fund

Florida Tax-Exempt Fund	Florida Municipal Money-Market Fund

Massachusetts Tax-Exempt Fund	Massachusetts Municipal Money-Market Fund

Michigan Tax-Exempt Fund	Michigan Municipal Money-Market Fund

New Jersey Tax-Exempt Fund	New Jersey Municipal Money-Market Fund

Ohio Tax-Exempt Fund	Ohio Municipal Money-Market Fund

Pennsylvania Tax-Exempt Fund	Pennsylvania Municipal Money-Market Fund

Virginia Tax-Exempt Fund	Virginia Municipal Money-Market Fund

(each a series of Reserve Tax-Exempt Trust)	(each a series of Reserve Municipal Money-Market Trust II)

New York Tax-Exempt Fund	New York Municipal Money-Market Fund

(a series of Reserve New York Tax-Exempt Trust)	(a series of Reserve New York Municipal Money-Market Trust)

The Tax-Exempt Funds listed above are each series of the same open-ended investment management company, Reserve Tax-Exempt Trust, except for New York Tax-Exempt Fund, which is a series of Reserve New York-Tax-Exempt Trust (collectively with Reserve Tax-Exempt Trust, the “Tax-Exempt Trusts”).  If the proposed changes to the fundamental invest policies are approved, the Tax-Exempt Trusts will also change their names to Reserve Municipal Money-Market Trust II and Reserve New York Municipal Money-Market Trust, respectively.

The proposal to change the investment policy of each Tax-Exempt Fund is independent and is not contingent on the approval of any similar proposal with respect to any other Tax-Exempt Fund.

Proposed Changes to the Fundamental Investment Policy

The Tax-Exempt Funds, like all mutual funds, are required by law to have policies governing certain of their investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.”  Although the 1940 Act does not require funds to state a specified fundamental policy with respect to its investments in tax-exempt securities, because the name of each Tax-Exempt Fund implies that each such fund will not invest in taxable securities, the Tax-Exempt Funds’ current policies prohibit the fund from investing more than 20% of their respective net assets in securities which might produce interest income subject to the AMT.

In this regard, each of the Tax-Exempt Funds currently has in place a policy whereby it seeks to achieve its objective by investing at least 80% of the value of its net assets, plus amounts of any borrowings for investment purposes,in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for federal income tax purposes (and does not subject investors to the AMT), and, in the cases of Tax-Exempt Funds whose names include the name of a state (“Single State Tax-Exempt Funds”), from state and, if applicable, local income, intangible and personal property taxes, for the specified state.

If the proposed change to each Tax-Exempt Fund’s fundamental investment policy is approved, each Tax-Exempt Fund will adopt a fundamental policy allowing it to seek to attain its objective by investing at least 80% of the value of its net assets, plus amounts of any borrowings for investment purposes, in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for federal income tax purposes and, in the case of Single-State Tax-Exempt Funds, from state and, if applicable, city income, intangible and personal property taxes, for the specified state.  The new policy would therefore allow each Tax-Exempt Fund, following the implementation of the proposed change in investment policy, to invest, without limitation, in tax-exempt municipal securities which could subject certain shareholders to the AMT.  Each Tax-Exempt Fund would thereafter change its name, as discussed above, to indicate that it may invest in municipal obligations potentially subject to the AMT.

Effect on the Fund and Shareholders

Municipal obligations paying interest subject to the AMT primarily include private activity bonds (or industrial development bonds under pre-1986 federal tax law).  Interest paid on such private activity bonds may be classified as “tax-preference items.”  Private activity bonds may be offered by or on behalf of public authorities to finance various facilities operated for profit.  For a Tax-Exempt Fund to invest in private activity bonds, the obligation must meet the same credit quality standards as are currently in place for Tax-Exempt Fund investments.  RMCI expects that such obligations will generally provide a greater yield to the Tax-Exempt Fund, and therefore allow the Tax-Exempt Fund to provide a greater pre-tax yield to shareholders; however, shareholders who are subject to the AMT may receive a lower yield on their overall investment in the Tax-Exempt Fund after accounting for the taxes payable on such distributions and dividends.

The AMT may effect different investors in different ways.  Each investor should consult with its own counsel and advisers as to the tax implications of investment in a Tax-Exempt Fund, including state and local tax implications.

Implementation of the Change

If approved by shareholders of a Tax-Exempt Fund, RMCI, as adviser to the applicable Tax-Exempt Fund, may begin to invest under the new investment policy immediately, but is not required to do so.  RMCI would invest in private activity bonds or other municipal obligations, interest on which might not be exempt from the AMT (for shareholders to whom the AMT applies), only where RMCI believes such obligations meet with the applicable Tax-Exempt Fund’s objective of achieving a high level of short-term interest income exempt from Federal income taxes (excluding the AMT), and from state and local income, intangible and/or property taxes, if any, as is consistent with preservation of capital and liquidity.  The portion of a Tax-Exempt Fund’s assets invested in municipal obligations subject to the AMT and those that are not will vary from time to time based on market conditions, although at any one time, a substantial portion of a Tax-Exempt Fund’s assets could be invested in either.

The Trustees of each Tax-Exempt Trust have approved amendments to the Declarations of Trust to rename the trusts Reserve Municipal Money-Market Trust II and New York Municipal Money-Market Trust.  Such amendments shall become effective only upon shareholder approval of the changes to the fundamental investment policies.

The Board, including the Majority of Independent Trustees, unanimously recommends that the shareholders of each Tax-Exempt Fund vote “For” the proposed changed in fundamental policy.

OTHER INFORMATION

All proxies received by the management of the Funds will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR all Trustee nominees and FOR Proposals 2 through 9. Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is management’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Information on each Trust’s Independent Accountants

KPMG LLP (“KPMG”), 345 Park Avenue, New York, NY 10154, serves as each Trust’s independent registered public accounting firm.  Representatives of KPMG are not expected to be present at the

Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.  Exhibit Ee provides additional information on audit and other fees billed by KPMG and information concerning the previous independent accounting firm to the Trusts as well as audit and other fees billed by the previous firm.

Solicitation of Proxies

Costs associated with the meeting, including the expenses of preparing, printing and distributing the Joint Proxy Statement, and legal expenses will be borne by RMCI.  In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of RMCI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

Computershare Fund Services (the “Agent”) has been engaged to assist in the solicitation of proxies, at an estimated fee (including reimbursement of certain out-of-pocket expenses) of $        , which expenses will be borne entirely by RMCI and not by shareholders.  As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of the Agent if their vote has not yet been received.  Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder’s voting instructions are accurately determined.

In all cases where a telephonic proxy is solicited, the Agent’s representative is required to ask for each shareholder’s full name, address, last four digits of the shareholder’s social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The Agent’s representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail to confirm his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at                   . Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable by the shareholder.

SHAREHOLDER PROPOSALS

Proposals of shareholders which are intended to be presented at a future shareholders’ meeting must be received by the Fund by a reasonable time prior to the Fund’s solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements, and there is no guarantee that any proposal will be presented at a Shareholder meeting.

DELIVERY OF PROXY STATEMENTS

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of future Fund communications should contact their broker or RMCI at (      ). If, at any time in the future, you no longer wish to participate in “householding” and in the future would prefer to receive a separate Proxy Statement, please direct a written request to RMCI or call toll-free (     )             .

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Edmund P. Bergan, Jr.
Secretary

Exhibit A

Shares Outstanding (to be provided)

As of February 9, 2007, each Fund of a Trust had shares outstanding of record as set forth in the table below:

Fund	Class (Votes to which entitled)	Shares Outstanding on Record Date, February 9, 2007

A-1

Exhibit B

Beneficial Owners

As of December 31, 2006, to the knowledge of the Funds, no person owned benefically or of record 5% or more of the outstanding shares of any class of any Fund except as set forth in the following table*:

[To Come]

B-1

Exhibit C

(A)               Information Concerning Trustee Nominees and Officers of the Trusts

Interested Trustee Nominee

Name, Age and Address	Positions Held With the Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee (Assuming Shareholder Approval)

Bruce R. Bent †** Age: 69 The Reserve 1250 Broadway New York, NY 10001	Chairman, President and Treasurer	Trustee since inception; Chairman since 2000; Chief Executive Officer from 2000 to 2005.	Chairman of Reserve Management Company, Inc. (“RMCI”) since 2005; President of RMCI from 2000 to 2005; Director and Chairman of Reserve Management Corporation (“RMC”) since 2000; Chief Executive Officer of RMC from 2000 to 2005; and Chairman and Director of Resrv Partners, Inc. (“RESRV”) since 2000; Chairman and Director of Reserve International Liquidity Fund Ltd. since 1990; Co-founder of The Reserve Fund in 1970; Officer thereof since 1970; former Chief Executive Officer of the trusts in the Reserve/Hallmark family of funds.	31

William E. Viklund** Age: 66 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee Nominee	N/A	Retired since 1996; Trustee prior to May 12, 2005	31

Independent Trustee Nominees

Name, Age and Address	Positions Held With the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee (Assuming Shareholder Approval)

Joseph D. Donnelly Age: 58 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee Nominee of Trusts; Trustee of Reserve Short-Term Investment Trust	Trustee of Reserve Short-Term Investment Trust since 2005	Retired; Managing Director and General Counsel to the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation from 1984 to 2002; Member of Pershing Executive Committee from 1986 to 2002. Co-chair of Pershing Credit Policy Committee from 1986 to 2002.	31

Name, Age and Address	Positions Held With the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee (Assuming Shareholder Approval)

Edwin Ehlert, Jr. Age: 75 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee of all Trusts since inception	Retired. President, Premier Resources, Inc. (meeting management firm) since 1987.	31

William J. Montgoris Age: 59 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee of all Trusts since 1999	Retired since 1999. Chief Operating Officer of The Bear Stearns Companies, Inc. from 1979 to 1999; Director of Stage Stores, Inc. (retailing) since 2004.	31

Frank J. Stalzer Age: 48 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee Nominee	Trustee of Reserve Short-Term Investment Trust since 2005	President of Astrex Electronics, division of RAD Electronics since 2006; Vice President and General Manager of Arrow/Zeus 2004-2005; Vice President of Marketing for Arrow/Zeus from 2002 to 2004; Vice President of Sales for Arrow/ Zeus from 2000 to 2002; Regional Vice President of Arrow/Richey from 1999 to 2000.	31

Name, Age and Address	Positions Held With the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee (Assuming Shareholder Approval)

Ronald J. Artinian Age: 57 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee Nominee	N/A	National Sales Manages T.F.I.; Executive V.P., Senior Managing Director for Smith Barney from 1989-1998; Private Investor from 1998 to Present	31

Santa Albicocco Age: 59 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee Nominee	N/A	Treasurer – County of Nassau, NY from 1993 to 2000; Board Member of the New York State Banking Board from 1998 to 2004; Deputy County Executive for Finance – County of Nassau, NY	31

Stephen P. Zieniewica Age: 47 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee Nominee	N/A	Chief Operating Officer - Saint Louis University Hospital from 2004 to present; Vice President Support Services - South Nassau Communities Hospital from 2001 to 2004	31

None of the Trustee Nominees serve as directors of any public company.

Officers of the Trusts

Name, Address and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Arthur T. Bent III† Age: 38 The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary	Senior Vice President and Assistant Secretary since 2000 Co-Chief Executive Officer since 2005

Vice Chairman of RMCI since 2005; Chief Operating Officer, Treasurer, Senior Vice President and Assistant Secretary of RMCI since 2000; Vice Chairman of RMC since 2005; President, Treasurer and Assistant Secretary of RMC since 2000; Vice Chairman of RESRV since 2005 and Treasurer, Assistant Secretary and Director of RESRV since 2000; former Treasurer and Chief Financial Officer of the trusts in the Reserve/Hallmark family of funds.

Bruce R. Bent II† Age: 40 The Reserve 1250 Broadway New York, NY 1000	Co-Chief Executive Office, Senior Vice President and Assistant Treasurer	Assistant Treasurer since 2000; Co-Chief Executive Officer and Senior Vice President since 2005

Vice Chairman, President, Assistant Secretary of RMCI since 2005; Assistant Treasurer of RMCI since 2000; Senior Vice President and Secretary of RMCI from 2000 to 2005; Vice Chairman and Assistant Secretary of RMC since 2005; Senior Vice President and Assistant Treasurer of RMC since 2000; Vice Chairman of RESRV since 2005 and Secretary, Assistant Treasurer and Director of RESRV since 2000; former Trustee of certain trusts and former President of all trusts in the Reserve/Hallmark family of funds.

Patrick J. Farrell Age: 47 The Reserve 1250 Broadway New York, NY 10001	Chief Financial Officer	Chief Financial Officer since 2006

Chief Financial Officer of RCMI and RMC since 2006; Treasurer and Assistant Secretary of MainStay Funds, Eclipse Funds and MainStay VP Funds from 2001 to 2005; Principal Financial Officer of McMorgan Funds; Managing Director of New York Life Investment Management.

Edmund P. Bergan, Jr. Age: 56 The Reserve 1250 Broadway New York, NY 10001	Secretary and General Counsel	Secretary and General Counsel since 2006

Senior Vice President, General Counsel and Secretary of RMCI and its affiliates since 2006; Senior Regulatory Counsel of Proskauer Rose LLP from 2004 to 2006; Prior thereto, and since before 2001, Senior Vice President and General Counsel of the mutual fund distribution and servicing affiliates of Alliance Capital Management L.P.

Christina Massaro Age: 40 The Reserve 1250 Broadway New York, NY 10001	Chief Compliance Officer	Chief Compliance Officer since 2005

Chief Compliance Officer of the Funds, RMCI and RESRV since 2005; Anti-Money Laundering Compliance Officer of RMCI and RESRV since 2006; Chief Compliance Officer from 2001 to 2005 and Anti-Money Laundering Compliance Officer from 2002 to 2005 of Maxcor Financial Inc. and Maxcor Financial Asset Management.

*

Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified. A Trustee shall retire upon attaining the age of seventy-five (75) years, unless extended by a vote of the Independent Trustees. Trustees need not be shareholders. Officers hold their positions with the Trusts until a successor has been duly elected and qualified.

**

Mr. Bruce R. Bent is an “interested person” of each Fund as defined in Section 2(a)(19) of the Investment Company Act due to his positions with RMC, RMCI and Resrv. Mr. William E. Viklund is considered an “interested person” of RMC due to a business transaction with RMC.

†	Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.

(B)                Information Concerning Management of the Investment Adviser

The individuals listed below serve as principal executive officers of the Investment Adviser, RMCI.  A * indicated an officer also holds a position as an officer or director with respect to one or more of the Funds.

Bruce R. Bent*	Chairman
Bruce R. Bent II*	Vice Chairman, President, Assistant Secretary and Assistant Treasurer
Arthur T. Bent III*	Vice Chairman, COO, Treasurer, Senior Vice President, Assistant Secretary
Edmund P. Bergan, Jr.*	Senior Vice President, General Counsel and Secretary
Patrick Ledford	Chief Investment Officer
Christina Massaro*	Chief Compliance Officer
Patrick J. Farrell*	Chief Financial Officer

Exhibit D

Securities Beneficially Owned by Each Trustee Nominee by Dollar Range*

The table below set forth the dollar range of equity securities beneficially owned by each Trustee Nominee in each Fund and in all registered investment companies in the Reserve and Hallmark funds as of December 29, 2006.

	Interested Trustee Nominee		Independent Trustee Nominee
Name of Fund	Bent	Viklund	Donnelly	Ehlert	Montgoris	.Zieniewica	Stalzer	Artinian	Albicicco
Primary	E	A	A	A	D		C	A	A
Primary II	A	A	A	A	A		A	A	A
U.S. Government	A	B	A	A	A		A	A	A
U.S. Treasury	A	A	A	A	A		A	A	A
Liquid Performance	A	A	A	A	A		A	A	A
Interstate Tax-Exempt	A	A	A	A	A		A	A	A
California Tax-Exempt	A	A	A	A	A		A	A	A
Florida Tax-Exempt	A	A	A	A	A		A	A	A
Massachusetts Tax-Exempt	A	A	A	A	A		A	A	A
Michigan Tax-Exempt	A	A	A	A	A		A	A	A
New Jersey Tax-Exempt	A	A	A	A	A		A	A	A
Ohio Tax-Exempt	A	A	A	A	A		A	A	A
Pennsylvania Tax-Exempt	A	A	A	A	A		A	A	A
Virginia Tax-Exempt	A	A	A	A	A		A	A	A

New York Tax-Exempt	A	A	A	A	A	A	A	A
Louisiana Municipal Money-Market	A	A	A	A	A	A	A	A
Minnesota Municipal Money-Market	A	A	A	A	A	A	A	A
Arizona Municipal Money-Market	A	A	A	A	A	A	A	A
Reserve Yield Plus	A	A	A	A	A	A	A	A
Hallmark Capital Appreciation	E	A	A	A	A	A	A	A
Hallmark Informed Investors Growth	E	A	A	A	A	A	A	A
Hallmark International Equity	E	A	A	A	A	A	A	A
Hallmark International Small-Cap	E	A	A	A	A	A	A	A
Hallmark Small-Cap Growth	E	A	A	A	A	A	A	A
Hallmark Large-Cap Growth	E	A	A	A	A	A	A	A
Hallmark Mid-Cap Growth	A	A	A	A	A	A	A	A
Hallmark Strategic Growth	E	A	A	A	A	A	A	A
Hallmark First Mutual Total Return	A	A	A	A	A	A	A	A
Hallmark Convertible Securities	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities Owned	E	B	A	A	D	C	A	A

*	Key to Dollar Ranges
	A.	None
	B.	$1 - $10,000
	C.	$10,001 - $50,000
	D.	$50,001 - $100,000
	E.	Over $100,000

Exhibit E

Trustee Nominee Compensation Table

The following tables shows the compensation earned by each Trustee for each Fund’s and Trust’s last fiscal year.  No Trustee will receive any benefits upon retirement.  Thus, no pension or retirement benefits have accrued as part of any Trust’s expenses.

	Aggregate Compensation from Each Fund*
Fund	Bent	Viklund	Donnelly	Ehlert	Montgoris	Zieniewica	Stalzer	Artinian	Albicicco
Primary				58,304	79,696
Primary II				1	1
U.S. Government				5,676	7,758
U.S. Treasury				1,288	1,760
Liquid Performance
Interstate				2,242	3,065
California				253	345
Connecticut				63	86
Florida				138	189
Massachusetts				49	67
Michigan				35	48
New Jersey				128	175
Ohio				53	73
Pennsylvania				119	162
Virginia				37	50
New York				415	567
Arizona				0	0
Louisiana				3	4
Minnesota				6	8
Reserve Yield Plus			42,000	230	315		46,500
Hallmark Capital Appreciation				10	14
Hallmark Informed Investors Growth				13	18
Hallmark International Equity				0	0
Hallmark International Small-Cap				1	2
Hallmark Large-Cap Growth				7	10
Hallmark Mid-Cap Growth				38	52

E-1

Hallmark Small-Cap Growth	121	166
Hallmark Strategic Growth	3	4
Hallmark First Mutual	129	177
Hallmark Total Return	138	188

	Total Compensation from the Trusts
	Bent	Viklund	Donnelly	Ehlert	Montgoris	Zieniewica	Stalzer	Artinian	Albicicco
Reserve Tax-Exempt Trust				3,117	4,260
Reserve New York Tax-Exempt Trust				415	567
Reserve Municipal Money-Market Trust				9	12
The Reserve Fund				65,269	89,215
Reserve Short-Term Investment			42,000	230	315		46,500
HEST				193	266
HIST				267	365

*Those Trustee Nominees who are not currently serving as Trustees have attended Board meetings and provided valuable input based on their experience.  Therefore, the Board of each Trust voted to approved compensating the Nominees for their services up to the shareholder vote concerning their election.

E-2

Exhibit F

Charter of the Nominating Committee

Organization

The Nominating Committee (the “Committee”) of the Boards of Trustees (each a “Board” and together the “Boards”) for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Trustees who are not “interested persons” of each Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”).  The Board of each Fund shall appoint the members of the Committee and shall designate the Chairman of the Committee.  The Committee may or may not include all of the Independent Trustees.  The Committee shall have authority to retain outside counsel and other advisers it deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

Responsibilities

The Committee shall identify individuals qualified to serve as Independent Trustees of the Fund and shall recommend its nominees for consideration by the full Board.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee may consider nominations for the office of Trustee made by Fund stockholders or by management in the same manner as it deems appropriate.  Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, include all appropriate biographical information and set forth the qualifications of the proposed nominee.  The Secretary of the Fund will forward all nominations received to the Committee.

Identification and Evaluation of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Trustee of the Fund, the Committee should consider all factors it deems relevant, including:

•                  the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•                  the character and integrity of the person;

•                  whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund;

•                  whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

•                  whether or not the person is financially literate;

•                  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

F-1

•                  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•                  whether or not the selection and nomination of the person would be inconsistent with the requirements of any other Fund policy.

Nomination of Trustees

After a determination by the Committee that a person should be nominated as an Independent Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Trustees.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and any act of a majority of the members of the Committee present at any meeting at which there is quorum shall be an act of the Committee.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board.  Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment provided that all persons participating in the meeting can hear each other and participate fully.  The Committee may take action by unanimous written consent in lieu of a meeting.

F-2

Exhibit G

Affected Classes

Fund	Affected Class
Primary Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95
Primary II Fund	QRI and QRII
U.S. Government Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95
U.S. Treasury Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95
Interstate Tax-Exempt Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95
California Tax-Exempt Fund	Class R and Treasurer’s Trust
Connecticut Tax-Exempt Fund	Class R and Treasurer’s Trust
Florida Tax-Exempt Fund	Class R and Treasurer’s Trust
Massachusetts Tax-Exempt Fund	Class R and Treasurer’s Trust
Michigan Tax-Exempt Fund	Class R and Treasurer’s Trust
New Jersey Tax-Exempt Fund	Class R and Treasurer’s Trust
Ohio Tax-Exempt Fund	Class R and Treasurer’s Trust
Pennsylvania Tax-Exempt Fund	Class R and Treasurer’s Trust
New York Tax-Exempt Fund	Class R and Treasurer’s Trust
Louisiana Municipal Money-Market Fund	Class R and Treasurer’s Trust
Minnesota Municipal Money-Market Fund	Class R and Treasurer’s Trust
Virginia Tax-Exempt Fund	Class R and Treasurer’s Trust
Hallmark Capital Appreciation Fund	Class R and I
Hallmark Informed Investors Growth Fund	Class R and I
Hallmark International Equity Fund	Class R and I
Hallmark International Small-Cap Fund	Class R and I
Hallmark Small-Cap Growth	Class R and I
Hallmark Large-Cap Growth	Class R and I
Hallmark Mid-Cap Growth	Class R and I
Hallmark Strategic Growth Fund	Class R and I

G-1

Exhibit H

Information Concerning Previous Management Agreements of Affected Class

Fund	Affected Class	Date of Previous Management Agreement	Date Last Approved by Shareholders	Purpose of Last Submission to Shareholders
Primary Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95	June 26, 1999; amended September 24, 2003	January 15, 1999	Approval of new Management Agreement following change in control of the Adviser
Primary II Fund	QRI and QRII	December 13, 2001	December 13, 2001	Initial Approval of Management Agreement
U.S. Government Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95	June 26, 1999; amended September 24, 2003	January 15, 1999	Approval of new Management Agreement following change in control of the Adviser
U.S. Treasury Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95	June 26, 1999; amended September 24, 2003	January 15, 1999	Approval of new Management Agreement following change in control of the Adviser
Interstate Tax-Exempt Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95	June 26, 1999; amended September 24, 2003	March 1, 1999	Approval of new Management Agreement following change in control of the Adviser
California Tax-Exempt Fund	Class R and Treasurer’s Trust	July 2, 1999; amended September 24, 2003	March 1, 1999	Approval of new Management Agreement following change in control of the Adviser
Connecticut Tax-Exempt Fund	Class R and Treasurer’s Trust
Florida Tax-Exempt Fund	Class R and Treasurer’s Trust
Massachusetts Tax-Exempt Fund	Class R and Treasurer’s Trust

H-1

Fund	Affected Class	Date of Previous Management Agreement	Date Last Approved by Shareholders	Purpose of Last Submission to Shareholders
Michigan Tax-Exempt Fund	Class R and Treasurer’s Trust	June 26, 1999; amended September 24, 2003	December 16, 1998	Initial Approval of Management Agreement
New Jersey Tax-Exempt Fund	Class R and Treasurer’s Trust
Ohio Tax-Exempt Fund	Class R and Treasurer’s Trust	June 26, 1999; amended September 24, 2003	December 16, 1998	Initial Approval of Management Agreement
Pennsylvania Tax-Exempt Fund	Class R and Treasurer’s Trust
Virginia Tax-Exempt Fund	Class R and Treasurer’s Trust
New York Tax-Exempt Fund	Class R and Treasurer’s Trust
Louisiana Municipal Money-Market Fund	Class R and Treasurer’s Trust	June 20, 2002; amended September 24, 2003	June 20, 2002	Initial Approval of Management Agreement
Minnesota Municipal Money-Market Fund	Class R and Treasurer’s Trust	June 20, 2002; amended September 24, 2003	June 20, 2002	Initial Approval of Management Agreement
Hallmark Capital Appreciation Fund	Class R and I
Hallmark Informed Investors Growth Fund	Class R and I
Hallmark International Equity Fund	Class R and I
Hallmark International Small-Cap Fund	Class R and I	August 1, 2000; amended September 24, 2003	August 1, 2000	Initial Approval of Management Agreement
Hallmark Small-Cap Growth Fund	Class R and I
Hallmark Mid-Cap Growth Fund	Class R and I	November 11, 2004	Not Previously Approved	Not Applicable
Hallmark Large-Cap Growth Fund	Class R and I
Hallmark Strategic Growth Fund	Class R and I	June 26, 1999, amended September 24, 2003	June 2, 1999	Initial Approval of Management Agreement

H-2

Exhibit I

Investment Advisory Fees Paid and Applicable Fee Waivers

and/or Reimbursements of Expenses With Respect to Affected Classes

During 2006 Fiscal Year

Fund	Affected Class	Fiscal Year End	Fess Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
Primary Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95	May 31	69,770,424	90,296
Primary II Fund	QRI and QRII	May 31	3,624	401
U.S. Government Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95	May 31	11,316,970	185,964
U.S. Treasury Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95	May 31	3,294,502	36,368
Interstate Tax-Exempt Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75 and 95	May 31	3,201,200	21,610
California Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	908,323	2,309
Connecticut Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	203,451	2,554
Florida Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	399,981	849
Massachusetts Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	173,812	0
Michigan Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	117,632	2,397
New Jersey Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	408,358	3,450
Ohio Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	153,419	561
Pennsylvania Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	346,076	4,474

I-1

Fund	Affected Class	Fiscal Year End	Fess Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
Virginia Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	114,600	15,641
New York Tax-Exempt Fund	Class R and Treasurer’s Trust	May 31	1,434,892	1,959
Louisiana Municipal Money-Market Fund	Class R and Treasurer’s Trust	May 31	10,418	3,866
Minnesota Municipal Money-Market Fund	Class R and Treasurer’s Trust	May 31	16,930	1,614
Hallmark Capital Appreciation Fund	Class R and I	March 31	49,459
Hallmark Informed Investors Growth Fund	Class R and I	March 31	69,610
Hallmark International Equity Fund	Class R and I	March 31	29,513
Hallmark International Small-Cap Fund	Class R and I	March 31	7,715
Hallmark Small-Cap Growth Fund	Class R and I	March 31	606,266
Hallmark Mid-Cap Growth Fund	Class R and I	March 31	166,912
Hallmark Large-Cap Growth Fund	Class R and I	March 31	35,692
Hallmark Strategic Growth Fund	Class R and I	March 31	25,867

I-2

Exhibit J

Comprehensive Management Fee To Be Paid by Affected Classes

Trust	Fund	Affected Class	Comprehensive Management Fee (%)
The Reserve Fund	Primary Fund, U.S. Government Fund, and U.S. Treasury Fund	Institutional	0.12
		15	0.15
		20	0.20
		25	0.25
		35	0.35
		45	0.45
		Treasurer’s Trust	0.60
		70	0.50
		75	0.55
		95	0.75
		R	0.80
	Primary II Fund	QR I	0.80
		QR II	0.80

Reserve Tax-Exempt Trust	Interstate Tax-Exempt Fund	Institutional	0.12
		15	0.15
		20	0.20
		25	0.25
		35	0.35
		45	0.45
		Treasurer’s Trust	0.60
		70	0.50
		75	0.55
		95	0.75
		R	0.80

J-1

Trust	Fund	Affected Class	Comprehensive Management Fee (%)

California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund, and Virginia Tax-Exempt Fund

		Treasurer’s Trust R	0.60 0.80
Reserve New York Tax-Exempt Trust	New York Tax-Exempt Fund	Treasurer’s Trust R	0.60 0.80

Reserve Municipal Money-Market Trust	Minnesota Municipal Money-Market Fund and Louisiana Municipal Money-Market Fund	Treasurer’s Trust R	0.60 0.80
Hallmark Equity Series Trust	Hallmark Strategic Growth Fund	R I	1.20 0.90
	Hallmark International Small-Cap Fund	R I	1.55 1.25
	Hallmark Mid-Cap Growth Fund	R I	1.25 1.00
	Hallmark Capital Appreciation Fund	R I	1.20 0.90
	Hallmark Informed Investors Growth Fund	R I	1.30 1.00
	Hallmark International Equity Fund	R I	1.55 1.25
	Hallmark Small-Cap Growth Fund	R I	1.30 1.00
	Hallmark Large-Cap Growth Fund	R I	1.20 0.90

J-2

Exhibit K

(A)               Board Consideration of New “Comprehensive Fee” Investment Management Agreements

Reserve Funds

Provided below is a summary of certain factors the Board of Trustees, including the Independent Trustees, considered at a meeting held on July 17, 2006 in approving each Fund’s “Comprehensive Fee” Investment Management Agreement with RMC.  At the July 17, 2006 meeting, the Board had the opportunity to meet with the representatives of RMCI to determine whether each proposed Agreement is in the best interests of the respective Fund and its shareholders.  The Board, including a majority of the Independent Trustees, approved the Investment Management Agreements.  The Board did not identify any particular information that was most relevant to its determination to approve the Agreements and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Service.  The Board received and considered information regarding the nature, extent and quality of the advisory and other services provided to each Fund by RMCI. The Board considered the background and experience of RMCI’s management and the expertise of personnel of RMCI with regard to investing in the type of securities in which the Funds invest.  The Trustees concluded that the nature and extent of the services provided by RMCI under each Investment Management Agreement were necessary and appropriate for the conduct and the business and investment activities of each Fund. The Trustees also concluded that the quality of the advisory and administrative services was satisfactory.

Comparative Fees and Expenses.  The comprehensive management fee charged under each Investment Management Agreement encompasses all of the services necessary for the operation of the relevant Fund. Therefore, in evaluating the fee relative to other funds the Trustees thought the most appropriate comparison was to the respective expense ratios of the Funds. The Trustees compared each Fund’s expense ratio to (i) the average expense ratio of all money market funds with similar investment objectives and policies; and (ii) the expense ratios of money market funds which are believed to be direct competitors of the Funds (“peer funds”), i.e., money market funds which are distributed through third-party broker/dealers and other financial institutions which do not have their own proprietary money market funds. The Trustees noted that the expense ratio of the institutional classes of shares of each Fund was comparable to or lower than the average expense ratio of other money market funds as well as those of peer funds. They also noted that the expense ratios of the retail classes of shares were higher than the average of other money market funds but comparable to the expense ratios of peer funds.  Based upon their review, the Trustees concluded that the fee payable under each Investment Management Agreement is competitive.

Comparative Performance.  The Trustees considered the performance of the funds relative to other money market funds with similar objectives and policies. In this regard, the Trustees noted that the Funds generally invest in a more conservative and risk averse manner than their peers. For example, the Funds’ investments typically have a shorter average maturity than many other money market funds. The Trustees concluded that, under the circumstances, the performance of the Funds was satisfactory.

Profitability.  The Trustees received, analyzed and considered a profitability analysis of RMCI based on the fees paid and payable under each Investment Management Agreement, including any fee waivers or fee caps, and the costs incurred to provide required services, as well as other relationships between the Funds on the one hand and RMCI affiliates on the other. The Trustees concluded, with respect to each

Fund, that RMCI’s profitability was not excessive in light of the nature, extent and quality of the services provided and expected to be provided under Investment Management Agreements.

Economies of Scale.  As the comprehensive management fee is currently structured, fee levels do not reflect economies of scale that potentially could be realized as the Funds grow.  The Trustees noted the potential benefits to shareholders of a comprehensive fee which would tend to limit increases in the Funds’ expense ratios even if the costs of providing services increase and the related entrepreneurial risk assumed by RMCI through such an approach. Based on the foregoing, the Trustees concluded that the absence of breakpoints was reasonable.

Other Benefits.  The Trustees concluded that RMCI does not realize any other quantifiable material benefits from its relationship with the Funds.

Conclusion.  Based on, but not limited to, the above considerations, the Boards determined that the Investment Management Agreements with respect to each Fund were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Boards considered relevant in the exercise of its business judgment.  On this basis, the Boards unanimously voted to approve of these Agreements.

Hallmark Funds

Hallmark Equity Series Trust

Provided below is a summary of certain factors the Board of Trustees, including the Independent Trustees, considered at a meeting held on July 17, 2006 in approving each Fund’s “Comprehensive Fee” Investment Management Agreement with RMCI and each Fund’s Sub-Investment Management Agreement between RMCI, the Trust and each of Trainer, Wortham & Company, Inc., Pinnacle Associates Ltd., Cambridge Financial Group, Inc., Roanoke Asset Management Corp., and Segall Bryant & Hamill Investment Counsel (each, a “Sub-Investment Manager”).  Prior to the meeting, the Board received and considered a variety of information relating to the Investment Management Agreements and the Sub-Investment Management Agreements, RMCI and the Sub-Investment Manager, and were given the opportunity to ask questions and request additional information from management.  At a meeting held on May 18, 2006, the Board initially approved the Sub-Investment Management Agreement with Cambridge Financial Group, Inc. (“Cambridge Financial”) with respect to certain Funds noted below.  The Board reviewed and considered substantially the same information that was provided by RMCI to the Board prior to its May 18, 2006 meeting in renewing the Sub-Investment Management Agreement with Cambridge Financial.  At the July 17, 2006 meeting, the Board had the opportunity to meet with the representatives of RMCI to determine whether each proposed Agreement is in the best interests of the respective Fund and its shareholders.  In addition, while the Agreements of the Funds were considered at the same Board meeting, the Board considered each Fund’s investment management and sub-investment management relationships separately.  The Board, including a majority of the Independent Trustees, approved the Investment Management Agreements and Sub-Investment Management Agreement, subject to RMCI recommending a plan of action for these Funds.  The Board did not identify any particular information that was most relevant to its determination to approve the Agreements and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Service.  The Board received and considered information regarding the nature, extent and quality of the advisory and other services provided to each Fund by RMCI and each Sub-investment manager. The Board considered the background and experience of RMCI’s management and RMCI’s ability to supervise each Sub-Investment Manager’s investment program.  The Board also considered the expertise of the personnel of each Sub-Investment Manager with regard to investing in the type of securities in which the applicable Fund invests. The Board considered RMCI’s compliance and control functions for the Funds.  The Board also considered RMCI’s efforts to increase assets and improve the performance of the Funds, including the retention of Cambridge Financial as Sub-Investment Manager to the Hallmark Large-Cap Growth Fund and the Hallmark Strategic Growth Fund as of June 1, 2006.  The Board noted RMCI’s representation that it will prepare a plan of action in connection with the certain underperforming Funds.  The Trustees concluded that each Fund was reasonably likely to benefit from the continued services of RCMI provided under each Investment Management Agreement and by each Sub-Investment Manager under its Sub-Investment Management Agreement.

Investment Performance.  The Board reviewed each Fund’s performance and reviewed various comparative data provided to them.  In this connection, the Board considered the Fund’s (on class-by-class basis) performance relative to their primary benchmarks and other funds considered to be in their peer groups.  The Board considered whether each Fund outperformed or underperformed its peer group and primary benchmark and the reasons for each Fund’s performance.  Although the Board noted that the performance of certain Funds was unsatisfactory, the Board considered RCMI’s representation that it was preparing an action plan to address the underperformance of these Funds.

With respect to the Hallmark Capital Appreciation Fund, the Board considered that the performance of each share class of the Fund trailed its primary benchmark for the 1, 5 and 10 year (and/or since inception) periods, but outperformed the benchmark for the 3 year period.  With respect to Hallmark International Equity Fund, the Board considered that each share class outperformed the primary benchmark for the 1 and 3 year periods and since inception for the Class R shares and each share class trailed the benchmark for the 5 year period and since inception for the Class I shares.  With respect to the Hallmark Informed Investors Growth Fund, the Board considered that (a) the Class R shares outperformed the primary benchmark index for the 1 and 3 year periods and since the inception of the class but trailed the benchmark for the 5 and 10 year periods and (b) the Class I shares outperformed the primary benchmark for the 1, 3 and 5 year periods and since the inception of the class but trailed the benchmark for the 10 year period.  With respect to the Hallmark International Small-Cap Fund, the Board considered that the performance of each Fund share class trailed its primary benchmark for the 1, 3, 5 and 10 year (and/or since inception) periods.  With respect to the Hallmark Large-Cap Growth Fund, the Board considered that each share class outperformed the Fund’s primary benchmark for the 3, and 5 year periods but trailed the benchmark for the 1 year period and since the inception date of each Fund’s share class.  With respect to the Hallmark Mid-Cap Growth Fund, the Board considered that (a) the Class R shares trailed the primary benchmark for the 1 year period and since inception and (b) the Class I shares trailed the primary benchmark for the 1 and 5 year periods and since inception but outperformed the benchmark for the 3 year period.  With respect to the Hallmark Small-Cap Growth Fund, the Board considered that each share class of the Fund outperformed its benchmark for 3 and 10 year periods (and/or since inception), but trailed the primary benchmark for the 1 and 5 year period.  With respect to the Hallmark Strategic Growth Fund, the Board considered that (a) Class R shares trailed the primary benchmark for the 1, 3, 5 year periods and since the inception date of the share class and (b) Class I shares trailed the primary benchmark for the 1 year period and since inception, but outperformed the benchmark for the 3 and 5 year periods.

With respect to the Hallmark Capital Appreciation Fund, the Board considered that the performance of the share classes of the Fund trailed most their peers for the 1 year period and all of their peers for the 3, 5 and 10 year periods.  With respect to the Hallmark Informed Investors Growth Fund, the Board considered that the Fund’s performance trailed a majority of its peers for the 1 and 3 year periods and all of its peers for the 5 year period.   With respect to the Hallmark International Equity Fund, the Board considered that the Fund’s performance trailed a majority of its peers for the 1, 3, 5 and 10 year periods.  With respect to the Hallmark International Small-Cap Fund, the Board considered that its performance trailed most of its peers for the 1 year period and all of its peers for the 3 and 5 year periods.  With respect to the Hallmark Large-Cap Growth Fund, the Board considered that the Fund’s performance trailed its peers for the 1 and 3 year periods and trailed most of its peers for the 5 year period.  With respect to the Hallmark Mid-Cap Growth Fund, the Board considered that Fund’s performance trailed most of its peers for the 1 year period, all of its peers for the 3 year period and many of its peers for the 5 year period.  With respect to the Hallmark Small-Cap Growth Fund, the Board considered that the Fund outperformed a majority of its peers for the 1 and 3 year periods but trailed a majority of its peers for the 5 year period.  With respect to the Hallmark Strategic Growth Fund, the Board considered that the Fund’s performance trailed a majority of its peers for the 1 and 3 year periods and trailed all of its peers for the 5 year period.

Comparative Fee and Expenses.  The Board reviewed and considered the advisory fee portion payable to RMCI under each “Comprehensive Fee” Investment Management Agreement, which encompasses many of the services necessary for the operation of the Funds, and the fee payable to the Sub-Investment Managers under each Sub-Investment Management Agreement.  In this connection, the Board received information comparing each Fund’s management fee and expense ratio to funds with similar investment objectives and policies and of comparable size. In evaluating the information, the Board considered the small size of the Funds and their correspondingly high administrative and operating costs.  The Board also considered the extent to which RMCI waived fees and/or assumed expenses in order to maintain expense ratios at prescribed levels, where applicable.  Based upon their review, the Trustees concluded that the advisory fee payable under each Investment Management Agreement and the sub-investment management fee payable under each Sub-Investment Management Agreement were reasonable.

Profitability.  The Board received, analyzed and considered a profitability analysis of RMCI based on the fees paid and payable under each Investment Management Agreement, including any fee waivers or fee caps, and the costs incurred to provide required services, as well as other relationships between the Funds on the one hand and RMCI affiliates on the other.  The Board concluded that any profits realized with respect to each Fund was reasonable in light of the nature, extent and quality of services provided and expected to be provided under the Investment Management Agreements.

Economies of Scale.  As the comprehensive management fee is currently structured, fee levels do not reflect economies of scale that potentially could be realized as the Funds grow.  The Board considered the potential benefits to shareholders of a comprehensive fee which would tend to limit increases in the Funds’ expense ratios even if the costs of providing services increase and the related entrepreneurial risk assumed by RMCI through such an approach.  The Board also considered the small asset base of each Fund and the limited ability of any Fund reaching economies of scale. Based on the foregoing, the Board concluded that the absence of breakpoints was reasonable.

Other Benefits.  The Board concluded the RMCI does not realize any other quantifiable material benefits from its relationship with the Funds.

Conclusion.  Based on, but not limited to, the above considerations, the Board determine that the Investment Management Agreements and the Sub-Investment Agreements with respect to each Fund were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously voted to approve of these Agreements.

Hallmark Investment Series Trust

Provided below is a summary of certain factors the Board of Trustees, including the Independent Trustees, considered at a meeting held on July 17, 2006 in approving each Fund’s “Comprehensive Fee” Investment Management Agreement with RMCI and each Fund’s Sub-Investment Management Agreement between RMCI, the Trust and each of Trainer, Wortham & Company, Inc. and Froley, Revy Investment Company (each, a “Sub-Investment Manager”).  Prior to the meeting, the Board received and considered a variety of information relating to the Investment Management Agreements and the Sub-Investment Management Agreements, RMCI and the Sub-Investment Manager, and were given the opportunity to ask questions and request additional information from management.   At the July 17, 2006 meeting, the Board had the opportunity to meet with the representatives of RMCI to determine whether each proposed Agreement is in the best interests of the respective Fund and its shareholders.  In addition, while the Agreements of the Funds were considered at the same Board meeting, the Board considered each Fund’s investment advisory and sub-investment management relationships separately.  The Board, including a majority of the Independent Trustees, approved the Investment Management Agreements and Sub-Investment Management Agreements, subject to RMCI recommending a plan of action for these and other Funds in the Hallmark fund family.  The Board did not identify any particular information that was most relevant to its determination to approve the Agreements and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Service.  The Board received and considered information regarding the nature, extent and quality of the advisory and other services provided to each Fund by RMCI and each Sub-Investment Manager. The Board considered the background and experience of RMCI’s management and RMCI’s ability to supervise each Sub-Investment Manager’s investment programs.  The Board also considered the expertise of the personnel of the Sub-Investment Manager with regard to investing in the type of securities in which the applicable Fund invests. The Board considered RMCI’s compliance and control functions for the Funds.  The Board also considered RMCI’s inability to increase assets.  The Board noted RMCI’s representation that it will prepare a plan of action to address, among other things, the underperformance of any Fund in the Hallmark fund family.  The Trustees concluded that each Fund was reasonably likely to benefit from the continued services of RCMI provided under each Investment Management Agreement and by each Sub-Investment Manager under its Sub-Investment Management Agreements.

Investment Performance.  The Board reviewed each Fund’s performance and reviewed various comparative data provided to them.  In this connection, the Board considered the Fund’s (on class-by-class basis) performance relative to their primary benchmarks and other funds considered to be in their peer groups.  The Board considered whether each Fund outperformed or underperformed its peer group and primary benchmark and the reasons for each Fund’s performance.  Although the Board noted that the performance of the Funds was unsatisfactory, the Board considered RCMI’s representation that it was preparing an action plan to address the underperformance of these and other Funds in the Hallmark fund family.

With respect to the Hallmark Convertible Securities Fund, the Board considered that the Fund outperformed its primary benchmark for the 1 and 3 year periods and since inception.  With respect to the Hallmark First Mutual Fund, the Board considered that the performance of (a) the Class I share class trailed the primary benchmark for the 1, 5 and 10 year periods but outperformed the benchmark for the 3 year period and since the inception of the class and (b) the Class R shares trailed the benchmark for the 1 year period and since the inception of the class.  With respect to the Hallmark Total Return Bond Fund, the Board considered that the Fund trailed its primary benchmark for 1, 3 and 5 year (and/or since inception) periods.

With respect to the Hallmark Convertible Securities Fund, the Board considered that the performance of the Fund trailed a majority its peers for the 1 year period and all of its peers for the 3 and 5 year periods.  With respect to the Hallmark First Mutual Fund, the Board considered that the performance of the Fund’s Class R and Class I shares trailed a majority of their peers for the 1 year period and, solely concerning the I shares, trailed all of its peers for the 3 year period and a majority of its peers for the 5 year period, and outperformed the majority of its peers for the 10 year period.  With respect to the Hallmark Total Return Bond Fund, the Board considered that the Fund outperformed all of its peers for the 1 year period, outperformed a majority of its peers for the 3 year period and trailed a majority of its peers for the 5 year period.

Comparative Fee and Expenses.  The Board reviewed and considered the advisory fee portion payable to RMCI under each “Comprehensive Fee” Investment Management Agreement, which encompasses many of the services necessary for the operation of the Funds, and the fee payable to each Sub-Investment Manager under each Sub-Investment Management Agreement.  In this connection, the Board received information comparing each Fund’s expense ratio to funds with similar investment objectives and policies and of comparable size. In evaluating the information, the Board considered the small size of the Funds and their correspondingly high administrative and operating costs. The Board also considered the extent to which RMCI waived fees and/or assumed expenses in order to maintain expense ratios at prescribed levels, where applicable.   Based upon their review, the Trustees concluded that the advisory fee payable under each Investment Management Agreement and the sub-investment management fee payable under each Sub-Investment Management Agreement were reasonable.

Profitability.  The Board received, analyzed and considered a profitability analysis of RMCI based on the fees paid and payable under each Investment Management Agreement, including any fee waivers or fee caps, and the costs incurred to provide required services, as well as other relationships between the Funds on the one hand and RMCI affiliates on the other.  The Board concluded that any profits realized with respect to each Fund was reasonable in light of the nature, extent and quality of services provided and expected to be provided under the Investment Management Agreements.

Economies of Scale.  As the comprehensive management fee is currently structured, fee levels do not reflect economies of scale that potentially could be realized as the Funds grow.  The Board considered the small asset base of each Fund and the limited ability of any Fund reaching economies of scale.  The Board also considered the potential benefits to shareholders of a comprehensive fee which would tend to limit increases in the Funds’ expense ratios even if the costs of providing services increase and the related entrepreneurial risk assumed by RMCI through such an approach.  Based on the foregoing, the Board concluded that the absence of breakpoints was reasonable.

Other Benefits.  The Board concluded the RMCI does not realize any other quantifiable material benefits from its relationship with the Funds.

Conclusion.  Based on, but not limited to, the above considerations, the Board determine that the Investment Management Agreements and the Sub-Investment Agreements with respect to each Fund were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously voted to approve these Agreements.

(B)                               Board Consideration of Amendments To “Comprehensive Fee” Investment Management Agreements

Provided below is a summary of certain factors the Boards of Trustees, including the Independent Trustees, considered at a meeting held on January 10, 2007 in approving amendments to the applicable Fund’s “Comprehensive Fee” Investment Management Agreement with RMCI at the January 10, 2007 meeting, the Boards had the opportunity to meet with the representatives of RMCI to determine whether the proposed amendment to the Agreements is in the best interests of the respective Fund and its shareholders.  The Boards, including a majority of the Independent Trustees, approved the amendments to the Investment Management Agreements and recommended that shareholders approve the same.  The Boards did not identify any particular information that was most relevant to its determination to approve the amendments and each Trustee may have afforded different weight to the various factors.  In determining to approve the amendments, the Boards considered that they had recently approved the new “Comprehensive Fee” Investment Management Agreements on July 17, 2006.  To the extent deemed necessary or appropriate in their business judgment, the Trustees reconsidered these factors during their January 10, 2007 meeting.

The Boards were provided with an analysis by RMCI of the market forces affecting the Funds’ fee and expense levels, and recent trends with respect to expenses of the Funds.  With regard to the proposed amendment to the “Comprehensive Fee” Investment Management Agreements specifically, the Boards were provide with a pro-forma analysis of annualized 2006 (or in some cases, estimated 2007) expenses, which illustrated the types and amounts of expenses incurred by RMCI under the Comprehensive Fee Investment Management Agreement. Historical data was provided showing the increases in certain expenses since 2000 including registration fees, outside counsel fees, compliance expenses and costs of Board meetings.

The Boards considered the increases in fees and expenses incurred by RMCI over time associated with, among other things, legal, compliance and regulatory costs and their effect on the ability of RMCI to continue to provide high quality services to the Funds.  The Board also considered the effect of the fee increase on the expenses ratios of the Funds and concluded that the Fund’s expense ratio would continue to be competitive with similar providers in the fund industry.  Based upon their review and discussion, the Trustees concluded that it was reasonable and in the best interest of shareholders to approve an amendment to each “Comprehensive Fee” Investment Management Agreement providing for a one basis point increase in the comprehensive fee.

In addition, in order to enhance the independence of the Funds’ chief compliance officer and be consistent with the nature of and the policy underlying having an independent legal counsel of the Independent Trustees of the Trusts, the Boards determined that the terms of the Agreements should be revised to separate these costs from the comprehensive fee arrangement entirely so to have the Trusts pay these persons directly and for the Boards to control the services provided by and the fees paid to these persons.  Therefore, the Boards determined to recommend to shareholders that the terms of the Agreements be amended to provide that the comprehensive fee arrangement excludes costs and/or expenses associated with the chief compliance officer and independent counsel to the Independent Trustees and that these costs should be borne directly by the Trusts.

Exhibit L

(A)(1)        Reserve Funds Form of New “Comprehensive” Fee Agreements for Affected Funds (The table in Exhibit U provides information on the current management fees of the Cffected Classes of the Affected Funds).

RESERVE FUNDS

FORM OF

COMPREHENSIVE FEE

INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT (“Agreement’), dated the    th day of      2007, made and entered into by and between [     ] a Massachusetts business trust (the “Trust”), on behalf of the [     ] (the “Portfolio”), and Reserve Management Company, Inc., a New Jersey corporation having its principal place of business in New York (the “Manager”).

WHEREAS, the Trust is a non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, par value of $.001 per share, in separate series or classes of series, with each such separate series representing an interest in a separate portfolio of investment securities and other assets;

The parties agree as follows:

1.             INVESTMENT ADVISORY SERVICES. The Manager shall select and manage the Portfolio’s investments and shall determine what investments shall be made or disposed of by the Portfolio and shall effect such acquisitions and dispositions, all in furtherance of the Portfolio’s investment objective and policies, subject to the overall control and direction of the Trust’s Board of Trustees. The Manager shall report on such activities to the Board of Trustees of the Trust and shall submit such reports and other information thereon as the Board of Trustees shall from time to time request. Notwithstanding any other provision hereof, the Manager, with the approval of the Board of Trustees, may contract with one or more Sub-Investment Managers to perform any of the investment management services; provided, however, any compensation paid will be the sole responsibility of the Manager.

2.             OTHER SERVICES AND ASSUMPTION OF CERTAIN EXPENSES. The Manager shall furnish to the Trust, on behalf of the Portfolio: (i) the services of a President and such other executive officers as may be requested by the Portfolio, (ii) office space and customary office facilities to the extent that the Portfolio’s activities occur in New York, (iii) maintain Portfolio records not otherwise maintained by the Portfolio’s custodian, distributor or sub-investment managers, and (iv) all accounting, administrative, clerical, secretarial and statistical services as may be required by the Portfolio for the operation of its business and compliance with applicable laws. The Manager shall pay the compensation of all officers of the Trust on behalf of the Portfolio and all operating and other expenses of the Portfolio except interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, and the fees and expenses of the disinterested Trustees. The Manager may contract with other parties to perform any of the ordinary administrative services required of the Manager; provided, however any such compensation will be the responsibility of the Manager.

3.             COMPENSATION OF THE MANAGER. Each Portfolio shall pay to the Manager a comprehensive fee on behalf of each Class as set forth in Schedule A. Such fee shall represent compensation to the Manager for “Investment Advisory Services” as previously described under Paragraph 1, and for “Other Services and Assumption of Certain Expenses” as previously described in paragraph 2 hereof (the “Management Fee”). The Management Fee shall be computed and accrued daily and shall be paid by the Portfolio to the Manager monthly.

4.             COMPLIANCE WITH APPLICABLE REQUIREMENTS. This Agreement will be performed in accordance with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations under such acts, to the extent that the subject matter of the Agreement is within the purview of such acts and such rules and regulations. The Manager will assist the Trust on behalf of the Portfolio in complying with the requirements of the 1940 Act, and the Securities Act of 1933, as amended (the “1933 Act’), and the rules and regulations under such acts and in qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, and applicable regulations of the Internal Revenue Service thereunder. In carrying out its obligations under this Agreement the Manager shall at all times conform to the provisions of the Declaration of Trust and By-Laws, the provisions of the currently effective Registration Statement of the Trust under the 1940 Act and the 1933 Act, and any other applicable provisions of state or Federal law.

5.             TERMINATION. This Agreement shall be in effect until the close of business on June 5, 2008 and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (i) either the Board of Trustees of the Trust or a majority vote of the outstanding voting securities of the Portfolio, provided, however, that if the shareholders of the Portfolio fail to approve the Agreement, as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act, and the rules thereunder, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of either party of this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days’ written notice to the Manager, or by the Manager on like notice to the Trust.

The name “Reserve” shall be deemed to have been licensed to the Trust by the Manager. In the event of termination of this Agreement, the Manager may terminate or revoke such license on 90 days’ written notice to the Trust. On or before the date of such revocation or termination, the Trust will change its name to another name which does not include the word “Reserve.”

6.             NON-ASSIGNABILITY.  This Agreement shall not be assignable by either party hereto and shall automatically terminate forthwith in the event of such assignment (within the meaning of the 1940 Act).

7.             APPROVAL OF AGREEMENT AND AMENDMENTS. This Agreement and any material amendments hereto shall be approved by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; provided, however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder.

8.             NON-EXCLUSIVITY. The services of the Manager to the Trust are not to be deemed exclusive and the Trust agrees that the Manager is free to act as investment manager to various investment companies and other managed accounts.  For purposes of this Agreement and the undertakings provided for herein, the Manager shall at all times be considered as an independent contractor, and shall not be considered as an agent of the Trust and shall have no authority to act for or represent the Trust in any way.

9.             LIABILITY OF THE MANAGER. In performing its duties hereunder, the Manager may rely on all documentation and information furnished it by the Trust. Except as may otherwise be provided by the 1940 Act, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.

10.           NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the Manager or to the Trust at 1250 Broadway, 32nd Floor, New York, New York 10001, or at such addresses as either party may from time to time specify by notice to the other.

11.           DEFINITIONS.  The terms “assignment,” “interested person,” and “majority of the outstanding voting securities,” when used in this Agreement, shall have the respective meanings specified under the 1940 Act and the rules thereunder.

12.           GOVERNING LAW. The terms and provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

13.           SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be deemed to be severable.

14.           SHAREHOLDER LIABILITY. The Manager understands and agrees that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Portfolio and the property of the Portfolio. The Manager represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

15.           ENFORCEMENT LIMITED TO PORTFOLIO. The Manager understands and agrees that any debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing under this Agreement shall be enforceable against the assets of the Portfolio only, and not against the assets of the Trust, generally, or the assets of any other separate series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

The [Trust], on behalf of [Portfolio]

By:
Chief Executive Officer

ATTEST:

Secretary

Reserve Management Company, Inc.

By:
President

ATTEST:

Secretary

(A)(2)     Hallmark Funds - Form of New “Comprehensive” Fee Agreements for Affected Funds

HALLMARK FUNDS

FORM OF

COMPREHENSIVE FEE

INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT (“Agreement”), dated the      day of [   ], 2007, made and entered into by and between       , a Delaware statutory trust (the “Trust”), on behalf of              Fund (the “Portfolio”), and Reserve Management Company, Inc., a New Jersey corporation having its principal place of business in New York (the “Manager”).

WHEREAS, the Trust is a non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in separate series or classes of series, with each such separate series representing an interest in a separate portfolio of investment securities and other assets;

The parties agree as follows:

1.             INVESTMENT SERVICES.   The Manager shall select and manage the Portfolio’s investments and shall determine what investments shall be made or disposed of by the Portfolio and shall effect such acquisitions and dispositions, all in furtherance of the Portfolio’s investment objective and policies, subject to the overall control and direction of the Trust’s Board of Trustees. The Manager shall report on such activities to the Board of Trustees of the Trust and shall submit such reports and other information thereon as the Board of Trustees shall from time to time request. Notwithstanding any other provision hereof, the Manager, with the approval of the Board of Trustees, may contract with one or more Sub-Investment Managers to perform any of the investment management services; provided, however, any compensation paid will be the sole responsibility of the Manager.

2.             OTHER SERVICES AND ASSUMPTION OF CERTAIN EXPENSES. The Manager shall furnish to the Trust, on behalf of the Portfolio: (i) the services of a President and such other executive officers as may be requested by the Portfolio, (ii) office space and customary office facilities to the extent that the Portfolio’s activities occur in New York, (iii) maintain Portfolio records not otherwise maintained by the Portfolio’s custodian, distributor or sub-investment managers, and (iv) all accounting, administrative, clerical, secretarial and statistical services as may be required by the Portfolio for the operation of its business and compliance with applicable laws. The Manager shall pay the compensation of all officers of the Trust on behalf of the Portfolio and all operating and other expenses of the Portfolio except interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, and the fees and expenses of the disinterested Trustees. The Manager may contract with other parties to perform any of the ordinary administrative services required of the Manager; provided, however any such compensation will be the responsibility of the Manager.

3.             COMPENSATION OF THE MANAGER. The Portfolio shall pay to the Manager as compensation for the services rendered hereunder and as full reimbursement for all officers compensation and ordinary operating expenses of the Portfolio paid by the Manager under paragraph 2 hereof, a management fee (as a percentage of the average daily net assets attributable to each class of shares) at an annual rate of [   ]% of the Portfolio’s average daily net asset value attributable to the Class R shares of the Portfolio and at an annual rate of [   ]% of the Portfolio’s average daily net asset value attributable to the Class I shares of the Portfolio (the “Management Fee”).

The Management Fee shall be computed and accrued daily and shall be paid by the Portfolio to the Manager monthly.

4.             COMPLIANCE WITH APPLICABLE REQUIREMENTS. This Agreement will be performed in accordance with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations under such acts, to the extent that the subject matter of the Agreement is within the purview of such acts and such rules and regulations. The Manager will assist the Trust on behalf of the Portfolio in complying with the requirements of the 1940 Act, and the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations under such acts and in qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, and applicable regulations of the Internal Revenue Service thereunder. In carrying out its obligations under this Agreement the Manager shall at all times conform to the provisions of the Declaration of Trust and By-Laws, the provisions of the currently effective Registration Statement of the Trust under the 1940 Act and the 1933 Act, and any other applicable provisions of state or Federal law.

5.             TERMINATION. This Agreement shall be in effect until the close of business on June 5, 2006 and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (i) either the Board of Trustees of the Trust or a majority vote of the outstanding voting securities of the Portfolio, provided, however, that if the shareholders of the Portfolio fail to approve the Agreement, as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act, and the rules thereunder, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of either party of this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days’ written notice to the Manager, or by the Manager on like notice to the Trust.

The name “Hallmark” shall be deemed to have been licensed to the Trust by the Manager. In the event of termination of this Agreement, the Manager may terminate or revoke such license on 90 days’ written notice to the Trust. On or before the date of such revocation or termination, the Trust will change its name to another name which does not include the word “Hallmark.”

6.             NON-ASSIGNABILITY. This Agreement shall not be assignable by either party hereto and shall automatically terminate forthwith in the event of such assignment (within the meaning of the 1940 Act).

7.             APPROVAL OF AGREEMENT AND AMENDMENTS. This Agreement and any material amendments hereto shall be approved by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; provided, however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder.

8.             NON-EXCLUSIVITY. The services of the Manager to the Trust are not to be deemed exclusive and the Trust agrees that the Manager is free to act as investment manager to various investment companies and other managed accounts.

For purposes of this Agreement and the undertakings provided for herein, the Manager shall at all times be considered as an independent contractor, and shall not be considered as an agent of the Trust and shall have no authority to act for or represent the Trust in any way.

9.             LIABILITY OF THE MANAGER. In performing its duties hereunder, the Manager may rely on all documentation and information furnished it by the Trust.

Except as may otherwise be provided by the 1940 Act, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.

10.           NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the Manager or to the Trust at 1250 Broadway, 32nd Floor, New York, New York 10001, or at such addresses as either party may from time to time specify by notice to the other.

11.           DEFINITIONS. The terms “assignment,” “interested person,” and “majority of the outstanding voting securities,” when used in this Agreement, shall have the respective meanings specified under the 1940 Act and the rules thereunder.

12.           GOVERNING LAW. The terms and provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

13.           SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be deemed to be severable.

14.           SHAREHOLDER LIABILITY. The Manager understands and agrees that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Portfolio and the property of the Portfolio. The Manager represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

15.           ENFORCEMENT LIMITED TO PORTFOLIO. The Manager understands and agrees that any debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing under this Agreement shall be enforceable against the assets of the Portfolio only, and not against the assets of the Trust, generally, or the assets of any other separate series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

The [Trust], on behalf of [Portfolio]

By:
Chief Executive Officer

ATTEST:

Secretary

Reserve Management Company, Inc.

By:
President

ATTEST:

Secretary

(B)                       Form of Amended Comprehensive Fee Investment Management Agreement for Reserve Funds (The table in Exhibit U provides information on pro forma fees, which are based on the amended management fees assuming approval of Proposal 3, for each class of each of the Reserve Funds).

RESERVE FUNDS

FORM

OF

AMENDED COMPREHENSIVE FEE
INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT (“Agreement”), dated the   th day of [         ], 2007, as amended, on     , [     ], 2007, made and entered into by and between [     ], a Massachusetts business trust (the “Trust”), on behalf of the Funds listed on Schedule A (each a “Fund”), and Reserve Management Company, Inc., a New Jersey corporation having its principal place of business in New York (the “Manager”).

WHEREAS, the Trust is an investment management company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, par value of $.001, in separate series or classes of series, each representing an interest in a separate portfolio of investment securities and other assets;

The parties agree as follows:

1.             INVESTMENT SERVICES. The Manager shall select and manage the Fund’s investments and shall determine what investments shall be made or disposed of by the Fund and shall effect such acquisitions and dispositions, all in furtherance of the Fund’s investment objective and policies, subject to the overall control and direction of the Board of Trustees of the Trust (the “Trustees”). The Manager shall report on such activities to the Trustees and shall submit such reports and other information thereon as the Trustees shall from time to time request. Notwithstanding any other provision hereof, the Manager, with the approval of the Trustees, may contract with one or more Sub-Investment Managers to perform any of the investment management services; provided, however, any compensation paid will be the sole responsibility of the Manager.

2.             OTHER SERVICES AND ASSUMPTION OF CERTAIN EXPENSES. The Manager shall furnish (or arrange for affiliates to furnish) to the Trust, on behalf of the Fund: (i) the services of a President and such other executive officers as may be requested by the Fund, (ii) office space and customary office facilities to the extent that the Fund’s activities occur in New York, (iii) maintain Fund records not otherwise maintained by the Fund’s custodian, distributor or sub-investment managers, and (iv) all accounting, administrative, clerical, secretarial and statistical services as may be required by the Fund for the operation of its business and compliance with applicable laws.  The Manager shall pay the compensation of all officers of the Trust on behalf of the Fund and all operating and other expenses of the Fund except Excluded Expenses.  Excluded Expenses are: interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Trustees who are not interested persons of the Manager as defined in the Investment Company Act (the “Independent Trustees”) including the fees of the independent counsel of the Independent Trustees.  The Manager may contract with other parties to perform any of the ordinary administrative services required of the Manager; provided, however any compensation paid for such services will be the responsibility of the Manager.

3.             COMPENSATION OF THE MANAGER. The Fund shall pay to the Manager as compensation for the services rendered hereunder and as full reimbursement for all officers, compensation and expenses of the Fund required to be paid by the Manager under paragraph 2 hereof, a management fee equal to a percentage of the average daily net assets attributable to each class of the Portfolio’s shares set forth in Schedule B.

The Management Fee shall be computed and accrued daily and shall be paid by the Fund to the Manager monthly.

4.             COMPLIANCE WITH APPLICABLE REQUIREMENTS. This Agreement will be performed in accordance with the requirements of the Investment Company Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations under such acts, to the extent that the subject matter of the Agreement is within the purview of such acts and such rules and regulations. The Manager will assist the Trust on behalf of the Fund in complying with the requirements of the Investment Company Act, and the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations under such Acts and in qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, and applicable regulations of the Internal Revenue Service thereunder. In carrying out its obligations under this Agreement, the Manager shall at all times conform to the provisions of the Declaration of Trust and By-Laws, the provisions of the currently effective Registration Statement of the Fund under the Investment Company Act and the Securities Act, and any other applicable provisions of state or Federal law.

5.             TERMINATION. This Agreement shall be in effect for an initial two-year period and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (i) either a majority of the Board of Trustees of the Trust or the vote of a majority of the outstanding voting securities of the Fund, and (ii) separately by a majority of the Trustees who are not parties to this Agreement or interested persons (as defined in the Investment Company Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the shareholders of the Fund fail to approve the Agreement, if required by law, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the Investment Company Act, and the rules thereunder.

Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Manager, or by the Manager on like notice to the Trust.

The name “Reserve” or “Reserv” or any variation of them shall be deemed to have been licensed to the Trust by the Manager. In the event of termination of this Agreement, the Manager may terminate or revoke such license on 90 days’ written notice to the Trust. On or before the date of such revocation or termination, the Trust will change its name to another name which does not include the word “Reserve.”

6.             NON-ASSIGNABILITY. This Agreement shall not be assignable by either party hereto and shall automatically terminate forthwith in the event of such assignment, within the meaning of the Investment Company Act.

7.             APPROVAL OF AMENDMENTS. Any material amendments to this Agreement shall be approved by vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund.

8.             NON-EXCLUSIVITY.  The services of the Manager to the Trust are not to be deemed exclusive and the Trust agrees that the Manager is free to act as investment manager to various investment companies and other managed accounts. For purposes of this Agreement and the undertakings provided for herein, the Manager shall at all times be considered as an independent contractor, and shall not be considered as an agent of the Trust and shall have no authority to act for or represent the Trust in any way.

9.             LIABILITY OF THE MANAGER.  In performing its duties hereunder, the Manager may rely on all documentation and information furnished it by the Trust. Except as may otherwise be provided by the Investment Company Act, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.

10.           NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the Manager or to the Trust at 1250 Broadway, 32nd Floor, New York, New York 10001, or at such addresses as either party may from time to time specify by notice to the other.

11.           DEFINITIONS. The terms “assignment,” “interested person,” and “majority of the outstanding voting securities,” when used in this Agreement, shall have the respective meanings specified under the Investment Company Act and the rules thereunder.

12.           GOVERNING LAW. The terms and provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

13.           SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be deemed to be severable.

14.           SHAREHOLDER LIABILITY. The Manager understands and agrees that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Fund and the property of the Fund. The Manager represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

15.           ENFORCEMENT LIMITED TO FUND. The Manager understands and agrees that any debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing under this Agreement shall be enforceable against the assets of the Fund only, and not against the assets of the Trust, generally, or the assets of any other separate series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

The [Trust], on behalf of [Fund Name]

By:
Chief Executive Officer

ATTEST:

Secretary

Reserve Management Company, Inc.

By:
President

ATTEST:

Secretary

Exhibit M

Information Concerning Previous Management Agreements of Share
Classes Other Than Affected Classes

Fund	Class	Date of Previous Management Agreement	Date Last Approved by Shareholders	Purpose of Last Submission to Shareholders
Liquid Performance Fund		September 29, 2005	January 9, 2006	Initial Approval of Management Agreement
Reserve Yield Plus Fund		May 6, 2005	March 22, 2005	Initial Approval of Management Agreement
Arizona Municipal Money-Market Fund		December 23, 2005	December 23, 2005	Initial Approval of Management Agreement

M-1

Exhibit N

Investment Advisory Fees Paid and Applicable Fee Waivers and/or
Reimbursements of Expenses With Respect to Share Classes Other Than Affected Classes

Fund	Class	Fiscal Year End	Fess Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
Liquid Performance Fund	15, Treasurer’s Trust	May 31	0	314
Reserve Yield Plus Fund	R, 15, 25, Treasurer’s Trust	March 31	146,390	864,961	64,690
Arizona Municipal Money-Market Fund	R	May 31	127	13

N-1

Exhibit O

Comprehensive Management Fee To Be Paid by Shares Classes Other Than Affected Classes

Trust	Fund	Affected Class	Comprehensive Management Fee (%)

The Reserve Fund	Liquid Performance Fund	Treasurer’s Trust 45 35 25 20 15 10	.60 .45 .35 .25 .20 .15 .10

Reserve Short-Term Investment Trust	Reserve Yield Plus Fund	Institutional 10 13 15 20 25 35 45 R Treasurer’s Trust	.12 .10 .13 .15 .20 .25 .35 .45 .60 .60

Reserve Municipal Money-Market Trust	Reserve Arizona Municipal Money-Market Fund	R Treasurer’s Trust 75	.80 .60 .55

O-1

Exhibit P

[Insert Name of Trust]

FORM OF DISTRIBUTION PLAN

The Distribution Plan (the “Plan”) of [Insert Name of Trust], on behalf of itself and each of its Portfolios listed on Schedule A (the “Trust”), organized as a                 trust, Reserve Management Company, Inc. and/or its affiliates (“RMCI”), a New Jersey corporation, and Resrv Partners, Inc. (“RPI”), a New York corporation, all voting stock of which is owned by RMCI, which acts as the principal underwriter for the Trust.

WHEREAS, this Plan shall be applicable to the classes of shares of each series listed on Schedule A (each a “Series”) and to such other series of the Trust as are added from time to time to Schedule A upon requisite approval by the Board and shareholders.

WHEREAS, a substantial percentage of the Trust’s assets may be derived through the efforts of such brokers or other persons receiving assistance (as defined herein) payments under this Plan.  The likelihood is that such assets would not become or remain invested in the Trust should such assistance cease and the Trust’s ratio of expenses to average net assets would thus increase with a corresponding decrease in the return to Trust shareholders.  RMCI and the Trust will continue to make assistance payments, but the Trust’s portion of such payments cannot exceed (when added to other Trust expenses subject to the Trust’s (or a Fund’s) expense limitation) the Trust’s (or a Fund’s) expense limitation.

NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual covenants herein contained the Trust, RMCI on behalf of itself and its affiliates, and RPI agree that the following Plan is hereby adopted under Rule 12b-1 under the Investment Company Act of 1940 (the “Act”):

1.             RPI shall act as the principal underwriter of the Trust pursuant to a distribution agreement.

2.             RMCI and/or RPI may make payments for distribution assistance or other services (“assistance”) from its resources as may be permitted by the rules of the Securities and Exchange Commission to brokers (if qualified in RPI’s sole discretion) or other persons (if qualified in RMCI’s sole discretion) which have rendered assistance. The Trust will pay an amount (as a percentage of the average net asset value of the relevant Series, or class thereof, of the Trust) from the assets of the Series (or class thereof) to such brokers or other persons in return for assistance to the Trust by such brokers or other persons as specified on Schedule B.  RMCI will make such payments either (i) through the Trust and RPI, pursuant to distribution and service agreements and (ii) through the Trust, pursuant to the terms of written agreements or agreements complying with Rule 12b-1 (“Rule 12b-1 Agreement”).  Notwithstanding anything stated herein to the contrary, any payments made pursuant to this Plan shall cover any class of shares of a Series of the Trust subject to the rules and regulations of the Act.

3.             Quarterly in each year that this Plan remains in effect, the Trust’s Controller or Treasurer shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-1, of the amounts expended under the Plan and purposes for which such expenditures were made.

4.             This Plan shall become effective upon approval by majority votes of (a) the Trust’s Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting thereon and (b) the outstanding voting securities of the relevant Portfolio of the Trust, as defined in Section 2(a)(42) of the Act.

5.             This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and any related agreement are approved at least annually by a majority vote of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan.  This Plan may not be amended in order to increase materially the amount to be paid by a Series (or class thereof) under this Plan for distribution assistance and other services without shareholder approval of the relevant Series (or class thereof if the change relates to a particular class) in accordance with Section 4 hereof.  All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust, and of the Qualified Trustees, cast in person at a meeting called for the purpose of voting thereon.

6.             This Plan may be terminated with respect to any Series (or class thereof) at any time by a majority vote of the trustees who are not interested persons (as defined in section 2(a)(19) of the Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Qualified Trustees”) or by vote of a majority of the outstanding voting securities of the relevant Series (or class thereof if the termination relates to a particular class) of the Trust, as defined in section 2(a)(42) of the Act.  The termination of this Plan with respect to any one Series (or class thereof) shall not effect its ongoing effectiveness with respect to any other Series (or class thereof).

7.             In accordance with the Investment Company Act of 1940, while this Plan shall be in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons then in office.

8.             Any termination or non-continuance of (i) a services agreement by RPI with a particular third party or (ii) a Rule 12b-1 Agreement with a particular person shall have no effect on similar agreements (i) between other brokers and RPI or (ii) with other persons pursuant to this Plan.

9.             Neither RPI nor RMCI is obligated by this Plan to execute a services agreement with a qualifying broker or other third party or a Rule 12b-1 Agreement with a qualifying person, respectively.

10.           All agreements with any person relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.

11.           RMCI and RPI understand and agree that the obligations of the Trust under this Plan are not binding upon any shareholder of the Trust or any Portfolio personally, but bind only the Trust and the Trust’s property. RMCI and RPI represent that they have notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

Schedule A

NAME OF SERIES	COVERED CLASSES

Schedule B

FEES

Exhibit Q

Information Concerning Previous Distribution Agreement of Affected Class

Fund	Affected Class	Date of Previous Distribution Plan	Date Last Approved by Shareholders

Primary Fund	R, 70, 75, 95

Primary II Fund	QRI and QRII

U.S. Government Fund	R, 70, 75 95

U.S. Treasury Fund	R, 70, 75, 95

Interstate Tax-Exempt Fund	R, 70, 75, 95

California Tax-Exempt Fund	R

Connecticut Tax-Exempt Fund	R

Florida Tax-Exempt Fund	R

Massachusetts Tax-Exempt Fund	R

Michigan Tax-Exempt Fund	R

New Jersey Tax-Exempt Fund	R

Ohio Tax-Exempt Fund	R

Pennsylvania Tax-Exempt Fund	R

Virginia Tax-Exempt Fund	R

Louisiana Municipal Money-Market Fund	R

Minnesota Municipal Money-Market Fund	R

Q-1

New York Tax-Exempt Fund	R

Hallmark Capital Appreciation Fund	R

Hallmark Informed Investors Growth Fund	R

Hallmark International Equity Fund	R

Hallmark International Small-Cap Fund	R

Hallmark Small-Cap Growth	R

Hallmark Large-Cap Growth	R

Hallmark Mid-Cap Growth	R

Hallmark Strategic Growth Fund	R

Q-2

Exhibit R

(A)          Board Considerations of New Distribution Plans

At the July 17, 2006 meeting, the Board had the opportunity to meet with the representatives of Resrv. The Independent Trustees were advised by independent legal counsel throughout the process. In approving each New Plan the Board considered various factors, including (i) whether the New Plan will result or the Previous Plan has resulted in a benefit to the Funds’ shareholders by resolving or alleviating existing problems or circumstances of the Funds, (ii) the merits of alternative distribution methods, (iii) the interrelationship between the New Plans and the activities of other persons financing the distribution of Fund shares and (iv) the extent to which third parties may benefit from the New Plan and how these benefits compare to the benefits experienced by the Funds from the New Plan.  The Independent Trustees determined that there is a reasonable likelihood that the New Plan, like the Previous Plan, will benefit each Fund and its shareholders and that its costs are primarily intended to result in the sale of the Fund’s shares.  Based on these and other factors, the Board determined that there is a reasonable likelihood that each of the New Plans will benefit the relevant classes of the Funds and their shareholders.

(B)          Board Considerations of Amended Distribution Plans

At the January 10, 2007 meeting, the Board had the opportunity to meet with representatives of Resrv and consider data in support of the increased distribution fee for Classes 70, 75, 95 and R.  The Independent Trustees were advised by independent legal counsel throughout the process.  The Trustees reviewed data prepared by RMCI indicating the progressively increasing magnitude of distribution expenditures required to maintain and grow assets in the relevant classes.  They were reminded of the distribution assistance payments made to broker-dealers and otherwise to defray expenses of marketing and selling shares.  The burden of progressively increasing expenditures had fallen entirely on RMCI and Resrv, who were not in a position to indefinitely sustain such increased expenditures necessary to support the maintenance and growth of assets.  In approving the five basis point increases in the distribution fee for the applicable classes, the Board considered several factors including, but not limited to, whether the higher fee (i) would facilitate distribution of shares of the relevant classes and (ii) help maintain the competitive position of the classes in relation to other funds that have implemented similar fees and distribution arrangements.  The Trustees determined that there is a reasonable likelihood that the higher fee would benefit the relevant classes of the Funds and their shareholders.

R-1

Exhibit S

Rule 12b-1 Distribution Fees Under New Plans

Trust	Fund	Class	Distribution (12b-1 Fee) (%)
The Reserve Fund	Primary, U.S. Government and U.S. Treasury Primary II	70 75 95 R QR I QR II	0.20 0.20 0.20 0.20 0.25 1.00

Reserve Tax-Exempt Trust

Interstate Tax-Exempt

California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Michigan Tax-Exempt, New Jersey Tax-Exempt, Pennsylvania Tax-Exempt, Virginia Tax-Exempt, Massachusetts Tax-Exempt, and Ohio Tax-Exempt

		70 75 95 R R	0.20 0.20 0.20 0.20 0.20

Reserve New York Tax-Exempt Trust	New York Tax-Exempt	R	0.20

Reserve Municipal Money-Market Trust	Minnesota Municipal Money-Market, Louisiana Municipal Money-Market	R	0.20

Hallmark Equity Series Trust	Hallmark Capital Appreciation, Hallmark Small-Cap Growth, Hallmark Mid-Cap Growth, Hallmark Large-Cap Growth, Hallmark International Equity, Hallmark Strategic Growth, Hallmark International Small-Cap and Hallmark Informed Investors Growth	R	0.25

S-1

Exhibit T

Fees Previously Paid Under Distribution Plan For Most Recent Fiscal Year

Trust	Fund	Class	Payment Under Previous Plan
The Reserve Fund	Primary Fund	R	$13,462,060
		95	$24,344
		75	$153,828
		70	$45,285
The Reserve Fund	Primary II Fund	QI	$636
		QII	$2,491
The Reserve Fund	U.S. Government Fund	R	$2,469,967
		95	None
		75	None
		70	None
The Reserve Fund	U.S. Treasury Fund	R	$697,312
		95	$8,118
		75	None
		70	None
Reserve Tax-Exempt Trust	Interstate Tax-Exempt Fund	R	$561,124
		95	None
		75	$1,756
		70	$3,893
Reserve Tax-Exempt Trust	California Tax-Exempt Fund	R	$227,490
Reserve Tax-Exempt Trust	Michigan Tax-exempt Fund	R	$30,013
Reserve Tax-Exempt Trust	Ohio Tax-Exempt Fund	R	$38,565
Reserve Tax-Exempt Trust	Pennsylvania Tax-Exempt Fund	R	$87,774
Reserve Municipal Money-Market Trust	Louisiana Municipal Money-Market Fund	R	$1,638
Reserve Municipal Money-Market Trust	Minnesota Municipal Money-Market Fund	R	$4,639
Reserve Tax-Exempt Trust	Virginia Tax-Exempt Fund	R	$32,553
Hallmark Equity Series Trust	Hallmark Capital Appreciation Fund	R	$8,181
Hallmark Equity Series Trust	Hallmark Informed Investors Growth Fund	R	$10,692
Hallmark Equity Series Trust	Hallmark International Equity Fund	R	$3,817

T-1

Hallmark Equity Series Trust	Hallmark International Small-Cap Fund	R	$866
Hallmark Equity Series Trust	Hallmark Small-Cap Growth Fund	R	$81,958
Hallmark Equity Series Trust	Hallmark Large-Cap Growth Fund	R	$4,829
Hallmark Equity Series Trust	Hallmark Mid-Cap Growth Fund	R	$1,013
Hallmark Equity Series Trust	Hallmark Strategic Growth Fund	R	$2,357

T-2

Exhibit U

Fee and Expense Information

Primary Fund

The following tables describe the fees and expenses that you must pay if you buy and hold shares of the fund(s) listed above.  The first table describes fees and expenses under the previous and the new “Comprehensive Fee” investment management agreements and the previous and New Plan.  The second, pro forma expense tables describes the fees and expenses under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).  Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Current Fees and Expenses

	Class R	Class 95	Class 75	Class 70	Class Treasurer’s Trust	Class 45

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None	None	None	None	None

Redemption Fees(1)	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(2)	0.80%	0.75%	0.55%	0.50%	0.60%	0.45%

Distribution and Service (12b-1 fee)	0.20%	0.20%	0.20%	0.20%	None	None

Other Expenses(3)	None	None	None	None	None	None
Total Annual Fund Operating Expenses	1.00%	0.95%	0.75%	0.70%	0.60%	0.45%

	Class 35	Class 25	Class 20	Class 15	Class Institutional

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None	None	None	None

Redemption Fees(1)	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(2)	0.35%	0.25%	0.20%	0.15%	0.12%

Distribution and Service (12b-1 fee)	None	None	None	None	None

Other Expenses(3)	None	None	None	None	None
Total Annual Fund Operating Expenses	0.35%	0.25%	0.20%	0.15%	0.12%

Pro Forma Fees and Expenses

	Class R	Class 95	Class 75	Class 70	Class Treasurer’s Trust	Class 45

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(4)	None	None	None	None	None	None

Redemption Fees(4)	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(5)	0.81%	0.76%	0.56%	0.51%	0.61%	0.46%
Distribution and Service (12b-1 fee)	0.25%	0.25%	0.25%	0.25%	None	None

Other Expenses(6)	None	None	None	None	None	None
Total Annual Fund Operating Expenses	1.06%	1.01%	0.81%	0.76%	0.61%	0.46%

	Class 35	Class 25	Class 20	Class 15	Class Institutional

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(4)	None	None	None	None	None

Redemption Fees(4)	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(5)	0.36%	0.26%	0.21%	0.16%	0.13%
Distribution and Service (12b-1 fee)	None	None	None	None	None

Other Expenses(6)	None	None	None	None	None
Total Annual Fund Operating Expenses	0.36%	0.26%	0.21%	0.16%	0.13%

(1)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly “Low Balance Fee” (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Classes Institutional, 15, 20, 25, 35, 45, 70 and 75, less than $10,000 for Class 95 and less than $1,000 for Class Treasurer’s Trust and Class R, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(2)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

(3)  Other Expenses for the Primary Fund includes interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expense including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, and the fees of the Trustees who are not “interested persons” of the Adviser as defined in the Investment Company Act of 1940. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

(4)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly “Low Balance Fee” (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Classes Institutional, 15, 20, 25, 35, 45, 70 and 75, less than $10,000 for Class 95 and less than $1,000 for Class Treasurer’s Trust and Class R, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(5)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

(6)  Other Expenses includes interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

Expenses Examples

These examples are intended to help you compute the cost of investing in the Series with the cost of investing in other mutual funds.  The first example describes the costs under the previous and the new “Comprehensive Fee” investment management agreements and distribution plans.  The pro forma expense examples describe costs under the under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).

The Examples assume that you invest $10,000 in the Fund for the time period indicated and the Series returns 5% annually.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Primary Fund Class Treasurer’s Trust	$61.50	$192.71	$335.68	$751.69

Primary Fund Class R	$102.50	$319.89	$554.90	$1,229.20

Primary Fund Class 95	$97.38	$304.04	$527.69	$1,170.52

Primary Fund Class 75	$76.88	$240.52	$418.31	$932.93

Primary Fund Class 70	$71.75	$224.60	$390.82	$872.81

Primary Fund Class 45	$46.13	$144.75	$252.53	$567.82

Primary Fund Class 35	$35.88	$112.70	$196.82	$443.75

Primary Fund Class 25	$25.63	$80.58	$140.87	$318.48

Primary Fund Class 20	$20.50	$64.50	$112.81	$255.39

Primary Fund Class 15	$15.38	$48.40	$84.70	$192.00

Primary Fund Class Institutional	$12.30	$38.73	$67.80	$153.82

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Primary Fund Class Treasurer’s Trust	$62.53	$195.90	$341.20	$763.86

Primary Fund Class R	$108.65	$338.87	$587.47	$1,299.24

Primary Fund Class 95	$103.53	$323.05	$560.33	$1,240.90

Primary Fund Class 75	$83.03	$259.61	$451.22	$1,004.69

Primary Fund Class 70	$77.90	$243.70	$423.80	$944.92

Primary Fund Class 45	$47.15	$147.95	$258.09	$580.16

Primary Fund Class 35	$36.90	$115.91	$202.40	$456.21

Primary Fund Class 25	$26.65	$83.79	$146.48	$331.06

Primary Fund Class 20	$21.53	$67.71	$118.43	$268.03

Primary Fund Class 15	$16.40	$51.62	$90.32	$204.71

Primary Fund Class Institutional	$13.33	$41.95	$73.43	$166.56

U.S. Government Fund

The following tables describe the fees and expenses that you must pay if you buy and hold shares of the fund(s) listed above.  The first table describes fees and expenses under the previous and the new “Comprehensive Fee” investment management agreements and the previous and New Plan.  The second, pro forma expense tables describes the fees and expenses under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).  Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Current Fees and Expenses

	Class R	Class 95	Class 75	Class 70	Class Treasurer’s Trust	Class 45

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None	None	None	None	None

Redemption Fees(1)	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(2)	0.80%	0.75%	0.55%	0.50%	0.60%	0.45%

Distribution and Service (12b-1 fee)	0.20%	0.20%	0.20%	0.20%	None	None

Other Expenses(3)	None	None	None	None	None	None
Total Annual Fund Operating Expenses	1.00%	0.95%	0.75%	0.70%	0.60%	0.45%

	Class 35	Class 25	Class 20	Class 15	Class Institutional

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None	None	None	None

Redemption Fees(1)	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(2)	0.35%	0.25%	0.20%	0.15%	0.12%

Distribution and Service (12b-1 fee)	None	None	None	None	None

Other Expenses(3)	None	None	None	None	None
Total Annual Fund Operating Expenses	0.35%	0.25%	0.20%	0.15%	0.12%

Pro Forma Fees and Expenses

	Class R	Class 95	Class 75	Class 70	Class Treasurer’s Trust	Class 45

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(4)	None	None	None	None	None	None

Redemption Fees(4)	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(5)	0.81%	0.76%	0.56%	0.51%	0.61%	0.46%
Distribution and Service (12b-1 fee)	0.25%	0.25%	0.25%	0.25%	None	None

Other Expenses(6)	None	None	None	None	None	None
Total Annual Fund Operating Expenses	1.06%	1.01%	0.81%	0.76%	0.61%	0.46%

	Class 35	Class 25	Class 20	Class 15	Class Institutional

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(4)	None	None	None	None	None

Redemption Fees(4)	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(5)	0.36%	0.26%	0.21%	0.16%	0.13%

Distribution and Service (12b-1 fee)	None	None	None	None	None
Other Expenses(6)	None	None	None	None	None
Total Annual Fund Operating Expenses	0.36%	0.26%	0.21%	0.16%	0.13%

(1)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly “Low Balance Fee” (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Classes Institutional, 15, 20, 25, 35, 45, 70 and 75, less than $10,000 for Class 95 and less than $1,000 for Class Treasurer’s Trust and Class R, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(2)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

(3)  Other Expenses includes interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expense including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, and the fees of the Independent Trustees. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

(4)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly “Low Balance Fee” (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Classes Institutional, 15, 20, 25, 35, 45, 70 and 75, less than $10,000 for Class 95 and less than $1,000 for Class Treasurer’s Trust and Class R, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(5)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

(6)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

Expenses Examples

These examples are intended to help you compute the cost of investing in the Series with the cost of investing in other mutual funds.  The first example describes the costs under the previous and the new “Comprehensive Fee” investment management agreements and distribution plans.  The pro forma expense examples describe costs under the under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).

The Examples assume that you invest $10,000 in the Fund for the time period indicated and the Series returns 5% annually.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
U.S. Government Fund Class Treasurer’s Trust	$61.50	$192.71	$335.68	$751.69

U.S. Government Fund Class R	$102.50	$319.89	$554.90	$1,229.20

U.S. Government Fund Class 45	$46.13	$144.75	$252.53	$567.82

U.S. Government Fund Class 25	$25.63	$80.58	$140.87	$318.48

U.S. Government FundClass 15	$15.38	$48.40	$84.70	$192.00

U.S. Government Fund Class Institutional	$12.30	$38.73	$67.80	$153.82

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
U.S. Government Fund Class Treasurer’s Trust	$62.53	$195.90	$341.20	$763.86

U.S. Government Fund Class R	$108.65	$338.87	$587.47	$1,299.24

U.S. Government Fund Class 45	$47.15	$147.95	$258.09	$580.16

U.S. Government Fund Class 25	$26.65	$83.79	$146.48	$331.06

U.S. Government Fund Class 15	$16.40	$51.62	$90.32	$204.71

U.S. Government Fund Class Institutional	$13.33	$41.95	$73.43	$166.56

U.S. Treasury Fund

The following tables describe the fees and expenses that you must pay if you buy and hold shares of the fund(s) listed above.  The first table describes fees and expenses under the previous and the new “Comprehensive Fee” investment management agreements and the previous and New Plan.  The second, pro forma expense tables describes the fees and expenses under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).  Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Current Fees and Expenses

	Class R	Class 95	Class 75	Class 70	Class Treasurer’s Trust	Class 45

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None	None	None	None	None

Redemption Fees(1)	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(2)	0.80%	0.75%	0.55%	0.50%	0.60%	0.45%

Distribution and Service (12b-1 fee)	0.20%	0.20%	0.20%	0.20%	None	None

Other Expenses(3)	None	None	None	None	None	None
Total Annual Fund Operating Expenses(4)	1.00%	0.95%	0.75%	0.70%	0.60%	0.45%

	Class 35	Class 25	Class 20	Class 15	Class Institutional

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None	None	None	None

Redemption Fees(1)	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(2)	0.35%	0.25%	0.20%	0.15%	0.12%

Distribution and Service (12b-1 fee)	None	None	None	None	None

Other Expenses(3)	None	None	None	None	None
Total Annual Fund Operating Expenses(4)	0.35%	0.25%	0.20%	0.15%	0.12%

Pro Forma Fees and Expenses

	Class R	Class 95	Class 75	Class 70	Class Treasurer’s Trust	Class 45

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(5)	None	None	None	None	None	None

Redemption Fees(5)	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(6)	0.81%	0.76%	0.56%	0.51%	0.61%	0.46%
Distribution and Service (12b-1 fee)	0.25%	0.25%	0.25%	0.25%	None	None

Other Expenses(7)	None	None	None	None	None	None
Total Annual Fund Operating Expenses(8)	1.06%	1.01%	0.81%	0.76%	0.61%	0.46%

	Class 35	Class 25	Class 20	Class 15	Class Institutional

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees*	None	None	None	None	None

Redemption Fees*	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee**	0.36%	0.26%	0.21%	0.16%	0.13%
Distribution and Service (12b-1 fee)	None	None	None	None	None

Other Expenses†	None	None	None	None	None
Total Annual Fund Operating Expenses†††	0.36%	0.26%	0.21%	0.16%	0.13%

(1)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly “Low Balance Fee” (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Classes Institutional, 15, 20, 25, 35, 45, 70 and 75, less than $10,000 for Class 95 and less than $1,000 for Class Treasurer’s Trust and Class R, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(2)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses (see below). For the fiscal year ended May 31, 2006, the investment adviser reimbursed the Fund for the following percentages of the respective Fund’s average daily net assets: 0.01% for Class R, 0.01% for Class Treasurer’s Trust and 0.01% for Class Institutional. After the waiver, the management fees were the following percentages of the respective Fund’s average daily net assets: 0.79% for Class R, 0.59% for Class Treasurer’s Trust and 0.11% for U.S. Class Institutional.

(3)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expense including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, and the fees of the Trustees who are not “interested persons” of the Adviser as defined in the Investment Company Act of 1940. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

(4)  After the expense waiver, the Total Annual Fund Operating Expenses were the following percentages of the respective Fund’s average daily net assets: 0.99% for Class R, 0.59% for Class Treasurer’s Trust and 0.11% for Class Institutional.

(5)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly “Low Balance Fee” (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Classes Institutional, 15, 20, 25, 35, 45, 70 and 75, less than $10,000 for Class 95 and less than $1,000 for Class Treasurer’s Trust and Class R, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(6)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses (see below). For the fiscal year ended May 31, 2006, the investment adviser reimbursed the Fund for the following percentages of the respective Fund’s average daily net assets: 0.01% for Class R, 0.01% for Class Treasurer’s Trust and 0.01% for Class Institutional. After the waiver, the management fees would be the following percentages of the respective Fund’s average daily net assets: 0.85% for Class R, 0.60% for Class Treasurer’s Trust and 0.12% for Class Institutional.

(7)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

(8)  After the expense waiver, the Total Annual Fund Operating Expenses would be the following percentages of the respective Fund’s average daily net assets: 1.05% for U.S. Treasury Fund Class R, 0.60% for U.S. Treasury Fund Class Treasurer’s Trust and 0.12% for U.S. Treasury Fund Class Institutional.

Expenses Examples

These examples are intended to help you compute the cost of investing in the Series with the cost of investing in other mutual funds.  The first example describes the costs under the previous and the new “Comprehensive Fee” investment management agreements and distribution plans.  The pro forma expense examples describe costs under the under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).

The Examples assume that you invest $10,000 in the Fund for the time period indicated and the Series returns 5% annually.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
U.S. Treasury Fund Class Treasurer’s Trust	$61.50	$192.71	$335.68	$751.69

U.S. Treasury Fund Class R	$102.50	$319.89	$554.90	$1,229.20

U.S. Treasury Fund Class 75	$76.88	$240.52	$418.31	$932.93

U.S. Treasury Fund Class 45	$46.13	$144.75	$252.53	$567.82

U.S. Treasury Fund Class 25	$25.63	$80.58	$140.87	$318.48

U.S. Treasury Fund Class Institutional	$12.30	$38.73	$67.80	$153.82

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
U.S. Treasury Fund Class Treasurer’s Trust	$62.53	$195.90	$341.20	$763.86

U.S. Treasury Fund Class R	$108.65	$338.87	$587.47	$1,299.24

U.S. Treasury Fund Class 75	$83.03	$259.61	$451.22	$1,004.69

U.S. Treasury Fund Class 45	$47.15	$147.95	$258.09	$580.16

U.S. Treasury Fund Class 25	$26.65	$83.79	$146.48	$331.06

U.S. Treasury Fund Class Institutional	$13.33	$41.95	$73.43	$166.56

Liquid Performance Money Market Fund

The following tables describe the fees and expenses that you must pay if you buy and hold shares of the fund(s) listed above.  The first table describes fees and expenses under the previous and the new “Comprehensive Fee” investment management agreements and the previous and New Plan.  The second, pro forma expense tables describes the fees and expenses under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).  Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Current Fees and Expenses

	Class Treasurer’s Trust	Class 15

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None

Redemption Fees(1)	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(2)	0.60%	0.15%

Distribution and Service (12b-1 fee)	None	None

Other Expenses(3)	None	None
Total Annual Fund Operating Expenses(4)	0.60%	0.15%

Pro Forma Fees and Expenses

	Class Treasurer’s Trust	Class 15

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(5)	None	None

Redemption Fees(5)	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(6)	0.61%	0.16%

Distribution and Service (12b-1 fee)	None	None

Other Expenses(7)	None	None
Total Annual Fund Operating Expenses(8)	0.61%	0.16%

(1) The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly “Low Balance Fee” (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Classes Institutional, 15, 20, 25, 35, 45, 70 and 75, less than $10,000 for Class 95 and less than $1,000 for Class Treasurer’s Trust and Class R, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(2)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

(3)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expense including expenses incurred in connection with litigation proceedings, other claims and legal obligations of the Trust to indemnify its trustees, officers, shareholders, distributors and other agents of the Trust, insurance, payments made pursuant to the Trust’s Distribution Plan, state (blue sky) and SEC registration fees and other government imposed fees and expenses, costs of shareholder meetings, including proxy solicitations, and the fees of Independent Trustees. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

(4)  The Adviser has agreed to voluntarily waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for Class 10 shares exceed 0.10%, for Class 15 shares exceed 0.15%, for Class 20 shares exceed 0.20%, for Class 25 shares exceed 0.25%, for Class 35 shares exceed 0.35%, and for Class 45 shares exceed 0.45%. The Adviser reserves the right to seek recovery, such recovery being subject to the approval of the Board of Trustees, in subsequent periods, of any excess reimbursement or contingent waiver allowed to the Fund for a period of not more than three fiscal years. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including investment advisory fees of that fund). For the fiscal year ended May 31, 2006, the Adviser waived or reimbursed the funds its entire advisory fee for the Class 15 shares of the Fund.

(5)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly “Low Balance Fee” (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Classes Institutional, 15, 20, 25, 35, 45, 70 and 75, less than $10,000 for Class 95 and less than $1,000 for Class Treasurer’s Trust and Class R, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(6)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

(7)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

(8)  The Adviser has agreed to voluntarily waive expenses or reimburse the Liquid Performance Money Market Fund to the extent that the Total Annual Operating Expenses for Class 10 shares exceed 0.10%, for Class 15 shares exceed 0.15%, for Class 20 shares exceed 0.20%, for Class 25 shares exceed 0.25%, for Class 35 shares exceed 0.35%, and for Class 45 shares exceed 0.45%. The Adviser reserves the right to seek recovery, such recovery being subject to the approval of the Board of Trustees, in subsequent periods, of any excess reimbursement or contingent waiver allowed to the Fund for a period of not more than three fiscal years. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including investment advisory fees of that fund). For the fiscal year ended May 31, 2006, the Adviser waived or reimbursed the funds its entire advisory fee for the Class 15 shares of the Liquid Performance Money Market Fund.

Expenses Examples

These examples are intended to help you compute the cost of investing in the Series with the cost of investing in other mutual funds.  The first example describes the costs under the previous and the new “Comprehensive Fee” investment management agreements and distribution plans.  The pro forma expense examples describe costs under the under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).

The Examples assume that you invest $10,000 in the Fund for the time period indicated and the Series returns 5% annually.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Liquid Performance Money Market Fund Class 15	$15.38	$48.40	$84.70	$192.00

Liquid Performance Money Market Fund Class Treasurer’s Trust	$61.50	$192.71	$335.68	$751.69

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Liquid Performance Money Market Fund Class 15	$16.40	$51.62	$90.32	$204.71

Liquid Performance Money Market Fund Class Treasurer’s Trust	$62.53	$195.90	$341.20	$763.86

Florida Tax-Exempt Fund and Minnesota Municipal Money-Market Fund

The following tables describe the fees and expenses that you must pay if you buy and hold shares of the fund(s) listed above.  The first table describes fees and expenses under the previous and the new “Comprehensive Fee” investment management agreements and the previous and New Plan.  The second, pro forma expense tables describes the fees and expenses under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).  Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Current Fees and Expenses

Class R

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None

Redemption Fees(2)	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(3)	0.80%
Distribution and Services (12b-1) Fee	0.20%

Other Expenses(4)	0.01%
Total Annual Fund Operating Expenses(5)	1.01%

Pro Forma Fees and Expenses

Class R

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(6)	None

Redemption Fees(7)	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(8)	0.81%
Distribution and Services (12b-1) Fee	0.25%

Other Expenses(9)	0.01%
Total Annual Fund Operating Expenses(10)	1.07%

(1)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly “Low Balance Fee” (currently $15) may be imposed on Class R, and Class Treasurer’s Trust accounts with a monthly average account balance of less than $1,000 in which no shareholder activity has occurred for the past 12 consecutive months..  A fee of $2 may be charged on redemption checks for less than $100 for Class R shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Treasurer’s Trust shares. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(2)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(3)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, ands, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses (see below). For the fiscal year ended May 31, 2006, the investment adviser reimbursed the Fund for the following percentages of the respective Fund’s average daily net assets: 0.01% for the Florida Tax-Exempt Fund and 0.07% for the Minnesota Municipal Money-Market Fund.  After the waiver, the management fees were 0.79% for the Florida Tax-Exempt Fund and 0.73% for the Minnesota Municipal Money-Market Fund.

(4)  Other Expenses for the Minnesota Municipal Money-Market Funds include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, state (blue sky) and SEC registration fees and the fees and costs of the disinterested Trustees. Other Expenses for Florida Tax-Exempt Fund includes interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, and the fees of Independent Trustees. It is estimated that these expenses will generally be less than 0.005%.

(5)  After the reimbursement, the Total Annual Fund Operating Expenses were the following percentages of the respective Fund’s average daily net assets: 1.00% for the Florida Tax-Exempt Fund,        and 0.94% for the Minnesota Municipal Money-Market Fund.

(6)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly “Low Balance Fee” (currently $15) may be imposed on Class R and Class Treasurer’s Trust accounts with a monthly average account balance of less than $1,000 in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Treasurer’s Trust shares. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(7)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(8)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, ands, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses. For the fiscal year ended May 31, 2006, the investment adviser reimbursed the Funds for the following percentages of the respective Fund’s average daily net assets: 0.01% for the Florida Tax-Exempt Fund,        and 0.07% for the Minnesota Municipal Money-Market Fund. After the waiver, the management fees would be the following percentages of the respective Fund’s average daily net assets: 0.80% for the Florida Tax-Exempt Fund and 0.74% for the Minnesota Municipal Money-Market Fund.

(9)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees. It is estimated that these expenses will generally be less than 0.005%.

(10)  After the reimbursement, the Total Annual Fund Operating Expenses were the following percentages of the respective Fund’s average daily net assets: 1.06% for the Florida Tax-Exempt Fund and 1.00% for the Minnesota Municipal Money-Market Fund.

Expenses Examples

These examples are intended to help you compute the cost of investing in the Series with the cost of investing in other mutual funds.  The first example describes the costs under the previous and the new “Comprehensive Fee” investment management agreements and distribution plans.  The pro forma expense examples describe costs under the under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).

The Examples assume that you invest $10,000 in the Fund for the time period indicated and the Series returns 5% annually.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Florida Tax-Exempt Fund & Minnesota Municipal Money-Market Fund Class R	$103.53	$323.05	$560.33	$1,240.90

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Florida Tax-Exempt Fund & Minnesota Municipal Money-Market Fund Class R	$109.68	$342.03	$592.89	$1,310.88

New York Tax-Exempt Fund

The following tables describe the fees and expenses that you must pay if you buy and hold shares of the fund(s) listed above.  The first table describes fees and expenses under the previous and the new “Comprehensive Fee” investment management agreements and the previous and New Plan.  The second, pro forma expense tables describes the fees and expenses under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).  Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Current Fees and Expenses

	Class Treasurer’s Trust	Class R

(Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None

Redemption Fees(1)	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(2)	0.60%	0.80%

Distribution and Service (12b-1 fee)	None	0.20%

Other Expenses(3)	None	None

Total Annual Fund Operating Expenses(4)	0.60%	1.00%

Pro Forma Fees and Expenses

	Class Treasurer’s Trust	Class R

(Fees paid directly from your investment)

Shareholder Transaction Fees(5)	None	None

Redemption Fees(6)	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(7)	0.61%	0.81%

Distribution and Service (12b-1 fee)	None	0.25%

Other Expenses(8)	None	None

Total Annual Fund Operating Expenses	0.61%	1.01%

(1)  The Fund may charge a “Low Balance Fee” (currently $15).

(2)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(3)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expense of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

(4)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, and the fees of Independent Trustees. It is estimated that these expenses will generally be less than 0.005%.

(5)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly “Low Balance Fee” (currently $15) may be imposed on Class R and Class Treasurer’s Trust accounts with a monthly average account balance of less than $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Treasurer’s Trust shares. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(6)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(7)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, ands, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses).

(8)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees. It is estimated that these expenses will generally be less than 0.005%

Expenses Examples

These examples are intended to help you compute the cost of investing in the Series with the cost of investing in other mutual funds.  The first example describes the costs under the previous and the new “Comprehensive Fee” investment management agreements and distribution plans.  The pro forma expense examples describe costs under the under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).

The Examples assume that you invest $10,000 in the Fund for the time period indicated and the Series returns 5% annually.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
New York Tax-Exempt Fund Class R	$102.50	$319.89	$554.90	$1,229.20

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
New York Tax-Exempt Fund Class R	$108.65	$338.87	$587.47	$1,299.24

.Interstate Tax-Exempt Fund

The following tables describe the fees and expenses that you must pay if you buy and hold shares of the fund(s) listed above.  The first table describes fees and expenses under the previous and the new “Comprehensive Fee” investment management agreements and the previous and New Plan.  The second, pro forma expense tables describes the fees and expenses under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).  Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Current Fees and Expenses

	Class R	Class Institutional	Class 95	Class 75	Class 70	Class Treasurer’s Trust

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None	None	None	None	None

Redemption Fees(2)	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(3)	0.80%	0.12%	0.75%	0.55%	0.50%	0.60%
Distribution and Services (12b-1) Fee	0.20%		0.20%	0.20%	0.20%	None

Other Expenses(4)	None	None	None	None	None	None
Total Annual Fund Operating Expenses	1.00%	0.12%	0.95%	0.75%	0.70%	0.60%

	Class 45	Class 35	Class 25	Class 20	Class 15

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None	None	None	None	None

Redemption Fees(2)	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(3)	0.45%	0.35%	0.25%	0.20%	0.15%
Distribution and Services (12b-1) Fee	None	None	None	None	None

Other Expenses(4)	None	None	None	None	None
Total Annual Fund Operating Expenses	0.45%	0.35%	0.25%	0.20%	0.15%

Pro Forma Fees and Expenses

	Class R	Class Institutional	Class 95	Class 75	Class 70	Class Treasurer’s Trust

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(5)	None	None	None	None	None	None

Redemption Fees(6)	None	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(7)	0.81%	0.13%	0.76%	0.56%	0.51%	0.61%

Distribution and Services (12b-1) Fee	0.25%	None	0.25%	0.25%	0.25%	None

Other Expenses(8)	None	None	None	None	None	None

Total Annual Fund Operating Expenses	1.06%	0.13%	1.01%	0.81%	0.76%	0.61%

	Class 45	Class 35	Class 25	Class 20	Class 15

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(5)	None	None	None	None	None

Redemption Fees(6)	None	None	None	None	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

Management Fee(7)	0.46%	0.36%	0.26%	0.21%	0.16%
Distribution and Services (12b-1) Fee	None	None	None	None	None

Other Expenses(8)	None	None	None	None	None
Total Annual Fund Operating Expenses	0.46%	0.36%	0.26%	0.21%	0.16%

(1)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly “Low Balance Fee” (currently $15) may be imposed on Class R and Class Treasurer’s Trust accounts with a monthly average account balance of less than $1,000, Class 95 accounts with less than $10,000 and Class Institutional, 15, 20, 25, 35, 45, 70 and 75 accounts with less than $100,000 in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Class Institutional, 15, 20, 25, 35, 45, 70, 95 and Treasurer’s Trust shares. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(2)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(3)  TheFund pays a “Comprehensive Management Fee” that includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, ands, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

(4)   Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, and the fees of Independent Trustees. It is estimated that these expenses will generally be less than 0.005%.

(5)  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly “Low Balance Fee” (currently $15) may be imposed on Class R and Class Treasurer’s Trust accounts with a monthly average account balance of less than $1,000, Class 95 accounts with less than $10,000 and Class Institutional, 15, 20, 25, 35, 45, 70 and 75 accounts with less than $100,000 in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Class 75 shares shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Class Institutional, 15, 20, 25, 35, 45, 70, 95 and Treasurer’s Trust shares. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(6)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(7)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, ands, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses).

(8)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees.. It is estimated that these expenses will generally be less than 0.005%.

Expenses Examples

These examples are intended to help you compute the cost of investing in the Series with the cost of investing in other mutual funds.  The first example describes the costs under the previous and the new “Comprehensive Fee” investment management agreements and distribution plans.  The pro forma expense examples describe costs under the under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).

The Examples assume that you invest $10,000 in the Fund for the time period indicated and the Series returns 5% annually.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Interstate Tax-Exempt Fund Class R	$102.50	$319.89	$554.90	$1,229.20

Interstate Tax-Exempt Fund Class Treasurer’s Trust	$61.50	$192.71	$335.68	$751.69	77

Interstate Tax-Exempt Fund Class 75	$76.88	$240.52	$418.31	$932.93	75

Interstate Tax-Exempt Fund Class 70	$71.75	$224.60	$390.82	$872.81	70

Interstate Tax-Exempt Fund Class 45	$46.13	$144.75	$252.53	$567.82	45

Interstate Tax-Exempt Fund Class 25	$25.63	$80.58	$140.87	$318.48

Interstate Tax-Exempt Fund Class 15	$15.38	$48.40	$84.70	$192.00	15

Interstate Tax-Exempt Fund Class Institutional	$12.30	$38.73	$67.80	$153.82	Inst.

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Interstate Tax-Exempt Fund Class R	$108.65	$338.87	$587.47	$1,299.24

Interstate Tax-Exempt Fund Class Treasurer’s Trust	$62.53	$195.90	$341.20	$763.86

Interstate Tax-Exempt Fund Class 75	$83.03	$259.61	$451.22	$1,004.69

Interstate Tax-Exempt Fund Class 70	$77.90	$243.70	$423.80	$944.92

Interstate Tax-Exempt Fund Class 45	$47.15	$147.95	$258.09	$580.16

Interstate Tax-Exempt Fund Class 25	$26.65	$83.79	$146.48	$331.06

Interstate Tax-Exempt Fund Class 15	$16.40	$51.62	$90.32	$204.71

Interstate Tax-Exempt Fun Class Institutional	$13.33	$41.95	$73.43	$166.56

Arizona Municipal Money-Market Fund, California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Louisiana Municipal Money-Market Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund and Virginia Tax-Exempt Fund

The following tables describe the fees and expenses that you must pay if you buy and hold shares of the fund(s) listed above.  The first table describes fees and expenses under the previous and the new “Comprehensive Fee” investment management agreements and the previous and New Plan.  The second, pro forma expense tables describes the fees and expenses under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).  Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Current Fees and Expenses

Class R

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(1)	None

Redemption Fees(2)	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(3)	0.80%
Distribution and Services (12b-1) Fee	0.20%

Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses(5)	1.00%

Pro Forma Fees and Expenses

Class R

Shareholder Fees (Fees paid directly from your investment)

Shareholder Transaction Fees(6)	None

Redemption Fees(7)	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee(8)	0.81%
Distribution and Services (12b-1) Fee	0.25%

Other Expenses(9)	0.00%
Total Annual Fund Operating Expenses(10)	1.06%

(1)  The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly “Low Balance Fee” (currently $15) may be imposed on Class R and Class Treasurer’s Trust accounts with a monthly average account balance of less than $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Treasurer’s Trust shares. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(2)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(3)  Each Fund pays a “Comprehensive Management Fee” that includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, ands, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses (see below). For the fiscal year ended May 31, 2006, the investment adviser reimbursed the Funds for the following percentages of the respective Fund’s average daily net assets: 0.01% for the Connecticut Tax-Exempt Fund, 0.01% for the Michigan Tax Exempt Fund, 0.01% for the Pennsylvania Tax-Exempt Fund, 0.09% for the Virginia Tax-Exempt Fund, 0.08% for the Arizona Municipal Money-Market Fund and 0.47% for the Louisiana Municipal Money-Market Fund. After the waiver, the management fees were the following percentages of the respective Fund’s average daily net assets: 0.79% for the Connecticut Tax-Exempt Fund, 0.79%, 0.79% for the Michigan Tax Exempt Fund, 0.79% for the Pennsylvania Tax-Exempt Fund, 0.71% for the Virginia Tax-Exempt Fund, 0.72% for the Arizona Municipal Money-Market Fund and 0.33% for the Louisiana Municipal Money-Market Fund.

(4)  Other Expenses for the Arizona Municipal Money-Market Fund include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, insurance, payments made pursuant to the Trust’s Distribution Plan, state (blue sky) and SEC registration fees and other government imposed fees and expenses, costs of shareholder meetings, including proxy solicitations, the compensation of the Chief Compliance Officer and related expenses, the fees of the Independent Trustees and the fees of the independent counsel to the Independent Trustees.  Other Expenses for the Louisiana Municipal Money-Market Fund includes interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, state (blue sky) and SEC registration fees and the fees and costs of the disinterested Trustees. Other Expenses for all other Funds include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, and the fees of Independent Trustees. It is estimated that these expenses will generally be less than 0.005%.

(5)  After the reimbursement, the Total Annual Fund Operating Expenses were the following percentages of the respective Fund’s average daily net assets: 0.99% for the Connecticut Tax-Exempt Fund, 0.99% for the Michigan Tax Exempt Fund, 0.99% for the Pennsylvania Tax-Exempt Fund, 0.91% for the Virginia Tax-Exempt Fund, 0.92% for the Arizona Municipal Money-Market Fund and 0.52% for the Louisiana Municipal Money-Market Fund.

(6)  The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly “Low Balance Fee” (currently $15) may be imposed on Class R and Class Treasurer’s Trust accounts with a monthly average account balance of less than $1,000 in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Class Treasurer’s Trust shares. Wire redemption fees, “stop payment” fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

(7)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(8)  Each Fund pays a “Comprehensive Management Fee” that includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, ands, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses. For the fiscal year ended May 31, 2006, the investment adviser reimbursed the Funds for the following percentages of the respective Fund’s average daily net assets: 0.01% for the Connecticut Tax-Exempt Fund, 0.01% for the Michigan Tax Exempt Fund, 0.01% for the Pennsylvania Tax-Exempt Fund, 0.09% for the Virginia Tax-Exempt Fund, 0.08% for the Arizona Municipal Money-Market Fund and 0.47% for the Louisiana Municipal Money-Market Fund. After the waiver, the management fees would be the following percentages of the respective Fund’s average daily net assets: 0.85% for the Connecticut Tax-Exempt Fund, 0.85% for the Florida Tax-Exempt Fund, 0.85% for the Michigan Tax Exempt Fund, 0.85% for the Pennsylvania Tax-Exempt Fund, 0.77% for the Virginia Tax-Exempt Fund, 0.78% for the Arizona Municipal Money-Market Fund and 0.39% for the Louisiana Municipal Money-Market Fund.

(9)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees.. It is estimated that these expenses will generally be less than 0.005%.

(10)  After the reimbursement, the Total Annual Fund Operating Expenses were the following percentages of the respective Fund’s average daily net assets: 1.05% for the Connecticut Tax-Exempt Fund, 1.05% for the Michigan Tax Exempt Fund, 1.05% for the Pennsylvania Tax-Exempt Fund, 0.97% for the Virginia Tax-Exempt Fund, 0.98% for the Arizona Municipal Money-Market Fund and 0.58% for the Louisiana Municipal Money-Market Fund.

Expenses Examples

These examples are intended to help you compute the cost of investing in the Series with the cost of investing in other mutual funds.  The first example describes the costs under the previous and the new “Comprehensive Fee” investment management agreements and distribution plans.  The pro forma expense examples describe costs under the under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).

The Examples assume that you invest $10,000 in the Fund for the time period indicated and the Series returns 5% annually.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Louisiana Municipal Money-Market Fund Class R	$101.48	$316.72	$549.46	$1,217.49

California Tax-Exempt Fund, Connecticut tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund, Virginia Tax-Exempt Fund, Arizona Municipal Money-Market Fund Class R	$102.50	$319.89	$554.90	$1,229.20

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Louisiana Municipal Money-Market Fund Class R	$107.63	$335.71	$582.04	$1,287.60

California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund, Virginia Tax-Exempt Fund, Arizona Municipal Money-Market Fund Class R	$108.65	$338.87	$587.47	$1,299.24

Reserve Yield Plus Fund

The following tables describe the fees and expenses that you must pay if you buy and hold shares of the fund(s) listed above.  The first table describes fees and expenses under the previous and the new “Comprehensive Fee” investment management agreements and the previous and New Plan.  The second, pro forma expense tables describes the fees and expenses under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).  Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Current Fees and Expenses

	CLASS 15	CLASS 25	CLASS Treasurer’s Trust	CLASS R

SHAREHOLDER FEES (Fees paid directly from your investment)
Low Balance Fee(1)	0.00%	0.00%	0.00%	0.00%
Redemption Fees(2)	0.00%	0.00%	0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets)
Management Fee(3)	0.15%	0.25%	0.60%	0.75%
Distribution and Service (12b-1) Fee	0.00%	0.00%	0.00%	0.25%
Other Expenses(4)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(5)	0.16%	0.26%	0.61%	1.01%

Pro Forma Fees and Expenses

	CLASS 15	CLASS 25	CLASS Treasurer’s Trust	CLASS R

SHAREHOLDER FEES (Fees paid directly from your investment)
Low Balance Fee(6)	0.00%	0.00%	0.00%	0.00%
Redemption Fees(7)	0.00%	0.00%	0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets)
Management Fee(8)	0.16%	0.26%	0.61%	0.76%
Distribution and Service (12b-1) Fee	0.00%	0.00%	0.00%	0.25%
Other Expenses(9)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(10)	0.17%	0.27%	0.62%	1.02%

(1)  The Fund may charge a monthly “Low Balance Fee” (currently $15).

(2)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(3)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee of 0.08%, as well as all administrative and customary operating expenses of the Fund, and shareholder liaison services (such as responding to inquiries and providing information on investments), recordkeeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include the amounts described below, for which the Fund pays its direct or allocated share.

(4)  Other Expenses include interest charges, taxes, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including, but not limited to, federal and state registration fees, costs of shareholder meetings, including proxy solicitation, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share.

(5)  The Adviser agreed to contingently waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for, for Class 15 shares exceeded 0.15%, for Class 25 shares exceeded 0.25%, for and for Class Treasurer’s Trust shares exceeded 0.60%. In addition, the Adviser agreed to contractually waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for Classes R exceeded 0.75%. The Adviser reserves the right to recover in subsequent periods any excess reimbursement or contingent waiver allowed to the Fund for a period of not more than three fiscal years. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including investment advisory fees of that fund).

(6)  The Fund may charge a monthly “Low Balance Fee” (currently $15).

(7)  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check.

(8)  The Fund pays a “Comprehensive Management Fee” that includes the advisory fee of 0.08%, as well as all administrative and customary operating expenses of the Fund, and shareholder liaison services (such as responding to inquiries and providing information on investments), recordkeeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include the amounts described below, for which the Fund pays its direct or allocated share.

(9)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Trustees who are not interested persons of the Manager as defined in the Investment Company Act (the “Independent Trustees”) including the fees of the independent counsel of the Independent Trustees.

(10)  The Adviser agreed to contingently waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for, for Class 15 shares exceeded 0.15%, for Class 25 shares exceeded 0.25%, for and for Class Treasurer’s Trust shares exceeded 0.60%. In addition, the Adviser agreed to contractually waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for Classes R exceeded 0.75%. The Adviser reserves the right to recover in subsequent periods any excess reimbursement or contingent waiver allowed to the Fund for a period of not more than three fiscal years. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including investment advisory fees of that fund).

Expenses Examples

These examples are intended to help you compute the cost of investing in the Series with the cost of investing in other mutual funds.  The first example describes the costs under the previous and the new “Comprehensive Fee” investment management agreements and distribution plans.  The pro forma expense examples describe costs under the under the amended management agreements and distribution plans (assuming the approval of Proposals 3 and 5).

The Examples assume that you invest $10,000 in the Fund for the time period indicated and the Series returns 5% annually.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Reserve Yield Plus Fund Class Treasurer’s Trust	$62.53	$195.90	$341.20	$763.86

Reserve Yield Plus Fund Class R	$103.53	$323.05	$560.33	$1,240.90

Reserve Yield Plus Fund Class 25	$26.65	$83.79	$146.48	$331.06

Reserve Yield Plus Fund Class 15	$16.40	$51.62	$90.32	$204.71

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Reserve Yield Plus Fund Class Treasurer’s Trust	$63.55	$199.09	$346.72	$776.01

Reserve Yield Plus Fund Class R	$104.55	$326.22	$565.76	$1,252.59

Reserve Yield Plus Fund Class 25	$27.68	$87.01	$152.08	$343.63

Reserve Yield Plus Fund Class 15	$17.43	$54.84	$95.95	$217.40

Exhibit V

Compensation Received under Previous “Comprehensive Fee” Investment Management Agreement to the Present

From the expiration of the applicable Previous “Comprehensive Fee” Investment Management Agreement to the present, each Fund class has compensated RMCI for services in an amount equal to the percentage of each Fund’s average daily net assets stated in the Previous “Comprehensive Fee” Investment Management Agreements as set forth below.

Fund	Class	Expiration Date	Compensation (As Percent of Fund’s Average Daily Net Assets Unless Otherwise Indicated
THE RESERVE FUND
Primary Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75, 95	June 18, 1997	.15, .20, .25, .35, .45, .60, .80, .12, .50, .55, .75
Primary II Fund	QRI, QRII	December 13, 2001	.80
U.S. Government Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75, 95	June 18, 1997	.15, .20, .25, .35, .45, .60, .80, .12, .50, .55, .75
U.S. Treasury Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75, 95	June 18, 1997	.15, .20, .25, .35, .45, .60, .80, .12, .50, .55, .75

RESERVE TAX-EXEMPT TRUST
Interstate Tax-Exempt Fund	Class 15, 20, 25, 35, 45, Treasurer’s Trust, R, Institutional, 70, 75, 95	June 18, 1997	.15, .20, .25, .35, .45, .60, .80, .12, .50, .55, .75
California Tax-Exempt Fund	Class R and Class Treasurer’s Trust	June 18, 1997	.80, .60
Connecticut Tax-Exempt Fund	Class R and Class Treasurer’s Trust	June 18, 1997	.80, .60

Florida Tax-Exempt Fund	Class R and Class Treasurer’s Trust	June 18, 1997	.80, .60
Massachusetts Tax-Exempt Fund	Class R and Class Treasurer’s Trust	June 18, 1997	.80, .60
Michigan Tax-Exempt Fund	Class R and Class Treasurer’s Trust	June 18, 1997	.80, .60
New Jersey Tax-Exempt Fund	Class R and Class Treasurer’s Trust	June 18, 1997	.80, .60
Ohio Tax-Exempt Fund	Class R and Class Treasurer’s Trust	June 18, 1997	.80, .60
Pennsylvania Tax-Exempt Fund	Class R and Class Treasurer’s Trust	September 13, 1997	.80, .60
Virginia Tax-Exempt Fund	Class R and Class Treasurer’s Trust	March 1, 2000	.80, .60

RESERVE NEW YORK TAX-EXEMPT TRUST
New York Tax-Exempt Fund	Class R and Class Treasurer’s Trust	June 18, 1997	.80, .60

RESERVE MUNICIPAL MONEY-MARKET TRUST
Louisiana Municipal Money-Market Fund	Class R and Class Treasurer’s Trust	July 2, 1999	.80, .60

Minnesota Municipal Money-Market Fund		July 2, 1999	.80, .60

HALLMARK EQUITY SERIES TRUST
Hallmark International Small-Cap Fund	Class R and I	August 1, 2000	1.55, 1.25
Hallmark Mid-Cap Growth Fund	Class R and I	Since inception	1.25, 1.00
Hallmark Strategic Growth Fund	Class R and I	June 2, 1999	1.20, .90
Hallmark Informed Investors Growth Fund	Class R and I	June 18, 1997	1.30, 1.00
Hallmark Capital Appreciation Fund	Class R and I	June 18, 1997	1.20, .90
Hallmark Large-Cap Growth Fund	Class R and I	June 18, 1997	1.20, .90
Hallmark Small-Cap Growth Fund	Class R and I	June 18, 1997	1.30, 1.00
Hallmark International Equity Fund	Class R and I	June 18, 1997	1.55, 1.25

Exhibit W

Compensation Received under Previous Sub-Investment Management Agreement to the Present

From the expiration of the applicable Previous Sub-Investment Management Agreement to the present, RMCI has compensated each Sub-Investment Manager for these services in an amount equal to the percentage of each Fund’s average daily net assets stated in the Previous Sub-Investment Management Agreements as set forth below.

Fund	Expiration Date	Class(es)	Compensation (As Percent of Fund’s Average Daily Net Assets Unless Otherwise Indicated

Hallmark International Equity Fund	September 21, 2000	R and I	One-half of the “net profit” before taxes

Hallmark Large-Cap Growth Fund	December 13, 2000		0.25%
	December 13, 2000-June 30, 2004	R and I	One-half of the “net profit” before taxes

	July 1, 2004-May 31, 2006	R and I	0.25%

	June 1, 2006-Present	R and I	0.30%

Hallmark International Small-Cap Fund	June 20, 2001	R and I	One-half of the “net profit” before taxes*

Hallmark Informed Investors Growth Fund	March 19, 2003 - April 6, 2003; January 1 - Present	R I	0.30% 0.20%

	April 7, 2003 - December 31, 2004	R, I	No asset-based fee; $65,000 per annum, paid monthly

Hallmark Small-Cap Growth Fund	June 23, 2004	R and I	0.25%

Hallmark Capital Appreciation Fund	December 14, 2004	R and I	One-half of the “net profit” before taxes*

	December 14, 2004-January 13, 2005	R I	0.30% 0.20%

	January 14, 2005-Present

W-1

Hallmark Mid-Cap Growth Fund	Inception

	Inception-March 21, 2005	R and I	0.30%

	March 22, 2005-September 30, 2005	R and I	0.35%

	October 1, 2005-Present	R and I	0.30%

Hallmark Strategic Growth Fund	June 2002

	June 2002	R and I	0.30%

	July 1,2002-May 30, 2006	R and I	One-half of the “net profit” before taxes*

	June 1, 2006-Present	R and I	0.30%

*         Net profit is deemed to be the comprehensive management fee paid to the Adviser with respect to the Fund less fund expenses and less all applicable sales and marketing costs of the Adviser and the Sub-Investment Managers.

W-2

Exhibit X

Compensation Received under Previous Distribution Plans to the Present

From the expiration of the applicable Previous Distribution Plan to the present, each Fund or relevant class has compensated Resrv for these services in an amount equal to the percentage of each Fund’s average daily net assets stated in the Previous Distribution Plan as set forth below.

Fund	Class	Expiration Date	Compensation (As Percent of Fund’s Average Daily Net Assets Unless Otherwise Indicated
THE RESERVE FUND
Primary Fund	70,75,95,R	June 18, 1997	0.20
Primary II Fund	QRI, QRII	December 13, 2001	0.25,1.00
U.S. Government Fund	70,75,95,R	June 18, 1997	0.20
U.S. Treasury Fund	70,75,95,R	June 18, 1997	0.20

RESERVE TAX-EXEMPT TRUST
Interstate Tax-Exempt Fund	R	June 18, 1997	0.20
California Tax-Exempt Fund	R	June 18, 1997	0.20
Connecticut Tax-Exempt Fund	R	June 18, 1997	0.20
Florida Tax-Exempt Fund	R	June 18, 1997	0.20
Massachusetts Tax-Exempt Fund	R	June 18, 1997	0.20
Michigan Tax-Exempt Fund	R	June 18, 1997	0.20
New Jersey Tax-Exempt Fund	R	June 18, 1997	0.20
Ohio Tax-Exempt Fund	R	June 18, 1997	0.20
Pennsylvania Tax-Exempt Fund	R	September 13, 1997	0.20
Virginia Tax-Exempt Fund	R	March 1, 2000	0.20

X-1

RESERVE NEW YORK TAX-EXEMPT TRUST
New York Tax-Exempt Fund	R	June 18, 1997	0.20

RESERVE MUNICIPAL MONEY-MARKET TRUST
Louisiana Municipal Money-Market Fund	R	July 2, 1999	0.20
Minnesota Municipal Money-Market Fund	R	July 2, 1999	0.20

HALLMARK EQUITY SERIES TRUST
Hallmark International Small-Cap Fund	R	August 1, 2000	0.20
Hallmark Mid-Cap Growth Fund	R	Since inception	0.20
Hallmark Strategic Growth Fund	R	June 2, 1999	0.20
Hallmark Informed Investors Growth Fund	R	June 18, 1997	0.20
Hallmark Capital Appreciation Fund	R	June 18, 1997	0.20
Hallmark Large-Cap Growth Fund	R	June 18, 1997	0.20
Hallmark Small-Cap Growth Fund	R	June 18, 1997	0.20
Hallmark International Equity Fund	R	June 18, 1997	0.20

X-2

Exhibit Y

Investment Advisory Fees Paid or Payable and Applicable Fee Waivers and/or Reimbursements
from Fund Inception (or since Previous Management Agreement Lapsed)
of each Relevant Fund to End of Most Recent Calendar Year

Fund		Fees Paid or Payable (After Waivers And Reimbursements)	Waivers	Reimbursements

THE RESERVE FUND
Primary Fund	June 18, 1997
Primary II Fund	December 13, 2001
U.S. Government Fund	June 18, 1997
U.S. Treasury Fund	June 18, 1997

RESERVE TAX-EXEMPT TRUST
Interstate Tax-Exempt Fund	June 18, 1997
California Tax-Exempt Fund	June 18, 1997
Connecticut Tax-Exempt Fund	June 18, 1997
Florida Tax-Exempt Fund	June 18, 1997
Massachusetts Tax-Exempt Fund	June 18, 1997
Michigan Tax-Exempt Fund	June 18, 1997
New Jersey Tax-Exempt Fund	June 18, 1997
Ohio Tax-Exempt Fund	June 18, 1997
Pennsylvania Tax-Exempt Fund	September 13, 1997
Virginia Tax-Exempt Fund	March 1, 2000

RESERVE NEW YORK TAX-EXEMPT TRUST
New York Tax-Exempt Fund	June 18, 1997

Y-1

RESERVE MUNICIPAL MONEY-MARKET TRUST
Louisiana Municipal Money-Market Fund	July 2, 1999
Minnesota Municipal Money-Market Fund	July 2, 1999

HALLMARK EQUITY SERIES TRUST
Hallmark International Small-Cap Fund	August 1, 2000
Hallmark Mid-Cap Growth Fund	Since inception
Hallmark Strategic Growth Fund	June 2, 1999
Hallmark Informed Investors Growth Fund	June 18, 1997
Hallmark Capital Appreciation Fund	June 18, 1997
Hallmark Large-Cap Growth Fund	June 18, 1997
Hallmark Small-Cap Growth Fund	June 18, 1997
Hallmark International Equity Fund	June 18, 1997

Y-2

Exhibit Z

Fees Paid to Each Sub-Investment Manager and Applicable Fee Waivers and/or Reimbursements
From Expiration Date to June 30, 2005

Fees	Expiration Date	Fees paid or Payable (After Waivers and Reimbursements)	Waivers	Reimbursements

Hallmark International Equity Fund	September 21, 2000	$

Hallmark Large-Cap Growth Fund	December 13, 2000	$

Hallmark International Small-Cap Fund	June 20, 2001	$

Hallmark Informed Investors Growth Fund	March 19, 2003	$

Hallmark Small-Cap Growth Fund	June 23, 2004	$

Hallmark Capital Appreciation Fund	December 14, 2004	$

Hallmark Mid-Cap Growth Fund	Inception	$

Hallmark Strategic Growth Fund	June 2002

Z-1

Exhibit Aa

Distribution Fees Paid or Payable by Relevant Fund Share Class to Resrv and Applicable
Fee Waivers and/or Reimbursements From Expiration or Lack of Approval
by Relevant Fund Share Class to End of Most Recent Calendar Year

Fund	Expiration Date	Fees Paid or Payable (After Waivers and Reimbursements)	Waivers	Reimbursements

THE RESERVE FUND
Primary Fund	June 18, 1997	102,732,607
Primary Fund II	December 13, 2001	5,659
U.S. Government Fund	June 18, 1997	18,339,725
U.S. Treasury Fund	June 18, 1997	6,316,641

RESERVE TAX-EXEMPT TRUST
Interstate Tax-Exempt Fund	June 18, 1997	5,863,811
California Tax-Exempt Fund	June 18, 1997	1,924,574
Connecticut Tax-Exempt Fund	June 18, 1997	680,601
Florida Tax-Exempt Fund	June 18, 1997	661,850
Massachusetts Tax-Exempt Fund	June 18, 1997	310,986
Michigan Tax-Exempt Fund	June 18, 1997	125,480
New Jersey Tax-Exempt Fund	June 18, 1997	982,314
Ohio Tax-Exempt Fund	June 18, 1997	167,215
Pennsylvania Tax-Exempt Fund	September 13, 1997	649,437
Virginia Tax-Exempt Fund	March 1, 2000	159,546

RESERVE NEW YORK TAX-EXEMPT TRUST
New York Tax-Exempt Fund	June 18, 1997	3,922,832

Aa-1

Fund	Expiration Date	Fees Paid or Payable (After Waivers and Reimbursements)	Waivers	Reimbursements

RESERVE MUNICIPAL MONEY-MARKET TRUST
Louisiana Municipal Money-Market Fund	July 2, 1999	6,706
Minnesota Municipal Money-Market Fund	July 2, 1999	14,851

HALLMARK EQUITY SERIES TRUST
Hallmark Capital Appreciation Fund	June 18, 1997	166,764
Hallmark Informed Investors Growth Fund	June 18, 1997	144,112
Hallmark International Equity Fund	June 18, 1997	162,789
Hallmark International Small-Cap Fund	August 1, 2000	9,189
Hallmark Large-Cap Growth Fund	June 18, 1997	102,356
Hallmark Mid-Cap Growth Fund	Since Inception	23,685
Hallmark Small-Cap Growth Fund	June 18, 1997	781,272
Hallmark Strategic Growth Fund	June 2, 1999	20,342

Aa-2

Exhibit Bb

Board Considerations of Retention of Payments

In granting their unanimous approval, the Trustees, who were represented by independent counsel (as defined in the Investment Company Act) who reviewed the legal issues presented to the Board in connection with the termination of the Funds’ management arrangements, considered the nature of the continuing relationship between RMCI and the Funds, RMCI’s willingness to subsidize the Funds’ operations, and the nature and the quality of the services it has performed for the Funds since the lapsing of (or failure to appropriately adopt) the Previous Management Agreements.  The Trustees also considered that:

•                  the Funds and their shareholders have experienced no economic harm during the applicable period as a result of the inadvertent failure to properly adopt or inadvertent termination of the Previous Management Agreements, and the amounts that were paid and are payable are no more than what the Funds would have paid had the Previous Management Agreements remained in effect;

•                  but for failing to meet the technical requirements of the Investment Company Act, the Board had intended that the Previous Management Agreements be entered into and/or continue uninterrupted;

•                  RMCI has agreed to pay for the costs of soliciting shareholder approval of the New Management Agreements and the ratification of the retention of its management fees;

•                  services were provided by RMCI during the term of the Previous Management Agreements, and RMCI incurred actual expenses;

•                  the Investment Company Act permits a court to enforce a contract that otherwise violates the Investment Company Act or rules thereunder should a court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the Investment Company Act; and

•                  should Board or shareholder approval be withheld, RMCI could seek to obtain some or all of these payments through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Previous Management Agreements, the unintended lapse of which had resulted from events described (see “Background”), and, in the advice of legal counsel, there would be a strong likelihood of RMCI prevailing on such grounds.

Having been advised of the equitable standard to be applied under Section 47(b) of the Investment Company Act should the Funds seek to rescind the terminated contracts and the cost likely to be involved in such litigation and having considered the absence of harm to Fund shareholders and the windfall that would result to shareholders from a rescission of the terminated contracts, the Board of each Trust unanimously approved RMCI’s request that it be permitted to retain all fees paid, and all fees payable, to RMCI from the applicable expiration date through the effective date of the New Management Agreements.

Bb-1

Exhibit Cc

Form of
Plan of Liquidation, Dissolution and Termination

The Hallmark Equity Series Trust (“HEST”), a Delaware statutory trust, shall proceed to a complete liquidation of its [                 ] portfolio (the “Portfolio”) according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the “Plan”).  The Plan has been approved by the Trustees of HEST (the “Trustees”) as being advisable and in the best interests of the Portfolio and its shareholders (each, a “Shareholder” and, collectively, the “Shareholders”), and HEST expects it to be approved by a majority of the Shareholders.  As soon as practicable after the Liquidation Date (as defined below), the Portfolio shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Delaware Statutory Trust Act (the “Act”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.             Adoption of Plan.  Once the Plan is adopted by the Trustees, the effective date of the Plan (the “Effective Date”) shall be the date on which the Shareholders approve the termination of HEST.

2.             Liquidation and Distribution of Assets.  As soon as is reasonable and practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Portfolio and the Portfolio’s investment adviser, Reserve Management Company, Inc. (the “Adviser”) shall have the authority to engage in such transactions or authorize such transactions as may be appropriate for the Portfolio’s liquidation and dissolution.

3.             Provisions for Liabilities.  The Portfolio shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

4.             Distribution to Shareholders.  As soon as practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Portfolio shall liquidate and distribute pro rata on the date of liquidation (the “Liquidation Date”) to the shareholders of record as of the close of business on the day prior to the Liquidation Date, all of the remaining assets of the Portfolio in complete cancellation and redemption of all of the outstanding shares of the Portfolio, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

5.             Recordation of Cancellation.  As promptly as practicable, the Portfolio shall be dissolved in accordance with HEST’s Agreement and Declaration of Trust and the Trustees shall cause the Portfolio to be cancelled on the Trust’s books and records.

6.             Amendment or Abandonment of Plan.  The Trustees may modify or amend this Plan at any time without Shareholder approval if they determine that such action is permissible under HEST’s Agreement and Declaration of Trust and Bylaws, and would be advisable and in the best interests of the Portfolio and its Shareholders.  In addition, the Trustees may abandon this Plan without Shareholder approval at any time prior to the execution of the Certificate of Cancellation if they determine that abandonment would be advisable and in the best interests of the Portfolio and its Shareholders.

Cc-1

7.             Powers of Trustees and Officers.  The Trustees and the officers of HEST are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Trustees and the officers of HEST deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Portfolio in accordance with the Code, the Act and the Portfolio’s governing documents, including withdrawing any state registrations of the Portfolio and/or its shares withdrawing any qualification to conduct business in any state in which the Portfolio is so qualified and the preparation and filing of any tax returns.

8.             Termination of Business Operations.  As soon as practicable upon adoption of this Plan, the Portfolio shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

9.             Expenses.  The expenses of carrying out the terms of this Plan (which shall not include transactions costs, taxes and extraordinary expenses) shall be borne by the Adviser or one of its affiliates, whether or not the liquidation contemplated by this Plan is effected.

Cc-2

Exhibit Dd

Net Assets Of HEST Funds (excluding Hallmark Small-Cap Growth Fund) At
The Conclusion of the 3 Years (If Available) Preceding the Board Meeting and
Percentage Change in Net Assets For This Time Period.

Changes in Net Assets

	Net Assets as of December 31,				% Change
	2003	2004	2005	11/21/2006	since 2003
Hallmark Informed Investors Growth Fund	6,104,705	6,511,193	5,771,806	3,940,812	-35.4%
Hallmark Capital Appreciation Fund	6,057,831	5,488,887	4,347,633	2,453,616	-59.5%
Hallmark Large-Cap Growth Fund	5,413,642	5,247,894	3,122,522	1,582,680	-70.8%
Hallmark Strategic Growth Fund	4,414,604	4,205,008	1,376,039	785,682	-82.2%
Hallmark International Equity Fund	2,047,427	2,192,693	1,950,155	1,297,907	-36.6%
Hallmark International Small-Cap Fund	2,640,159	696,964	453,113	420,890	-84.1%
	$26,638,368	$24,326,39	$17,021,268	$10,481,587	-60.7%

	Net Assets as of December 31,						% Change
	2003		2004		2005	11/21/2006	since 2005
Hallmark Mid-Cap Growth Fund		*		*	$16,332,329	$14,124,542	-13.5%

Grand Total	$26,638,368		$24,326,39		$33,353,597	$24,606,129

*                 Fund came under Reserve management on January 4, 2005

**          Fund came under Reserve management on October 1, 2004

Dd-1

Exhibit Ee

Information About Audit and Other Fees

Audit Fees

The following table shows the aggregate fees billed to the Trusts by KPMG, LLP (“KPMG”), the funds’ independent registered certified public accounting firm, and by PricewaterhouseCoopers (“PwC”) for each of the indicated fiscal years for professional services rendered in connection with the audit of each Trust’s annual financial statements or services that are (or were normally provided) normally provided by KPMG or PwC in connection with statutory and regulatory filings or engagements:

Trust	Fiscal Year End	2006	2005
The Reserve Fund	5/31	$148,933	$372,073
Reserve Tax-Exempt Trust	5/31	$298,865	$198,020
Reserve New York Tax-Exempt Trust	5/31	$32,687	$21,790
Reserve Municipal Money-Market Trust	5/31	$66,560	$30,437
Reserve Short-Term Investment Trust	3/31	$32,687	$0
Hallmark Equity Series Trust	3/31	$276,992	$321,857
Hallmark Investment Series Trust	6/30	$100,560	$158,321

Audit-Related Fees

$1,609,282

Tax Fees

$157,500

All Other Fees

$293,000

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy to preapprove all audit services and permitted non-audit services to be performed for the Funds by KPMG. This policy sets forth the understanding of the Audit Committee regarding the retention of KPMG to provide (1) audit and permissible audit related, tax and other services to the Trusts; (2) non-audit services to the Adviser, or any “control affiliates” of such Adviser, that relate directly to the Trusts’ operations and financial reporting; and (3) certain other audit and non-audit services to the Adviser and its control affiliates.

Ee-1

Less than 50% of the hours billed by KPMG for auditing services to registrant for each Trust’s respective most recent fiscal year end, were for work performed by persons other than full-time, permanent employees of KPMG.  No non-audit or tax fees were billed by KPMG to each Trust, RMCI and any entity controlling, controlled by, or under common control with RMCI for each Trust’s last two respective fiscal years.

The Trusts’ Audit Committee has considered the non-audit services provided to the Trusts and RMCI and any entity controlling, controlled by, or under common control with Heritage as described above and determined that these services do not compromise KPMG’s independence.  The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Funds’ financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds’ independent registered public accounting firm is in fact “independent.”

Change in Auditors

On September 29, 2005, PwC resigned as independent registered public accountant for the Funds.  PwC was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PwC’s resignation was accepted by the Funds’ Audit Committees and the Funds’ Boards of Trustees.  KPMG was subsequently engaged as independent registered public accountant for the Funds by the Audit Committees and the Funds’ Board of Trustees on December 28, 2005.

PwC issued reports on the Funds’ financial statements for the fiscal years ending March 31, 2004 and 2005, May 31, 2004 and 2005 and June 30, 2004 and 2005, as applicable.  Such reports did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  At no time during the Funds’ two most recent fiscal years preceding the resignation of PricewaterhouseCoopers LLP were there any disagreements with PwC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Ee-2

FORM OF PROXY	RESERVE FUND	FORM OF PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The undersigned hereby appoints [                 ] and [                  ], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) of the Reserve Funds (each a “Fund”) to be held at __:__ p.m., Eastern Time, on [                  ], 2007 at the offices of the [                                                                    ], New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein), revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees and “FOR” each of the other proposals as described in the Proxy Statement.  Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

VOTE VIA THE MAIL
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name(s) appear(s) on the records of the Fund.  Joint owners should each sign personally.  Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Shareholder sign here

Shareholder sign here

Date	RSV_17368

FUND	FUND	FUND
Fundname Drop In 1 - class	Fundname Drop In 2 - class	Fundname Drop In 3 - class
Fundname Drop In 4 - class	Fundname Drop In 5 - class	Fundname Drop In 6 – class
Fundname Drop In 7 - class	Fundname Drop In 8 - class	Fundname Drop In 9 – class
Fundname Drop In 10 - class	Fundname Drop In 11 - class	Fundname Drop In 12 – class

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

☐ To vote FOR all Proposals mark this box. No other vote is necessary.
					FOR	WITHHOLD	FOR ALL
					ALL	ALL	EXCEPT
1.	Election of Trustees.
					☐	☐	☐
	01.	Santa Albicocco	02. Ronald J. Artinian	03. Bruce R. Bent
	04.	Joseph D. Donnelly	05. Edwin Ehlert, Jr.	06. William J. Montgoris
	07.	Frank J. Stalzer	08. William E. Viklund	09. Stephen P. Zieniewica

INSTRUCTIONS: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.                          Approval of New “Comprehensive Fee” Investment Management Agreements.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐	Fundname Drop In 2 - class	☐	☐	☐	Fundname Drop In 3 - class	☐	☐	☐
Fundname Drop In 4 - class	☐	☐	☐	Fundname Drop In 5 - class	☐	☐	☐	Fundname Drop In 6 - class	☐	☐	☐
Fundname Drop In 7 - class	☐	☐	☐	Fundname Drop In 8 - class	☐	☐	☐	Fundname Drop In 9 - class	☐	☐	☐
Fundname Drop In 10 - class	☐	☐	☐	Fundname Drop In 11 - class	☐	☐	☐	Fundname Drop In 12 - class	☐	☐	☐

3.                          Approval to Amend “Comprehensive Fee” Investment Management Agreements.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐	Fundname Drop In 2 - class	☐	☐	☐	Fundname Drop In 3 - class	☐	☐	☐
Fundname Drop In 4 - class	☐	☐	☐	Fundname Drop In 5 - class	☐	☐	☐	Fundname Drop In 6 - class	☐	☐	☐
Fundname Drop In 7 - class	☐	☐	☐	Fundname Drop In 8 - class	☐	☐	☐	Fundname Drop In 9 - class	☐	☐	☐
Fundname Drop In 10 - class	☐	☐	☐	Fundname Drop In 11 - class	☐	☐	☐	Fundname Drop In 12 - class	☐	☐	☐

4.                          Approval of New Distribution Plans.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐	Fundname Drop In 2 - class	☐	☐	☐	Fundname Drop In 3 - class	☐	☐	☐
Fundname Drop In 4 - class	☐	☐	☐	Fundname Drop In 5 - class	☐	☐	☐	Fundname Drop In 6 - class	☐	☐	☐
Fundname Drop In 7 - class	☐	☐	☐	Fundname Drop In 8 - class	☐	☐	☐	Fundname Drop In 9 - class	☐	☐	☐
Fundname Drop In 10 - class	☐	☐	☐	Fundname Drop In 11 - class	☐	☐	☐	Fundname Drop In 12 - class	☐	☐	☐

5.                          Approval to Amend Distribution Plans.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐	Fundname Drop In 2 - class	☐	☐	☐	Fundname Drop In 3 - class	☐	☐	☐
Fundname Drop In 4 - class	☐	☐	☐	Fundname Drop In 5 - class	☐	☐	☐	Fundname Drop In 6 - class	☐	☐	☐
Fundname Drop In 7 - class	☐	☐	☐	Fundname Drop In 8 - class	☐	☐	☐	Fundname Drop In 9 - class	☐	☐	☐
Fundname Drop In 10 - class	☐	☐	☐	Fundname Drop In 11 - class	☐	☐	☐	Fundname Drop In 12 - class	☐	☐	☐

6.A.              Approval of the Retention of Payments Made Under  the “Comprehensive Fee” Investment Management Agreements.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐	Fundname Drop In 2 - class	☐	☐	☐	Fundname Drop In 3 - class	☐	☐	☐
Fundname Drop In 4 - class	☐	☐	☐	Fundname Drop In 5 - class	☐	☐	☐	Fundname Drop In 6 - class	☐	☐	☐
Fundname Drop In 7 - class	☐	☐	☐	Fundname Drop In 8 - class	☐	☐	☐	Fundname Drop In 9 - class	☐	☐	☐
Fundname Drop In 10 - class	☐	☐	☐	Fundname Drop In 11 - class	☐	☐	☐	Fundname Drop In 12 - class	☐	☐	☐

6.B.              Approval of the Retention of Payments Made Under Sub-Investment Management Agreements.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐	Fundname Drop In 2 - class	☐	☐	☐	Fundname Drop In 3 - class	☐	☐	☐
Fundname Drop In 4 - class	☐	☐	☐	Fundname Drop In 5 - class	☐	☐	☐	Fundname Drop In 6 - class	☐	☐	☐
Fundname Drop In 7 - class	☐	☐	☐	Fundname Drop In 8 - class	☐	☐	☐	Fundname Drop In 9 - class	☐	☐	☐
Fundname Drop In 10 - class	☐	☐	☐	Fundname Drop In 11 - class	☐	☐	☐	Fundname Drop In 12 - class	☐	☐	☐

6.C.              Approval of the Retention of Payments Made Under Distribution Plans and Distribution Agreements.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐	Fundname Drop In 2 - class	☐	☐	☐	Fundname Drop In 3 - class	☐	☐	☐
Fundname Drop In 4 - class	☐	☐	☐	Fundname Drop In 5 - class	☐	☐	☐	Fundname Drop In 6 - class	☐	☐	☐
Fundname Drop In 7 - class	☐	☐	☐	Fundname Drop In 8 - class	☐	☐	☐	Fundname Drop In 9 - class	☐	☐	☐
Fundname Drop In 10 - class	☐	☐	☐	Fundname Drop In 11 - class	☐	☐	☐	Fundname Drop In 12 - class	☐	☐	☐

7.                          Approval of Proposal to Permit Adviser and Hallmark Equity Series Trust to Enter Into, Terminate or Materially Change Agreements with Sub-Investment Managers, on behalf of Hallmark Mid-Cap Growth Fund, without Obtaining Shareholder Approval.

	FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐

8.                          Approval of Plan of Liquidation, Dissolution and Termination of each Series of Hallmark Equity Series Trust (except Hallmark Small-Cap Growth Fund).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐	Fundname Drop In 2 - class	☐	☐	☐	Fundname Drop In 3 - class	☐	☐	☐
Fundname Drop In 4 - class	☐	☐	☐	Fundname Drop In 5 - class	☐	☐	☐	Fundname Drop In 6 - class	☐	☐	☐
Fundname Drop In 7 - class	☐	☐	☐	Fundname Drop In 8 - class	☐	☐	☐	Fundname Drop In 9 - class	☐	☐	☐
Fundname Drop In 10 - class	☐	☐	☐	Fundname Drop In 11 - class	☐	☐	☐	Fundname Drop In 12 - class	☐	☐	☐

9.                          Approval of Change of Fundamental Investment Policy for each Series of the Reserve Tax-Exempt Trust (except Interstate Tax-Exempt Fund of Reserve Tax-Exempt Trust) and New York Tax-Exempt Trust.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1 - class	☐	☐	☐	Fundname Drop In 2 - class	☐	☐	☐	Fundname Drop In 3 - class	☐	☐	☐
Fundname Drop In 4 - class	☐	☐	☐	Fundname Drop In 5 - class	☐	☐	☐	Fundname Drop In 6 - class	☐	☐	☐
Fundname Drop In 7 - class	☐	☐	☐	Fundname Drop In 8 - class	☐	☐	☐	Fundname Drop In 9 - class	☐	☐	☐
Fundname Drop In 10 - class	☐	☐	☐	Fundname Drop In 11 - class	☐	☐	☐	Fundname Drop In 12 - class	☐	☐	☐

10.                   To conduct such other business as may be properly brought before the Shareholders.

RSV_17368